Securities Act File No. 33-40682 Investment Company Act File No. 811-06312

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 81 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 81 ☒

(Check appropriate box or boxes)

THE LAZARD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

(212) 632-6000

(Registrant’s Telephone Number, including Area Code)

30 Rockefeller Plaza, New York, New York 10112

(Address of Principal Executive: Number, Street, City, State, Zip Code)

Nathan A. Paul, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Services)

Copy to:
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

            It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on November 29, 2013 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (DATE) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (DATE) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lazard Funds Prospectus
November 29, 2013

Shares
	Institutional	Open	R6
US Equity
Lazard US Equity Concentrated Portfolio	LEVIX	LEVOX	RLUEX
Lazard US Strategic Equity Portfolio	LZUSX	LZUOX	RLUSX
Lazard US Mid Cap Equity Portfolio	LZMIX	LZMOX	RLMCX
Lazard US Small-Mid Cap Equity Portfolio	LZSCX	LZCOX	RLSMX
Global Equity
Lazard Global Listed Infrastructure Portfolio	GLIFX	GLFOX	RLGLX
International Equity
Lazard International Equity Portfolio	LZIEX	LZIOX	RLIEX
Lazard International Equity Select Portfolio	LZSIX	LZESX	RLIQX
Lazard International Strategic Equity Portfolio	LISIX	LISOX	RLITX
Lazard International Small Cap Equity Portfolio	LZISX	LZSMX	RLICX
Emerging Markets
Lazard Emerging Markets Core Equity Portfolio	ECEIX	ECEOX	RLEOX
Lazard Emerging Markets Equity Portfolio	LZEMX	LZOEX	RLEMX
Lazard Developing Markets Equity Portfolio	LDMIX	LDMOX	RLDMX
Lazard Emerging Markets Equity Blend Portfolio	EMBIX	EMBOX	RLEBX
Lazard Emerging Markets Multi-Strategy Portfolio	EMMIX	EMMOX	RLMSX
Lazard Emerging Markets Debt Portfolio	LEDIX	LEDOX	RLEDX
Lazard Explorer Total Return Portfolio	LETIX	LETOX	RLETX

Real Estate
Lazard US Realty Income Portfolio	LRIIX	LRIOX	RLRIX
Lazard US Realty Equity Portfolio	LREIX	LREOX	RLREX
Lazard Global Realty Equity Portfolio	LITIX	LITOX	RLGRX
US Fixed Income
Lazard US Short Duration Fixed Income Portfolio	UMNIX	UMNOX	RLSDX
Lazard US Corporate Income Portfolio	LZHYX	LZHOX	RLCIX
Global Fixed Income
Lazard Global Fixed Income Portfolio	LZGIX	LZGOX	RLGFX
Targeted Volatility
Lazard Multi-Asset Targeted Volatility Portfolio
Tactical Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio	LCAIX	LCAOX	RLCPX

The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

 Lazard Funds Table of Contents

▲

2	Summary Section	Carefully review this important section for
2	Lazard US Equity Concentrated Portfolio	information on the Portfolios’ investment
6	Lazard US Strategic Equity Portfolio	objectives, fees and past performance and a
10	Lazard US Mid Cap Equity Portfolio	summary of the Portfolios’ principal investment
14	Lazard US Small-Mid Cap Equity Portfolio	strategies and risks.
18	Lazard Global Listed Infrastructure Portfolio
22	Lazard International Equity Portfolio
26	Lazard International Equity Select Portfolio
30	Lazard International Strategic Equity Portfolio
34	Lazard International Small Cap Equity Portfolio
38	Lazard Emerging Markets Core Equity Portfolio
41	Lazard Emerging Markets Equity Portfolio
45	Lazard Developing Markets Equity Portfolio
49	Lazard Emerging Markets Equity Blend Portfolio
53	Lazard Emerging Markets Multi-Strategy Portfolio
59	Lazard Emerging Markets Debt Portfolio
64	Lazard Explorer Total Return Portfolio
68	Lazard US Realty Income Portfolio
74	Lazard US Realty Equity Portfolio
79	Lazard Global Realty Equity Portfolio
85	Lazard US Short Duration Fixed Income Portfolio
90	Lazard US Corporate Income Portfolio
94	Lazard Global Fixed Income Portfolio
99	Lazard Multi-Asset Targeted Volatility Portfolio
103	Lazard Capital Allocator Opportunistic Strategies Portfolio
108	Additional Information about the Portfolios

109	Additional Information About Principal Investment Strategies and	Review this section for additional information
	Principal Investment Risks	on the Portfolios’ principal investment
strategies and risks.

116	Fund Management	Review this section for details on the people and
117	Portfolio Management	organizations who oversee the Portfolios.
118	Biographical Information of Principal Portfolio Managers
122	Administrator
122	Distributor
122	Custodian

123	Shareholder Information	Review this section for details on how shares
123	General	are valued, how to purchase, sell and exchange
124	How to Buy Shares	shares, related charges and payments of
127	Distribution and Servicing Arrangements	dividends and distributions.
127	How to Sell Shares
129	Investor Services
129	General Policies
129	Account Policies, Dividends and Taxes

131	Financial Highlights	Review this section for recent financial information.

154	Other Performance of the Investment Manager
	Back Cover	Where to learn more about the Portfolios.

Prospectus1

 Lazard Funds Summary Section

▲

Lazard US Equity Concentrated Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio, a series of The Lazard Funds, Inc. (the “Fund”).

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%	.70%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.58%	3.89%	.58%	*

Total Annual Portfolio Operating Expenses	1.28%	4.84%	1.28%

Fee Waiver and Expense Reimbursement**	.33%	3.59%	.38%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.95%	1.25%	.90%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by Lazard Asset Management LLC (the “Investment Manager”) to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014 to the extent Total Annual Portfolio Operating Expenses exceed .95%, 1.25% and .90% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, and from November 30, 2014 through April 30, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Fund’s Board of Directors (the “Board”), and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 97	$335	$592	$1,343

Open Shares	$127	$428	$752	$1,944

R6 Shares	$ 92	$319	$565	$1,288

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 116% of the average value of its portfolio.

2Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies of any market capitalization. The Portfolio has a concentrated portfolio of investments, typically investing in 15 to 35 companies with market capitalizations generally greater than $350 million. The Portfolio seeks to outperform broad-based securities market indices, such as the S&P 500® Index, the Russell 1000® Index and the Russell 3000® Index. The Investment Manager’s philosophy employed for the Portfolio is based on value creation through its process of bottom-up stock selection, and the Investment Manager implements a disciplined portfolio construction process. The Investment Manager’s fundamental research seeks to identify investments typically featuring robust organic cash flow, balance sheet strength and operational flexibility.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

The Portfolio is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Large Cap Companies Risk. The securities of large cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Non-Diversification Risk. Because the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s net asset value (“NAV”) may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Prospectus3

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Equity Concentrated Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance (prior to the change in investment strategy described above) compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 19.10% Worst Quarter: 12/31/08 -21.54%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Russell 1000 Value/S&P 500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 1000 Value Index for all periods through May 30, 2012 (when the Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter. In future periods the Portfolio will no longer compare its performance to that of the Russell 1000 Value Index.

4Prospectus

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	9/30/05

Returns Before Taxes		16.83%	0.53%	3.83%

Returns After Taxes on Distributions		16.67%	0.30%	3.14%

Returns After Taxes on Distributions and Sale of Portfolio Shares		11.15%	0.41%	3.00%

Open Shares (Returns Before Taxes)	9/30/05	16.51%	0.22%	3.54%

R6 Shares (Returns Before Taxes)	11/29/13	16.83%	0.53%	3.83%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	4.27%

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)		17.51%	0.59%	3.38%

Russell 1000 Value/S&P 500 Linked Index (reflects no deduction for fees, expenses or taxes)		13.90%	-0.03%	2.94%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since May 2012.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since March 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since September 2005.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus5

 Lazard Funds Summary Section

▲

Lazard US Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.70%	.70%	.70%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.29%	.42%	.29%	*

Total Annual Portfolio Operating Expenses	.99%	1.37%	.99%

Fee Waiver and Expense Reimbursement**	.24%	.32%	.29%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.75%	1.05%	.70%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .75%, 1.05% and .70% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 77	$291	$524	$1,191

Open Shares	$107	$402	$719	$1,618

R6 Shares	$ 72	$286	$519	$1,187

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 60% of the average value of its portfolio.

6Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large cap companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions and the Portfolio also may invest in mid cap and small cap companies.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of US companies. The Portfolio may invest up to 20% of its assets in securities of non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. The securities of large cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Prospectus7

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 16.46% Worst Quarter: 12/31/08 -23.06%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	12/30/04

Returns Before Taxes		14.56%	1.73%	3.80%

Returns After Taxes on Distributions		14.17%	1.49%	3.11%

Returns After Taxes on Distributions and Sale of Portfolio Shares		9.96%	1.43%	3.08%

Open Shares (Returns Before Taxes)	12/30/04	14.10%	1.42%	3.50%

R6 Shares (Returns Before Taxes)	11/29/13	14.56%	1.73%	3.80%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	1.66%	4.20%

8Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since December 2004.

Robert A. Failla, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since December 2004.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since March 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since December 2004.

Ronald Temple, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity Select teams, has been with the Portfolio since February 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus9

 Lazard Funds Summary Section

▲

Lazard US Mid Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.23%	.26%	.23%	*

Total Annual Portfolio Operating Expenses	.98%	1.26%	.98%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$100	$312	$542	$1,201

Open Shares	$128	$400	$692	$1,523

R6 Shares	$100	$312	$542	$1,201

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 102% of the average value of its portfolio.

10Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of mid cap US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap® Index (ranging from approximately $399.8 million to $27.9 billion as of November 12, 2013).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (mid cap) US companies. The Portfolio may invest up to 20% of its assets in equity securities of larger or smaller US or non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Prospectus11

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 21.18% Worst Quarter: 12/31/08 -26.54%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	11/4/97

Returns Before Taxes		5.76%	1.03%	7.50%	6.79%

Returns After Taxes on Distributions		5.71%	0.89%	6.66%	5.26%

Returns After Taxes on Distributions and Sale of Portfolio Shares		3.80%	0.85%	6.32%	5.11%

Open Shares (Returns Before Taxes)	11/4/97	5.44%	0.76%	7.21%	6.48%

R6 Shares (Returns Before Taxes)	11/29/13	5.76%	1.03%	7.50%	6.79%

Russell Midcap Index (reflects no deduction for fees, expenses or taxes)		17.28%	3.57%	10.65%	7.88%

12Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Robert A. Failla, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since July 2005.

Christopher H. Blake, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since November 2001.

Daniel Breslin, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and US Mid Cap Equity teams, has been with the Portfolio since October 2010.

Martin Flood, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since March 2011.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since January 2001.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus13

 Lazard Funds Summary Section

▲

Lazard US Small-Mid Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.13%	.21%	.13%	*

Total Annual Portfolio Operating Expenses	.88%	1.21%	.88%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 90	$281	$488	$1,084

Open Shares	$123	$384	$665	$1,466

R6 Shares	$ 90	$281	$488	$1,084

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 92% of the average value of its portfolio.

14Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of small to mid cap US companies. The Investment Manager considers “small-mid cap companies” to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2500® Index (ranging from approximately $30.9 million to $9.8 billion as of November 12, 2013).

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small-mid cap US companies. The Investment Manager focuses on relative value in seeking to construct a diversified portfolio of investments for the Portfolio that maintains sector and industry balance, using investment opportunities identified through bottom-up fundamental research conducted by the Investment Manager’s small cap, mid cap and global research analysts.

The Portfolio may invest up to 20% of its assets in securities of larger or smaller US or non-US companies.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Prospectus15

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Small-Mid Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 28.30% Worst Quarter: 9/30/11 -26.02%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Russell 2000/2500 Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through August 24, 2008 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter.

16Prospectus

	Inception Date	1 Year	5 Years	10 Years	LIfe of Portfolio

Institutional Shares:	10/30/91

Returns Before Taxes		15.45%	5.58%	9.16%	10.33%

Returns After Taxes on Distributions		14.99%	4.96%	7.23%	8.10%

Returns After Taxes on Distributions and Sale of Portfolio Shares		10.64%	4.56%	7.35%	8.13%

Open Shares (Returns Before Taxes)	1/30/97	14.97%	5.22%	8.81%	6.89%

R6 Shares (Returns Before Taxes)	11/29/13	15.45%	5.58%	9.16%	10.33%

Russell 2500 Index (reflects no deduction for fees, expenses or taxes)		17.88%	4.34%	10.49%	10.39% (Institutional) 8.28% (Open)

Russell 2000/2500 Linked Index (reflects no deduction for fees, expenses or taxes)		17.88%	4.78%	10.36%	9.30% (Institutional) 7.15% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Daniel Breslin, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and US Mid Cap Equity teams, has been with the Portfolio since May 2007.

Michael DeBernardis, portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams, has been with the Portfolio since October 2010.

Robert A. Failla, portfolio manager/analyst on various of the Investment Manager’s US Equity teams, has been with the Portfolio since October 2010.

Andrew D. Lacey, portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams, has been with the Portfolio since May 2003.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus17

 Lazard Funds Summary Section

▲

Lazard Global Listed Infrastructure Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%	.90%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.24%	.35%	.24%	*

Total Annual Portfolio Operating Expenses	1.14%	1.50%	1.14%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$116	$362	$628	$1,386

Open Shares	$153	$474	$818	$1,791

R6 Shares	$116	$362	$628	$1,386

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

18Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. The Investment Manager focuses on companies with a minimum market capitalization of $250 million that own physical infrastructure and which the Investment Manager believes are undervalued.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, with securities listed on a national or other recognized securities exchange.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in infrastructure companies organized or located outside the US or doing a substantial amount of business outside the US. The Investment Manager allocates the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries). The Portfolio may invest in equity securities of companies with some business activities located in emerging market countries.

The Investment Manager generally seeks to substantially hedge foreign currency exposure in the Portfolio against movements relative to the US dollar by entering into foreign currency forward contracts, although the Portfolio’s total foreign currency exposure may not be fully hedged at all times.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Infrastructure Companies Risk. Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to:

•	regulation by various government authorities, including rate regulation;

•	service interruption due to environmental, operational or other mishaps;

•	the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards; and

•	general changes in market sentiment towards infrastructure and utilities assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur

Prospectus19

subsequent to acquisition of investments denominated in emerging market currencies.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Foreign Currency Hedging Risk. Irrespective of any foreign currency exposure hedging, the Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager may not be able to accurately predict movements in exchange rates and there may be imperfect correlations between movements in exchange rates that could cause the Portfolio to incur significant losses. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Forward Currency Contract Risk. Forward currency contracts may reduce returns or increase volatility, perhaps substantially. Forward currency contracts are subject to the risk of default by the counterparty to the contracts and can be illiquid. These contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of forward currency contracts, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Large Cap Companies Risk. The securities of large cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Listed Infrastructure Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/10 12.17% Worst Quarter: 9/30/11 -9.85%

20Prospectus

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	12/31/09

Returns Before Taxes		18.05%	7.40%

Returns After Taxes on Distributions		17.62%	6.96%

Returns After Taxes on Distributions and Sale of Portfolio Shares		13.33%	6.50%

Open Shares (Returns Before Taxes)	12/31/09	17.54%	6.99%

R6 Shares (Returns Before Taxes)	11/29/13	18.05%	7.40%

UBS Global 50/50 Infrastructure & Utilities® Index (Hedged) (reflects no deduction for fees, expenses or taxes)		12.38%	5.10%

Morgan Stanley Capital International® World Index (reflects no deduction for fees, expenses or taxes)		15.83%	6.93%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

John Mulquiney, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, has been with the Portfolio since December 2009.

Warryn Robertson, portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team, has been with the Portfolio since December 2009.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolio” on page 108.

Prospectus21

 Lazard Funds Summary Section

▲

Lazard International Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.27%	.32%	.27%	*

Total Annual Portfolio Operating Expenses	1.02%	1.32%	1.02%

Fee Waiver and Expense Reimbursement**	—	—	.02%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.02%	1.32%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed 1.05%, 1.35% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$104	$325	$563	$1,248

Open Shares	$134	$418	$723	$1,590

R6 Shares	$102	$323	$561	$1,246

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

22Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia and Far East (“EAFE®”) Index (ranging from approximately $1.3 billion to $231.5 billion as of November 12, 2013) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries and may invest up to 15% of the Portfolio’s assets in securities of companies whose principal business activities are located in emerging market countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. The securities of large cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Prospectus23

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 21.90% Worst Quarter: 9/30/11 -17.77%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	10/29/91

Returns Before Taxes		22.70%	-0.83%	8.14%	6.11%

Returns After Taxes on Distributions		22.26%	-1.01%	7.81%	5.20%

Returns After Taxes on Distributions and Sale of Portfolio Shares		15.78%	-0.58%	7.26%	5.04%

Open Shares (Returns Before Taxes)	1/23/97	22.30%	-1.14%	7.82%	4.67%

R6 Shares (Returns Before Taxes)	11/29/13	22.70%	-0.83%	8.14%	6.11%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		17.32%	-3.69%	8.21%	5.10% (Institutional) 4.45% (Open)

24Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Michael G. Fry, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since November 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2013.

Michael Powers, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since January 1992.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus25

 Lazard Funds Summary Section

▲

Lazard International Equity Select Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	3.32%	3.67%	3.32%	*

Total Annual Portfolio Operating Expenses	4.17%	4.77%	4.17%

Fee Waiver and Expense Reimbursement**	3.02%	3.32%	3.07%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.15%	1.45%	1.10%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.45% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$117	$365	$633	$1,646

Open Shares	$148	$459	$792	$2,001

R6 Shares	$112	$360	$606	$1,594

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 46% of the average value of its portfolio.

26Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and common stocks, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index (ranging from approximately $1.3 billion to $231.5 billion as of November 12, 2013) that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may invest in securities of companies whose principal business activities are located in emerging market countries in an amount up to the current emerging markets component of the MSCI All Country World Index ex-US plus 15%. The allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. The securities of large cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Prospectus27

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 18.73% Worst Quarter: 9/30/11 -17.57%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The MSCI EAFE/All Country World Index ex-US Linked Index shown in the table is an unmanaged index created by the Investment Manager, which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Portfolio’s benchmark index changed) and the MSCI All Country World Index ex-US for all periods thereafter.

28Prospectus

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	5/31/01

Returns Before Taxes		21.59%	-1.94%	7.21%	4.01%

Returns After Taxes on Distributions		21.28%	-2.42%	6.50%	3.38%

Returns After Taxes on Distributions and Sale of Portfolio Shares		14.81%	-1.58%	6.53%	3.61%

Open Shares (Returns Before Taxes)	5/31/01	21.23%	-2.23%	6.90%	3.73%

R6 Shares (Returns Before Taxes)	11/29/13	21.59%	-1.94%	7.21%	4.01%

MSCI All Country World Index ex-US (reflects no deduction for fees, expenses or taxes)		16.83%	-2.89%	9.74%	5.80%

MSCI EAFE/All Country World Index ex-US Linked Index (reflects no deduction for fees, expenses or taxes)		16.83%	-3.99%	8.04%	4.18%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Michael G. Fry, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2010.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2003.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2010.

Kevin J. Matthews, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since May 2010.

Michael Powers, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2003.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since May 2001.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus29

 Lazard Funds Summary Section

▲

Lazard International Strategic Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.11%	.13%	.11%	*

Total Annual Portfolio Operating Expenses	.86%	1.13%	.86%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 88	$274	$477	$1,061

Open Shares	$115	$359	$622	$1,375

R6 Shares	$ 88	$274	$477	$1,061

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

30Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest up to 15% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The countries represented by the MSCI EAFE Index currently include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Large Cap Companies Risk. The securities of large cap companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Prospectus31

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Strategic Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 23.21% Worst Quarter: 9/30/11 -19.36%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	Life of Portfolio

Institutional Shares:	10/31/05

Returns Before Taxes		25.00%	-0.19%	6.04%

Returns After Taxes on Distributions		24.91%	-0.32%	5.52%

Returns After Taxes on Distributions and Sale of Portfolio Shares		16.58%	-0.09%	5.25%

Open Shares (Returns Before Taxes)	2/3/06	24.74%	-0.49%	3.79%

R6 Shares (Returns Before Taxes)	11/29/13	25.00%	-0.19%	6.04%

MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)		17.32%	-3.69%	3.14% (Institutional) 1.34% (Open)

32Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Mark Little, portfolio manager/analyst on the Investment Manager’s International Strategic Equity team, has been with the Portfolio since October 2005.

Michael A. Bennett, portfolio manager/analyst on various of the Investment Manager’s International Equity teams, has been with the Portfolio since September 2008.

Robin O. Jones, portfolio manager/analyst on the Investment Manager’s International Strategic Equity team, has been with the Portfolio since May 2009.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since October 2005.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus33

 Lazard Funds Summary Section

▲

Lazard International Small Cap Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.43%	.48%	.43%	*

Total Annual Portfolio Operating Expenses	1.18%	1.48%	1.18%

Fee Waiver and Expense Reimbursement**	.05%	.05%	.10%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.13%	1.43%	1.08%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed 1.13%, 1.43% and 1.08% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$115	$370	$644	$1,427

Open Shares	$146	$463	$803	$1,764

R6 Shares	$110	$365	$639	$1,423

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 48% of the average value of its portfolio.

34Prospectus

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers “small non-US companies” to be those non-US companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the MSCI EAFE Index (based on market capitalization of the Index as a whole, which ranged from approximately $1.3 billion to $231.5 billion as of November 12, 2013).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-US companies that the Investment Manager believes have the potential for growth. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies.

The Portfolio may invest up to 25% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio’s assets to emerging market countries may vary from time to time.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Prospectus35

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 31.53% Worst Quarter: 12/31/08 -27.07%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	12/1/93

Returns Before Taxes		22.28%	-1.96%	8.95%	6.59%

Returns After Taxes on Distributions		21.95%	-2.29%	7.34%	5.39%

Returns After Taxes on Distributions and Sale of Portfolio Shares		15.35%	-1.60%	8.03%	5.71%

Open Shares (Returns Before Taxes)	2/13/97	21.96%	-2.23%	8.65%	6.04%

R6 Shares (Returns Before Taxes)	11/29/13	22.28%	-1.96%	8.95%	6.59%

MSCI EAFE Small Cap Index (reflects no deduction for fees, expenses or taxes)		20.00%	-0.87%	11.93%	4.76% (Institutional)
					4.99%
					(Open)

36Prospectus

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Edward Rosenfeld, portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams, has been with the Portfolio since May 2007.

Alex Ingham, portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams, has been with the Portfolio since July 2012.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since December 1993.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

Prospectus37

 Lazard Funds Summary Section

▲

Lazard Emerging Markets Core Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses*	.34%	.39%	.34%

Total Annual Portfolio Operating Expenses	1.34%	1.64%	1.34%

Fee Waiver and Expense Reimbursement**	.04%	.04%	.09%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.60%	1.25%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through October 31, 2015, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$132	$416

Open Shares	$163	$509

R6 Shares	$127	$406

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no portfolio turnover information is presented.

38Prospectus

Principal Investment Strategies

In managing the Portfolio, the Investment Manager utilizes a flexible, core investment approach and engages in bottom-up, fundamental security analysis and selection. The Investment Manager may consider a security’s growth or value potential in managing the Portfolio. The Portfolio may invest in securities across the capitalization spectrum, although it typically invests in securities of companies with a market capitalization of $300 million or more.

The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions. Emerging market countries include all countries not represented by the MSCI World Index. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies that are economically tied to emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Prospectus39

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Stephen Russell, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Thomas Boyle, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Paul Rogers, portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, has been with the Portfolio since October 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

40Prospectus

 Lazard Funds Summary Section

▲

This Portfolio is closed to investment by most new investors. See page 124 for more information.

Lazard Emerging Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.10%	.15%	.10%	*

Total Annual Portfolio Operating Expenses	1.10%	1.40%	1.10%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$112	$350	$606	$1,340

Open Shares	$143	$443	$766	$1,680

R6 Shares	$112	$350	$606	$1,340

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 23% of the average value of its portfolio.

Prospectus41

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Value Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

42Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 34.12% Worst Quarter: 12/31/08 -30.50%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

Prospectus43

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	7/15/94

Returns Before Taxes		22.36%	1.81%	18.41%	8.55%

Returns After Taxes on Distributions		21.81%	0.96%	17.13%	7.61%

Returns After Taxes on Distributions and Sale of Portfolio Shares		16.06%	1.37%	16.43%	7.34%

Open Shares (Returns Before Taxes)	1/8/97	22.03%	1.46%	18.09%	8.57%

R6 Shares (Returns Before Taxes)	11/29/13	22.36%	1.81%	18.41%	8.55%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		18.22%	-0.92%	16.52%	6.54% (Institutional) 7.47% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since November 2001.

Rohit Chopra, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2007.

Erik McKee, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since July 2008.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since July 1994.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

44Prospectus

 Lazard Funds Summary Section

▲

Lazard Developing Markets Equity Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.21%	.28%	.21%	*

Total Annual Portfolio Operating Expenses	1.21%	1.53%	1.21%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$123	$384	$665	$1,466

Open Shares	$156	$483	$834	$1,824

R6 Shares	$123	$384	$665	$1,466

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 61% of the average value of its portfolio.

Prospectus45

Principal Investment Strategies

The Portfolio invests primarily in equity securities, principally common stocks, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”).

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Growth Investing Risk. The Portfolio invests in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

46Prospectus

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Developing Markets Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 56.64% Worst Quarter: 9/30/11 -28.53%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	9/30/08

Returns Before Taxes		17.16%	10.33%

Returns After Taxes on Distributions		17.13%	8.89%

Returns After Taxes on Distributions and Sale of Portfolio Shares		11.48%	8.28%

Open Shares (Returns Before Taxes)	9/30/08	16.79%	10.02%

R6 Shares (Returns Before Taxes)	11/29/13	17.16%	10.33%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		18.22%	9.69%

Prospectus47

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since September 2008.

Peter Gillespie, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since September 2008.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since September 2008.

John R. Reinsberg, portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams, has been with the Portfolio since September 2008.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

48Prospectus

 Lazard Funds Summary Section

▲

Lazard Emerging Markets Equity Blend Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.34%	.52%	.34%	*

Total Annual Portfolio Operating Expenses	1.34%	1.77%	1.34%

Fee Waiver and Expense Reimbursement**	.04%	.17%	.09%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.60%	1.25%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$132	$421	$730	$1,609

Open Shares	$163	$541	$943	$2,070

R6 Shares	$127	$416	$725	$1,605

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 57% of the average value of its portfolio.

Prospectus49

Principal Investment Strategies

The Portfolio invests primarily in equity securities, including common stocks, ADRs and GDRs, of non-US companies whose principal activities are located in emerging market countries.

Emerging market countries include all countries represented by the MSCI Emerging Markets Index, which currently includes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

The Investment Manager allocates the Portfolio’s assets between versions of the Investment Manager’s emerging markets relative value and relative growth investment strategies. In the emerging markets relative value strategy, assets are invested in companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. In the emerging markets relative growth strategy, the Investment Manager employs a relative growth investment philosophy that is based on value creation through the process of bottom-up stock selection. The Investment Manager’s approach consists of an analytical framework, accounting validation, fundamental analysis and portfolio construction parameters. The Investment Manager’s selection process focuses on growth and considers the sustainability of growth and the trade off between valuation and growth. A premium may be paid for higher, sustainable growth. The Portfolio may invest in companies of any size or market capitalization.

The Investment Manager currently intends to maintain an allocation of approximately 40%-60% of the Portfolio’s assets in each strategy, but the allocation ranges could change in the future without prior notice to shareholders. The Investment Manager will make allocation decisions between the strategies based on quantitative and qualitative analysis through proprietary software models. Quantitative analysis includes, among others, statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes, among others, analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios. The Investment Manager will periodically review the allocation of Portfolio assets between the strategies and modify the relative weightings to emphasize risk or to seek to mitigate risk exposures.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

50Prospectus

Value Investing and Growth Investing Risks. The Portfolio invests a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also invests a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small Cap Companies Risk. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation between the investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Equity Blend Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 3/31/12 17.59% Worst Quarter: 9/30/11 -24.35%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the

Prospectus51

Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	5/28/10

Returns Before Taxes		18.19%	6.32%

Returns After Taxes on Distributions		18.19%	6.20%

Returns After Taxes on Distributions and Sale of Portfolio Shares		12.21%	5.43%

Open Shares (Returns Before Taxes)	5/28/10	17.97%	6.02%

R6 Shares (Returns Before Taxes)	11/29/13	18.19%	6.32%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		18.22%	7.75%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analyst

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, has been with the Portfolio since May 2010.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since May 2010.

Kevin O’Hare, portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, has been with the Portfolio since May 2010.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, has been with the Portfolio since May 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

52Prospectus

 Lazard Funds Summary Section

▲

Lazard Emerging Markets Multi-Strategy Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.57%	2.57%	.57%	*

Total Annual Portfolio Operating Expenses	1.57%	3.82%	1.57%

Fee Waiver and Expense Reimbursement**	.27%	2.22%	.32%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.60%	1.25%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$132	$412	$713	$1,590

Open Shares	$163	$505	$871	$2,076

R6 Shares	$127	$397	$686	$1,538

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 160% of the average value of its portfolio.

Prospectus53

Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various emerging markets equity, debt and currency investment strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors through quantitative and qualitative analysis. These proportions are changed from time to time, and at any given time the allocation to one strategy (other than currency investments) may comprise a substantial percentage of the Portfolio’s assets. The Investment Manager will make allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models. Quantitative analysis includes, among others, statistical analysis of portfolio risks, factor dependencies and trading tendencies. Qualitative analysis includes, among others, analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

The Portfolio may invest in:

•	equity securities, including common stocks and depositary receipts and shares

•

debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations

•	emerging markets currencies and related instruments (primarily forward currency contracts) and structured notes

The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer. Under normal circumstances, the Portfolio invests at least 80% of its assets in securities and other investments that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The Portfolio currently intends to focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest in securities of any size or market capitalization. The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) or lower than BBB by Standard & Poor’s Ratings Group (“S&P”)) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in debt securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio’s currency strategy uses forward currency contracts, options on currencies and structured notes, although the Portfolio may not allocate assets to the currency strategy at all times, and there may be no allocation to currency investments for significant periods of time. The Portfolio also may, but is not required to, enter into forward foreign currency contracts, purchase options on currencies and enter into currency swaps to hedge the foreign currency exposure associated with equity or debt investment strategies. The Portfolio also may purchase options on securities, including exchange-traded funds (“ETFs”), and enter into credit default swaps and other types of swaps, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among the investment strategies. The Investment Manager’s evaluations and assumptions underlying its

54Prospectus

allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Value Investing and Growth Investing Risks. The Portfolio may invest a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also may invest a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not benefit from any

Prospectus55

increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Forward Currency Contract and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts, over-the-counter options on securities (including options on ETFs) and currencies, structured notes and swap agreements are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

56Prospectus

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Multi-Strategy Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 3/31/12 12.14% Worst Quarter: 6/30/12 -5.62%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	3/31/11

Returns Before Taxes		14.02%	-0.97%

Returns After Taxes on Distributions		13.94%	-1.07%

Returns After Taxes on Distributions and Sale of Portfolio Shares		9.32%	-0.82%

Open Shares (Returns Before Taxes)	3/31/11	13.28%	-1.26%

R6 Shares (Returns Before Taxes)	11/29/13	14.02%	-0.97%

MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)		18.22%	-3.18%

Prospectus57

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analyst

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, has been with the Portfolio since March 2011.

James M. Donald, portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, has been with the Portfolio since March 2011.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, has been with the Portfolio since May 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

58Prospectus

 Lazard Funds Summary Section

▲

Lazard Emerging Markets Debt Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.23%	1.92%	.23%	*

Total Annual Portfolio Operating Expenses	1.03%	2.97%	1.03%

Fee Waiver and Expense Reimbursement**	.03%	1.67%	.08%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	1.30%	.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed 1.00%, 1.30% and .95% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, and from November 30, 2014 through April 30, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively. All limitations on Total Annual Portfolio Operating Expenses are exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$102	$325	$566	$1,257

Open Shares	$132	$433	$756	$1,798

R6 Shares	$97	$320	$561	$1,252

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 220% of the average value of its portfolio.

Prospectus59

Principal Investment Strategies

The Portfolio invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies or companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds, convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations, and may invest in money market instruments such as certificates of deposit. The securities in which the Portfolio invests may be denominated in the US dollar, the Canadian dollar, the Euro, the Japanese yen, the Pound Sterling, or the local currency of the issuer.

Under normal circumstances, the Portfolio invests at least 80% of its assets in debt securities that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The Portfolio currently intends to focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe, although the allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

The Portfolio may, but is not required to, purchase options on ETFs and currencies and enter into forward currency contracts and credit default swaps, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the

60Prospectus

Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. Because the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Forward Currency Contract and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts, over-the-counter options on securities (including options on ETFs) and currencies, and swap agreements are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Prospectus61

Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Debt Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to that of broad measures of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 3/31/12 7.52% Worst Quarter: 6/30/12 -0.01%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The 50% JPMorgan Emerging Market Bond Index Global Diversified Index/50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index.

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	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	2/28/11

Returns Before Taxes		18.95%	10.86%

Returns After Taxes on Distributions		16.18%	8.61%

Returns After Taxes on Distributions and Sale of Portfolio Shares		12.23%	7.92%

Open Shares (Returns Before Taxes)	2/28/11	18.68%	10.54%

R6 Shares (Returns Before Taxes)	11/29/13	18.95%	10.86%

JPMorgan Emerging Market Bond Index Global Diversified® Index (reflects no deduction for fees, expenses or taxes)		17.44%	13.66%

JPMorgan Government Bond Index – Emerging Markets Global Diversified® Index (reflects no deduction for fees, expenses or taxes)		16.76%	7.82%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes)		17.21%	10.81%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since February 2011.

Arif T. Joshi, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since February 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard Explorer Total Return Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses*	.30%	.35%	.30%

Total Annual Portfolio Operating Expenses	1.30%	1.60%	1.30%

Fee Waiver and Expense Reimbursement**	—	—	.05%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.30%	1.60%	1.25%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed 1.30%, 1.60% and 1.25% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of "Acquired Funds" and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$132	$412

Open Shares	$163	$505

R6 Shares	$127	$407

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no portfolio turnover information is presented.

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Principal Investment Strategies

The Portfolio utilizes a flexible total return investment strategy. It typically invests primarily in debt securities issued or guaranteed by governments, government agencies or supranational bodies, forward contracts, including non-deliverable forward contracts, credit default swap agreements (on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options, debt securities issued by companies or other private-sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds; short- and medium-term obligations and other fixed-income obligations. The Portfolio may also invest in certain other types of securities, such as convertible securities, commercial paper, and collateralized debt obligations. At certain times, based on the currently existing market environment, the Investment Manager may not believe it is able to find sufficient opportunities to invest in these types of securities and may determine to tactically shift the Portfolio to invest substantially in money market instruments, such as short-term US Treasury securities and certificates of deposit. The securities in which the Portfolio invests may be denominated in any currency.

The Portfolio typically focuses its investments in securities of that are economically tied to emerging market countries. Emerging market countries include all countries not represented by the MSCI World Index. The allocation of the Portfolio’s assets among countries and regions may vary from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio is not limited to securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated. Additionally, the Portfolio is not restricted to investments in securities of any particular maturity or duration. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Investment Manager expects to actively increase and decrease the Portfolio’s exposures to emerging market securities and currencies, and to significantly utilize derivatives. The Portfolio expects to utilize the following types of derivatives: forward contracts (including non-deliverable forward contracts, which settle in cash based on the difference between the agreed upon contract price or rate and the prevailing spot price or rate on an agreed notional amount), credit default swap agreements (including credit default swap agreements on an index or basket of securities or a single security), interest rate swap agreements and foreign currency options. Derivative positions may represent a substantial investment exposure through the economic leverage embedded in these positions. Although the Portfolio does not have a history of operations, based on the portfolios of other clients of the Investment Manager managed in a strategy similar to that to be employed for the Portfolio, the aggregate notional amount of derivative positions may typically be expected to range from 20% to 70% of the Portfolio’s assets. The Investment Manager may change the Portfolio’s investment exposures frequently, and positions may be held for only a short period of time as the Investment Manager seeks to add value in different market environments in pursuit of the Portfolio’s total return objective. However, there is no guarantee that the Portfolio will achieve its investment objective, and an investment in the Portfolio involves a high degree of risk.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher

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rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Foward Currency Contract and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts, swap agreements and over-the-counter options on securities (including options on ETFs) and currencies are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency, security, interest rate or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Successful use of derivatives is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market. Use of derivatives transactions may cause the Portfolio to experience significant losses.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position

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in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Non-Diversification Risk. Because the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with those of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Denise S. Simon, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since June 2013.

Arif T. Joshi, portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team, has been with the Portfolio since June 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard US Realty Income Portfolio

Investment Objectives

The Portfolio’s primary investment objective is current income, with long-term capital appreciation as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.75%	.75%	.75%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.41%	.47%	.41%	*

Total Annual Portfolio Operating Expenses	1.16%	1.47%	1.16%

Fee Waiver and Expense Reimbursement**	.16%	.17%	.21%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.00%	1.30%	.95%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.00%, 1.30% and .95% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$102	$328	$599	$1,373

Open Shares	$132	$423	$762	$1,721

R6 Shares	$97	$316	$587	$1,361

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in dividend-paying common and preferred stocks, convertible securities and fixed income securities of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager focuses on investments having the potential to deliver regular income and to offer the opportunity for long-term growth and capital appreciation. The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, real estate investment trusts (“REITs”), real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by a nationally recognized statistical rating organization (“NRSRO”), or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in initial public offerings (“IPOs”).

The Portfolio also may invest up to 25% of its net assets in companies organized as master limited partnerships and their affiliates.

The Portfolio also may invest up to 20% of its assets in other securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

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The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including credit risk; interest rate risk; deferral and omission of distributions; subordination; call and reinvestment risk; limited liquidity; limited voting rights; and special issuer redemption rights. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•

Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•

Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Securities with longer periods before maturity or effective durations may be more sensitive to interest rate changes.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•

Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•

During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem, its issue at par earlier than the scheduled maturity, which is generally known as call risk. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates). This is known as reinvestment risk.

•

Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

•

Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•

In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in US federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Portfolio.

Other Equity Securities Risks. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack

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of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Fixed-Income Securities Risk. While fixed income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Fixed-income securities are subject to interest rate risk, credit risk and call and reinvestment risk as described above for preferred securities. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. If there is a decline in the credit quality of a fixed-income security (or any guarantor of payment on such security), or a perception of a decline, the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Non-Diversification Risk. Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Realty Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of broad measures of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Grubb & Ellis Alesco Global Advisors, LLC (“Alesco”), Grubb & Ellis AGA Realty Income Fund (the “Predecessor Realty Income Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Income Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 40.10% Worst Quarter: 3/31/09 -13.67%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The 50% FTSE NAREIT All Equity REITs® Index/50% Wells Fargo Hybrid and Preferred Securities REIT® Index shown in the table is an unmanaged index created by the Investment Manager, and is a 50/50 blend of the FTSE NAREIT All Equity REITs Index and the Wells Fargo Hybrid and Preferred Securities REIT Index. In future periods the Portfolio will no longer compare its performance to that of the S&P 500 Index, because the other indicies shown are believed to provide more appropriate comparisons for the Portfolio’s performance.

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	Inception Date	1 Year	Life of Portfolio

Open Shares:	7/30/08

Returns Before Taxes		23.00%	13.95%

Returns After Taxes on Distributions		20.14%	9.42%

Returns After Taxes on Distributions and Sale of Portfolio Shares		14.93%	9.66%

Institutional Shares (Returns Before Taxes)	9/26/11	23.32%	26.99%

R6 Shares (Returns Before Taxes)	11/29/13	23.32%	26.99%

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		19.70%	5.77% (Open) 27.38% (Institutional)

Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		11.38%	15.65% (Open) 12.39% (Institutional)

50% FTSE NAREIT All Equity REITs Index/50% Wells Fargo Hybrid and Preferred Securities REIT Index (reflects no deduction for fees, expenses or taxes)		15.61%	11.73% (Open) 19.98% (Institutional)

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		16.00%	4.74% (Open) 22.36% (Institutional)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor Realty Income Fund since July 2008.

David R. Ronco, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard US Realty Equity Portfolio

Investment Objectives

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.80%	.80%	.80%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.54%	.73%	1.54%	*

Total Annual Portfolio Operating Expenses	2.34%	1.78%	2.34%

Fee Waiver and Expense Reimbursement**	1.29%	.43%	1.34%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.05%	1.35%	1.00%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2023, to the extent Total Annual Portfolio Operating Expenses exceed 1.05%, 1.35% and 1.00% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$107	$334	$579	$1,390

Open Shares	$137	$428	$739	$1,659

R6 Shares	$102	$318	$552	$1,337

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 52% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of US Realty Companies (defined below), as well as certain synthetic instruments related to US Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in US Realty Companies and may include warrants, rights, options and shares of ETFs.

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e. the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

The Portfolio also may invest up to 20% of its assets in equity and fixed-income securities and instruments of companies or entities (which need not be US Realty Companies), including, but not limited to, securities of non-US companies and other investment companies.

The Portfolio’s investments in preferred stock and convertible and fixed income securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may, but is not required to, write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Securities Risk. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. Preferred stock is subject to credit and interest rate risk (described below) and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the

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warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Code, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-Diversification Risk. Because the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk, the risk that securities will decline in value because of changes in market interest rates, is usually greater for fixed-income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like. Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

Options Risk. Writing options on securities and indexes, including for hedging purposes, may reduce returns or increase volatility, perhaps substantially, and may cause

76Prospectus

the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. Writing options is subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or index. As such, a small commitment to written options could potentially have a relatively large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Over-the-counter options purchased on securities and indexes are subject to the risk of default by the counterparty and can be illiquid.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any other investment companies and ETFs in which the Portfolio invests.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Realty Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Alesco, Grubb & Ellis AGA U.S. Realty Fund (the “Predecessor Realty Equity Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor Realty Equity Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 9/30/09 36.29% Worst Quarter: 9/30/11 -17.99%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for

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the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

	Inception Date	1 Year	Life of Portfolio

Open Shares:	12/31/08

Returns Before Taxes		20.58%	30.08%

Returns After Taxes on Distributions		19.43%	25.69%

Returns After Taxes on Distributions and Sale of Portfolio Shares		13.50%	24.08%

Institutional Shares (Returns Before Taxes)	9/26/11	20.83%	34.88%

R6 Shares (Returns Before Taxes)	11/29/13	20.83%	34.88%

FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)		19.70%	20.70% (Open) 27.38% (Institutional)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor Realty Equity Fund since December 2008.

David R. Ronco, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

78Prospectus

 Lazard Funds Summary Section

▲

Lazard Global Realty Equity Portfolio

Investment Objectives

The Portfolio’s primary investment objective is long-term capital appreciation, with current income, including interest and dividends from portfolio securities, as a secondary objective.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.90%	.90%	.90%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	4.94%	4.98%	4.94%	*

Total Annual Portfolio Operating Expenses	5.84%	6.13%	5.84%

Fee Waiver and Expense Reimbursement**	4.69%	4.68%	4.74%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.15%	1.45%	1.10%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through April 30, 2016, to the extent Total Annual Portfolio Operating Expenses exceed 1.15%, 1.45% and 1.10% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$117	$661	$1,924	$4,990

Open Shares	$148	$750	$2,061	$5,210

R6 Shares	$112	$649	$1,913	$4,983

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 42% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities (including common, convertible and preferred stocks) of Realty Companies (defined below), as well as certain synthetic instruments relating to Realty Companies. Such synthetic instruments are investments that have economic characteristics similar to the Portfolio’s direct investments in Realty Companies and may include depositary receipts, including ADRs, GDRs and European Depositary Receipts, warrants, rights, options and shares of ETFs. The Portfolio’s investments in non-US companies may include companies whose principal business activities are located in emerging market countries.

In addition, under normal market conditions the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in non-US companies. The Investment Manager will allocate the Portfolio’s assets among various regions and countries, including the United States (but in no less than three different countries).

The Investment Manager conducts proprietary quantitative, qualitative and on-site real estate analysis to select the Portfolio’s investments, which may include, as appropriate, research at the macroeconomic, sector, company and property level. The Investment Manager’s individual company research may consider a number of quantitative measures, including earnings growth potential, price to earnings or free cash flow multiples, price to NAV ratios, dividend yield and potential for growth, return on equity and return on assets, as well as qualitative factors such as overall business and growth strategy and quality of management.

“Realty Companies” are real estate-related companies of any size including, but not limited to, REITs, real estate operating or service companies and companies in the homebuilding, lodging and hotel industries, as well as companies engaged in the natural resources and utility industries, and other companies whose investments, balance sheets or income statements are real estate-intensive (i.e., the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate).

The Portfolio may invest in issuers of any market capitalization and securities of any maturity, and the Portfolio’s investments also may include securities purchased in IPOs.

The Portfolio is classified as “non-diversified” under the 1940 Act, which means that it may invest a relatively high percentage of its assets in a limited number of issuers, when compared to a diversified fund.

The Portfolio also may invest up to 20% of its assets in equity and fixed income securities and instruments of companies or entities (which need not be Realty Companies), including, but not limited to, other investment companies.

The Portfolio’s investments in preferred stock and convertible securities may include securities which, at the time of purchase, are rated below “investment grade” by an NRSRO, or the unrated equivalent as determined by the Investment Manager (“junk bonds”).

The Portfolio may, but is not required to, enter into forward currency contracts and write put and covered call options on securities and indexes, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Equity Securities Risk. While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer’s value, such as investor perception. Preferred stock is subject to credit and interest rate risk (described below) and the risk that the dividend on the stock may be changed or omitted by the issuer and, unlike common

80Prospectus

stock, participation in the growth of an issuer may be limited. The market value of a convertible security tends to perform like that of a regular debt security so that, if market interest rates rise, the value of the convertible security falls. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the warrant can be prudently exercised, in which case the warrant may expire without being exercised and result in a loss of the Portfolio’s entire investment.

Realty Companies Risk. Since the Portfolio focuses its investments in Realty Companies, the Portfolio could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of investments made by the Portfolio may be determined to a great extent by the current status of the real estate industry in general, or by other factors (such as interest rates and the availability of loan capital) that may affect the real estate industry, even if other industries would not be so affected. Consequently, the investment strategies of the Portfolio could lead to securities investment results that may be significantly different from investments in securities of other industries or sectors or in a more broad-based portfolio generally.

The risks related to investments in Realty Companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. If the Portfolio invests in a REIT that subsequently fails to qualify as a REIT under the Code, it is highly likely that the REIT will be subject to a substantial additional income tax liability that could cause it to liquidate investments, borrow funds under adverse conditions or, possibly, fail.

Small and Mid Cap Companies Risk. Many Realty Companies are small and mid cap companies, which carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The securities of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Investment Manager does not intend to actively hedge the Portfolio’s foreign currency exposure.

Non-Diversification Risk. Because the Portfolio may invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk, the risk that securities will decline in value because of changes in market interest rates, is

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usually greater for fixed-income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. If there is a decline, or perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price. Junk bonds tend to be more volatile, less liquid and are considered speculative. During unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like. Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Derivatives Risk. Derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts and over-the-counter options on securities and indexes are subject to the risk of default by the counterparty and can be illiquid. These derivative transactions as well as exchange-traded options in which the Portfolio may invest are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security or currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Investment Companies and ETF Risk. Any investments in other investment companies and ETFs are subject to the risks of the investments of the investment companies and ETFs, as well as to the general risks of investing in investment companies and ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the other investment companies and ETFs in which the Portfolio invests.

Performance Bar Chart and Table
Year-by-Year Total Returns for Open Shares
As of 12/31

As of August 15, 2013, the Portfolio changed its name from “Lazard International Realty Equity Portfolio” to “Lazard Global Realty Equity Portfolio” and adopted the Portfolio’s current investment strategies.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Global Realty Equity Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The Portfolio commenced operations after all of the assets of an investment company advised by Alesco, Grubb & Ellis AGA International Realty Fund (the “Predecessor International Realty Fund”), were transferred to the Portfolio in exchange for Open Shares of the Portfolio in a tax-free reorganization on September 23, 2011. The bar chart shows how the performance of the Portfolio’s Open Shares (or the Predecessor International Realty Fund’s Class A shares, prior to September 23, 2011) has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

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Best Quarter: 6/30/09 31.31% Worst Quarter: 9/30/11 -22.48%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Open Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses. As of August 15, 2013, the Portfolio compares its performance to the FTSE EPRA/NAREIT Global Total Return Index® instead of the FTSE EPRA/NAREIT Global ex-US Index® to reflect its change from an international fund to a global fund as of such date.

	Inception Date	1 Year	Life of Portfolio

Open Shares:	12/31/08

Returns Before Taxes		44.81%	24.84%

Returns After Taxes on Distributions		43.16%	21.91%

Returns After Taxes on Distributions and Sale of Portfolio Shares		29.33%	20.35%

Institutional Shares (Returns Before Taxes)	9/26/11	45.14%	34.34%

R6 Shares (Returns Before Taxes)	11/29/13	45.14%	34.34%

FTSE EPRA/NAREIT Global Total Return Index (reflects no reduction for fees, expenses or taxes)		28.98%	18.46% (Open) 28.12% (Institutional)

FTSE EPRA/NAREIT Global ex-US Index (reflects no deduction for fees, expenses or taxes)		38.98%	18.58% (Open) 31.12% (Institutional)

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Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Jay P. Leupp, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011 and previously was a portfolio manager of the Predecessor International Realty Fund since December 2008.

Antony Knep, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since August 2013.

David R. Ronco, portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team, has been with the Portfolio since September 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard US Short Duration Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.25%	.25%	.25%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	1.16%	37.61%	1.16%	*

Total Annual Portfolio Operating Expenses	1.41%	38.11%	1.41%

Fee Waiver and Expense Reimbursement**	1.01%	37.41%	1.06%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.40%	.70%	.35%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .40%, .70% and .35% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$41	$ 347	$ 675	$1,603

Open Shares	$72	$5,607	$8,084	$9,821

R6 Shares	$36	$ 342	$ 670	$1,599

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 77% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities of US issuers, including US government securities, corporate securities, mortgage-related and asset-backed securities, convertible securities, municipal securities, structured products, preferred stocks and inflation- indexed-securities. These securities may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features. Under normal circumstances, the Portfolio’s investment portfolio can be expected to have an average effective duration of three years or less. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

The Portfolio invests primarily in securities that are rated investment grade by one or more NRSROs (or, if unrated, determined by the Investment Manager to be of comparable quality).

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research and analysis of features such as prepayment or call options, maturity, duration and coupon.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities of US issuers.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)

•

if there is a decline, or a perceived decline, in the credit quality of a fixed income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

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Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although payments relating to certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may reduce returns or increase volatility, perhaps substantially, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars carry the risk that such currencies will decline in value relative to the US dollar and affect the value of these investments held in the Portfolio. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

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Performance Bar Chart and Table
Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Short Duration Fixed Income Portfolio by showing the Portfolio’s performance for the first complete calendar year of operation compared to those of a broad measure of market performance. The bar chart shows the performance of the Portfolio’s Institutional Shares. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/12 1.22% Worst Quarter: 12/31/12 -0.02%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

As of June 28, 2013, the Portfolio compares its performance to the Bank of America Merrill Lynch 1-3 Year Treasury® Index instead of the Bank of America Merrill Lynch 1-10 year Municipal Bond® Index to reflect its change from a municipal fund to its current investment strategy as of such date.

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	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	2/28/11

Returns Before Taxes		2.54%	3.81%

Returns After Taxes on Distributions		1.93%	3.10%

Returns After Taxes on Distributions and Sale of Portfolio Shares		1.66%	2.86%

Open Shares (Returns Before Taxes)	2/28/11	2.24%	3.49%

R6 Shares (Returns Before Taxes)	11/29/13	2.54%	3.81%

Bank of America Merrill Lynch 1-3 Year Treasury Index (reflects no deduction for fees, expenses or taxes)		0.43%	1.07%

Bank of America Merrill Lynch 1-10 Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		2.98%	4.92%

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Eulogio (Joe) Ramos, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

John R. Senesac, Jr., portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

George Grimbilas, portfolio manager/analyst on the Investment Manager’s US Fixed Income teams, has been with the Portfolio since February 2011.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the US Fixed Income teams, has been with the Portfolio since February 2011.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard US Corporate Income Portfolio

Investment Objective

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.55%	.55%	.55%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	.16%	.44%	.16%	*

Total Annual Portfolio Operating Expenses	.71%	1.24%	.71%

Fee Waiver and Expense Reimbursement**	.16%	.39%	.21%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.55%	.85%	.50%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .55%, .85% and .50% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$56	$211	$379	$ 867

Open Shares	$87	$355	$643	$1,466

R6 Shares	$51	$206	$374	$ 863

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 26% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US. The Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”); however, the Portfolio focuses such investments in below investment grade securities that may be considered “better quality” (i.e., rated B1 or higher by Moody’s, B+ or higher by S&P or the unrated equivalent as determined by the Investment Manager). The Portfolio may invest in dollar-denominated securities of non-US companies, including, to a limited extent, in emerging market companies.

Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio’s average weighted maturity is expected to range between two and ten years.

Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks. The Portfolio is constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector.

The Portfolio may invest up to 20% of its assets in other securities which need not be fixed-income securities as described above and need not be tied economically to the US.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk, the risk that securities will decline in value because of changes in market interest rates, is usually greater for fixed-income securities with longer maturities or effective durations. The Portfolio’s investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments

•

if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard US Corporate Income Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year over the past 10 calendar years. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 13.08% Worst Quarter: 12/31/08 -15.96%

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Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

As of June 28, 2013, the Portfolio compares its performance to the Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield® Index instead of the Bank of America Merrill Lynch High Yield Master II® Index to reflect the Portfolio’s focus on higher-yielding securities that may be considered “better quality.”

	Inception Date	1 Year	5 Years	10 Years	Life of Portfolio

Institutional Shares:	1/2/98

Returns Before Taxes		12.02%	7.18%	8.67%	4.26%

Returns After Taxes on Distributions		9.45%	4.42%	5.79%	0.91%

Returns After Taxes on Distributions and Sale of Portfolio Shares		7.74%	4.44%	5.73%	1.41%

Open Shares (Returns Before Taxes)	2/24/98	11.89%	6.91%	8.39%	3.69%

R6 Shares (Returns Before Taxes)	11/29/13	12.02%	7.18%	8.67%	4.26%

Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index (reflects no deduction for fees, expenses or taxes)		14.27%	7.78%	8.47%	6.84% (Institutional) 6.77% (Open)

Bank of America Merrill Lynch High Yield Master II Index (reflects no deduction for fees, expenses or taxes)		15.58%	10.01%	10.39%	7.00% (Institutional) 6.91% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Thomas M. Dzwil, portfolio manager/analyst on the Investment Manager’s US High Yield team, has been with the Portfolio since May 2003.

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the US Fixed Income teams, has been with the Portfolio since January 2013.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard Global Fixed Income Portfolio

Investment Objective

The Portfolio seeks total return from current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.50%	.50%	.50%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses	8.31%	25.71%	8.31%	*

Total Annual Portfolio Operating Expenses	8.81%	26.46%	8.81%

Fee Waiver and Expense Reimbursement**	8.01%	25.36%	8.06%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.80%	1.10%	.75%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .80%, 1.10% and .75% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the investment management agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursment arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$ 82	$1,848	$3,483	$ 7,055

Open Shares	$112	$4,494	$7,197	$10,248

R6 Shares	$ 77	$1,844	$3,480	$ 7,053

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 47% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Portfolio invests at least 80% of its assets in Fixed Income Investments. “Fixed Income Investments” include all types of debt and income producing securities and other instruments, including bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, Eurodollar and Yankee dollar instruments, money market instruments and foreign currency forward contracts, including non-deliverable forward contracts. Fixed Income Investments may be issued by US or foreign corporations or entities, including those with business activities located in emerging market countries; US or foreign banks; the US government, its agencies, authorities, instrumentalities or sponsored enterprises; US state and municipal governments; foreign governments and their political subdivisions; and supranational organizations (such as the World Bank). Fixed Income Investments may have any type of interest rate payment terms, including fixed rate, adjustable rate or zero coupon features.

In managing the Portfolio’s assets, the Investment Manager employs a relative value approach that is driven by its macroeconomic view of global interest rates, yield curves, sector spreads, and currencies, combined with an opportunistic, but disciplined, security selection process. The Investment Manager seeks to enhance the Portfolio’s total return by rotating investments through global bond and credit markets, maintaining or seeking exposure to foreign currencies in the discretion of the Investment Manager. The Investment Manager seeks to identify and exploit market inefficiencies (such as spread relationships between sectors in different countries, and undervalued or overlooked markets and securities) in seeking to achieve attractive risk-adjusted returns. The Investment Manager also seeks to identify investment opportunities with asymmetric risk/reward characteristics in seeking to enhance portfolio performance and mitigate risk.

The Portfolio’s currency exposure generally is managed relative to that of the Barclays Capital Global Aggregate Bond Index—Unhedged in US dollar terms, and tactical exposures to non-US dollar currencies are based on the Investment Manager’s fundamental macroeconomic outlook, technical factors and the Investment Manager’s desired market positioning.

Under normal market conditions, the Portfolio invests significantly (at least 40%—unless market conditions are not deemed favorable by the Investment Manager, in which case the Portfolio would invest at least 30%) in issuers organized or located outside the US or doing a substantial amount of business outside the US, securities denominated in a foreign currency or foreign currency forward contracts. The Investment Manager allocates the Portfolio’s assets among various regions, countries and currencies, including the United States and the US dollar (but in no less than three different countries or currencies). The Portfolio may invest in securities of issuers with business activities located in emerging market countries or denominated in an emerging market currency.

The Portfolio may invest up to 15% of its assets in securities that are rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or the unrated equivalent as determined by the Investment Manager. There are no restrictions on the Portfolio’s average portfolio maturity or duration or on the maturities of the individual debt and income producing securities and other instruments in which it may invest. Duration is an estimate of the sensitivity of the price (the value of principal) of a fixed-income security to a change in interest rates. Generally, the longer the duration, the higher the expected volatility. For example, the market price of a fixed-income security with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same security would be expected to increase 3% if interest rates fell 1%.

In addition to purchasing or selling foreign currency forward contracts, the Portfolio may, but is not required to, purchase and sell options on foreign currencies, for hedging purposes or to seek to increase returns.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well

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as the historical and prospective earnings of the issuer and the value of its assets.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or effective durations.

Other risk factors could have an effect on the Portfolio’s performance, including:

•	if an issuer fails to make timely interest or principal payments (known as credit risk)

•

if there is a decline, or a perceived decline, in the credit quality of a fixed-income security (or any guarantor of payment on such security) the security’s value could fall, potentially lowering the Portfolio’s share price

•	during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Any investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by the Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide the Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause the Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

Mortgage-Related and Asset-Backed Securities Risk. Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide the Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

Structured Products Risk. Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed income securities and derivatives transactions. Derivatives transactions may reduce returns or increase volatility, perhaps substantially, and they are subject to many of the risks of, and can be highly sensitive to changes in the

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value of, the related reference assets, markets or rates. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities at the time and price it would like. The size of certain debt securities offerings of emerging markets issuers may be relatively smaller in size than debt offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Forward Currency Contract and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Forward currency contracts, over-the-counter options on currencies and structured products are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the exchange-traded options and other derivatives transactions in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

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Performance Bar Chart and Table

Because the Portfolio did not have a full calendar year of performance as of the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with that of a broad measure of market performance. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

Yvette Klevan, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since March 2012.

Jared Daniels, portfolio manager/analyst on the Investment Manager’s Global Fixed Income team, has been with the Portfolio since March 2012.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard Multi-Asset Targeted Volatility Portfolio

Investment Objective

The Portfolio seeks total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment) Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	.85%	.85%	.85%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses*	.30%	.35%	.30%

Total Annual Portfolio Operating Expenses	1.15%	1.45%	1.15%

Fee Waiver and Expense Reimbursement**	.25%	.25%	.30%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	.90%	1.20%	.85%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed .90%, 1.20% and .85% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the investment management agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years

Institutional Shares	$ 92	$341

Open Shares	$122	$434

R6 Shares	$ 87	$336

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. Because the Portfolio had not commenced investment operations prior to the date of this Prospectus, no portfolio turnover information is presented.

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Principal Investment Strategies

The Investment Manager allocates the Portfolio’s assets among various US and non-US equity and fixed-income strategies managed by the Investment Manager in proportions consistent with the Investment Manager’s evaluation of various economic and other factors designed to estimate probabilities, including volatility. The Investment Manager will make allocation decisions among the strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. Strategy allocations will change over time.

A principal component of the Investment Manager’s investment process for the Portfolio is volatility management. The Investment Manager generally will seek to achieve, over a full market cycle, a level of volatility in the Portfolio’s performance of approximately 10%. Volatility, a risk measurement, measures the magnitude of up and down fluctuations in the value of a financial instrument or index over time.

As a consequence of allocating its assets among various of the Investment Manager’s investment strategies, the Portfolio may:

•

invest in US and non-US equity and debt securities (including those of companies with business activities located in emerging market countries and securities issued by governments of such countries), depositary receipts and shares, currencies and related instruments, and structured notes

•	invest in common stock of exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as ETFs)

•	invest in securities of companies of any size or market capitalization

•	invest in debt securities of any maturity or duration

•

invest in securities of any particular quality or investment grade and, as a result, the Portfolio may invest significantly in securities rated below investment grade (e.g., lower than Baa by Moody’s or lower than BBB by S&P) (“junk bonds”) or securities that are unrated

•

enter into futures contracts, swap agreements (including credit default swap agreements) and forward contracts, and may purchase and write put and covered call options, on securities, indexes and currencies, for hedging purposes (although it is not required to do so) or to seek to increase returns

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Allocation Risk. The Portfolio’s ability to achieve its investment objective depends in part on the Investment Manager’s skill in determining the Portfolio’s allocation among investment strategies. The Investment Manager’s evaluations and assumptions underlying its allocation decisions may differ from actual market conditions.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Volatility Management Risk. While the Investment Manager generally will seek to achieve, over a full market cycle, the level of volatility in the Portfolio’s performance as described above, there can be no guarantee that this will be achieved; actual or realized volatility for any particular period may be materially higher or lower depending on market conditions. In addition, the Investment Manager’s efforts to manage the Portfolio’s volatility can be expected, in a period of generally positive equity market returns, to reduce the Portfolio’s performance below what could be achieved without seeking to manage volatility and, thus, the Portfolio would generally be expected to underperform market indices that do not seek to achieve a specified level of volatility.

Value Investing and Growth Investing Risks. The Portfolio may invest a portion of its assets in stocks believed by the Investment Manager to be undervalued, but that may

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not realize their perceived value for extended periods of time or may never realize their perceived value. The Portfolio also may invest a portion of its assets in stocks believed by the Investment Manager to have the potential for growth, but that may not realize such perceived potential for extended periods of time or may never realize such perceived growth potential. Such stocks may be more volatile than other stocks because they can be more sensitive to investor perceptions of the issuing company’s growth potential. The stocks in which the Portfolio invests may respond differently to market and other developments than other types of stocks.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Fixed-Income and Debt Securities Risk. While fixed-income securities are designed to produce a stable stream of income, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio’s investments in lower-rated, higher-yielding securities are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Portfolio’s share price.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivative transactions.

ETF Risk. Any investments in ETFs are subject to the risks of the investments of the ETFs, as well as to the general risks of investing in ETFs. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of any ETFs in which the Portfolio invests. Shares of ETFs in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs may trade at prices at, below or above their most recent NAV.

Small and Mid Cap Companies Risk. Small and mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The shares of small and mid cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate.

Liquidity Risk. The lack of a readily available market may limit the ability of the Portfolio to sell certain securities

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at the time and price it would like. The size of certain securities offerings of emerging markets issuers may be relatively smaller in size than offerings in more developed markets and, in some cases, the Portfolio, by itself or together with other Portfolios or other accounts managed by the Investment Manager, may hold a position in a security that is large relative to the typical trading volume for that security; these factors can make it difficult for the Portfolio to dispose of the position at the desired time or price.

Forward Currency Contract and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes such as those in which the Portfolio may engage, may reduce returns or increase volatility, perhaps substantially. Swap agreements, forward currency contracts, over-the-counter options on securities, indexes and currencies and structured notes are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the futures contracts and exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related security, index or currency. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even if entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

Performance Bar Chart and Table

Because the Portfolio has not commenced investment operations prior to the date of this Prospectus, no performance returns are presented. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio’s average annual returns compare with that of a broad measure of market performance. After the Portfolio commences investment operations, performance information will be available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future.

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analyst

Jai Jacob, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, will serve from inception.

Stephen Marra, portfolio manager/analyst on the Investment Manager’s Multi Strategy team, will serve from inception.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Summary Section

▲

Lazard Capital Allocator Opportunistic Strategies Portfolio

Investment Objective

The Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

	Institutional Shares	Open Shares	R6 Shares

Shareholder Fees (fees paid directly from your investment)
Maximum Redemption Fee (as a % of amount redeemed, on shares owned for 30 days or less)	1.00%	1.00%	1.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%

Distribution and Service (12b-1) Fees	None	.25%	None

Other Expenses (including substitute dividend expense on securities sold short)	.12%	.42%	.12%	*

Acquired Fund Fees and Expenses (Underlying Funds)	.39%	.39%	.39%

Total Annual Portfolio Operating Expenses	1.51%	2.06%	1.51%

Fee Waiver and Expense Reimbursement**	.10%	.35%	.15%

Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement**	1.41%	1.71%	1.36%

*	“Other Expenses” are based on estimated amounts for the current fiscal year.

**

Reflects a contractual agreement by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through November 29, 2014, to the extent Total Annual Portfolio Operating Expenses exceed 1.02%, 1.32% and .97% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolio.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement in year one only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Institutional Shares	$144	$467	$ 814	$1,793

Open Shares	$174	$612	$1,076	$2,362

R6 Shares	$138	$462	$ 810	$1,789

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 139% of the average value of its portfolio.

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Principal Investment Strategies

The Portfolio utilizes an asset allocation strategy to invest in a global portfolio of uncorrelated assets that can include exposure, through underlying vehicles, to stocks, bonds, commodities and other investments.

The Portfolio invests primarily in common stock of exchange-traded open-end management investment companies and similar products, which generally pursue a passive index-based strategy (commonly known as ETFs), as well as actively managed closed-end management investment companies (“closed-end funds”) and exchange-traded notes (“ETNs” and collectively with ETFs and closed-end funds, “Underlying Funds”). ETFs and ETNs in which the Portfolio may invest include both ETFs and ETNs designed to correlate directly with an index and ETFs and ETNs designed to correlate inversely with an index and may include actively-managed ETFs. The Portfolio, through Underlying Funds in which it invests, may invest in non-US companies (including those in emerging markets), and the Portfolio also may invest directly in equity and debt securities in addition to its investments in Underlying Funds. The Portfolio’s investment portfolio is concentrated in a relatively small number of holdings (generally 10 to 30). Investors can invest directly in Underlying Funds and do not need to invest in Underlying Funds through mutual funds or separately managed accounts.

The Portfolio may, but is not required to, effect short sales of securities; enter into futures contracts on indexes, commodities, interest rates and currencies; enter into equity, total return and currency swap agreements, and forward currency contracts; and write put and covered call options on securities (including ETFs and ETNs), indexes and currencies, for hedging purposes or to seek to increase returns, including as a substitute for purchasing an Underlying Fund.

Principal Investment Risks

The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Market Risk. Market risks, including political, regulatory, market and economic developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Portfolio’s investments. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Portfolio.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Underlying Funds Risk. Shares of ETFs and closed-end funds in which the Portfolio invests may trade at prices that vary from their NAVs, sometimes significantly. The shares of ETFs and closed-end funds may trade at prices at, below or above their most recent NAV. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their NAV. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. ETNs may not trade in the secondary market, but typically are redeemable by the issuer. The Portfolio’s investments in Underlying Funds are subject to the risks of Underlying Funds’ investments, as well as to the general risks of investing in Underlying Funds. Portfolio shares will bear not only the Portfolio’s management fees and operating expenses, but also their proportional share of the management fees and operating expenses of the ETFs and closed-end funds in which the Portfolio invests. While ETNs do not have management fees, they are subject to certain investor fees. ETNs are debt securities that, like ETFs, typically are listed on exchanges and their terms generally provide for a return that tracks specified market indexes. However, unlike ETFs and closed-end funds, ETNs are not registered investment companies and thus are not regulated under the 1940 Act. In addition, as debt securities, ETNs are subject to the additional risk of the creditworthiness of the issuer. ETNs typically do not make periodic interest payments.

The Portfolio may be limited by the 1940 Act in the amount of its assets that may be invested in ETFs and closed-end funds unless an ETF or a closed-end fund has received an exemptive order from the Securities and Exchange Commission (the “SEC”) on which the Portfolio may rely or an exemption is available.

Non-US Securities Risk. The Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as exposure to less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

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Emerging Market Risk. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The securities markets of emerging market countries have historically been extremely volatile. However, capital markets worldwide have experienced unprecedented volatility in recent years, causing significant declines in valuation and liquidity in certain emerging markets. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

Foreign Currency Risk. Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. Currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies.

Debt Securities Risk. The market value of debt securities is affected by changes in prevailing interest rates and the perceived credit quality of the issuer. When prevailing interest rates fall or perceived credit quality improves, the market value of the affected debt securities generally rises. Conversely, when interest rates rise or perceived credit quality weakens, the market value of the affected debt securities generally declines.

Non-Diversification Risk. Although the Portfolio is classified as “diversified” under the 1940 Act, it may invest in a smaller number of issuers than other, more diversified investment portfolios. The Portfolio’s NAV may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

Short Sale Risk. Short sales may involve substantial risks. Short sales of securities expose the Portfolio to the risk that it will be required to “cover” the short position at a time when the underlying security has appreciated in value, thus resulting in a loss to the Portfolio that could be substantial.

Forward Currency Contract and Other Derivatives Risk. Forward currency contracts and other derivatives transactions, including those entered into for hedging purposes, may reduce returns or increase volatility, perhaps substantially. Swap agreements, forward currency contracts and over-the-counter options on securities (including options on ETFs and ETNs), indexes and currencies are subject to the risk of default by the counterparty and can be illiquid. These derivatives transactions, as well as the futures contracts and exchange-traded options in which the Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on the Portfolio’s performance. Use of derivatives transactions, even when entered into for hedging purposes, may cause the Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

High Portfolio Turnover Risk. The Portfolio’s investment strategy may involve high portfolio turnover (such as 100% or more). A portfolio turnover rate of 100%, for example, is equivalent to the Portfolio buying and selling all of its securities once during the course of the year. A high portfolio turnover rate could result in high brokerage costs and an increase in taxable capital gains distributions to the Portfolio’s shareholders, which will reduce returns to shareholders.

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Performance Bar Chart and Table
Year-by-Year Total Returns for Institutional Shares
As of 12/31

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Capital Allocator Opportunistic Strategies Portfolio by showing the Portfolio’s year-by-year performance and its average annual performance compared to that of a broad measure of market performance. The bar chart shows how the performance of the Portfolio’s Institutional Shares has varied from year to year. Updated performance information is available at www.LazardNet.com or by calling (800) 823-6300. The Portfolio’s past performance (before and after taxes) is not necessarily an indication of how the Portfolio will perform in the future.

Best Quarter: 6/30/09 14.66% Worst Quarter: 9/30/11 -10.44%

Average Annual Total Returns
(for the periods ended December 31, 2012)

After-tax returns are shown only for Institutional Shares. After-tax returns of the Portfolio’s other share classes will vary. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns shown below for the Portfolio’s R6 Shares (which were not offered prior to November 29, 2013) reflect the performance of the Portfolio’s Institutional Shares. R6 Shares would have had substantially similar returns as Institutional Shares because the share classes are invested in the same portfolio of securities, and the returns would differ only to the extent that the classes do not have the same expenses.

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond® Index.

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	Inception Date	1 Year	Life of Portfolio

Institutional Shares:	3/26/08

Returns Before Taxes		9.16%	2.40%

Returns After Taxes on Distributions		9.04%	1.86%

Returns After Taxes on Distributions and Sale of Portfolio Shares		6.12%	1.81%

Open Shares (Returns Before Taxes)	3/31/08	8.84%	2.17%

R6 Shares (Returns Before Taxes)	11/29/13	9.16%	2.40%

MSCI World Index (reflects no deduction for fees, expenses or taxes)		15.83%	0.66% (Institutional) 0.75% (Open)

Global Asset Allocation Blended Index (reflects no deduction for fees, expenses or taxes)		11.30%	3.46% (Institutional) 3.51% (Open)

Management

Investment Manager

Lazard Asset Management LLC

Portfolio Manager/Analysts

David R. Cleary, portfolio manager/analyst on various of the Investment Manager’s portfolio management teams and responsible for the oversight of the US Fixed Income teams, has been with the Portfolio since March 2008.

Christopher Komosa, portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team, has been with the Portfolio since March 2008.

Additional Information

For important information about the purchase and sale of Portfolio shares, tax information and financial intermediary compensation, please turn to “Additional Information about the Portfolios” on page 108.

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 Lazard Funds Additional Information about the Portfolios

▲

Purchase and Sale of Portfolio Shares

The initial investment minimums are:

Institutional Shares	$ 100,000

Open Shares*	$ 2,500

R6 Shares**	$1,000,000

*	Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $2,500 for Open Shares.

**

There is no minimum investment amount for R6 Shares purchased by certain types of employee benefit plans and individuals considered to be affiliates of the Fund or the Investment Manager, discretionary accounts with the Investment Manager and affiliated and non-affiliated registered investment companies.

The subsequent investment minimum for Institutional Shares and Open Shares is $50.

Portfolio shares are redeemable through the Fund’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), on any business day by telephone, mail or overnight delivery. Clients of financial intermediaries may be subject to the intermediaries’ procedures.

Tax Information

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and/or the Investment Manager and its affiliates may pay the intermediary for the sale of Portfolio shares and related services (except for R6 Shares, for which neither the Fund nor the Investment Manager or its affiliates provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares). These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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 Lazard Funds Additional Information About Principal Investment Strategies and Principal Investment Risks

▲

Overview

The Fund consists of twenty-four separate Portfolios. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

Each Portfolio other than Lazard Explorer Total Return Portfolio, Lazard Multi-Asset Targeted Volatility Portfolio and Lazard Capital Allocator Opportunistic Strategies Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide its shareholders with at least 60 days’ prior notice of any change with respect to this policy. For Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard Global Realty Equity Portfolio, each Portfolio’s investment objectives may be changed without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders; for the other Portfolios, each Portfolio’s investment objective(s) may only be changed with the approval of the Portfolio’s shareholders.

Information on the recent strategies and holdings of each Portfolio that has commenced operations can be found in the current annual/semi-annual report (see back cover).

Additional Information About Principal Investment Strategies

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment strategies contained in the “Summary Section.”

Lazard US Equity Concentrated Portfolio,
Lazard US Strategic Equity Portfolio,
Lazard US Mid Cap Equity Portfolio,
Lazard US Small-Mid Cap Equity Portfolio,
Lazard US Realty Income Portfolio,
Lazard US Realty Equity Portfolio,
Lazard US Short Duration Fixed Income Portfolio
and Lazard US Corporate Income Portfolio.

The Portfolios consider a company or issuer to be a “US company” or “US issuer” or a security to be “tied economically to the US” if: (i) the company/issuer is organized under the laws of the US or maintains its principal place of business in the US; (ii) the security, or security of such company/issuer, is traded principally in the US; or (iii) during the most recent fiscal year of the company/issuer, the company/issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the US or that has at least 50% of its assets in the US.

Lazard US Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Ordinarily, the market capitalizations of the Portfolio’s investments will be within the range of companies included in the S&P 500 Index (ranging from approximately $2.6 billion to $467.0 billion as of November 12, 2013).

Lazard US Mid Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of mid cap US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Because “mid cap companies” are defined in part by reference to an index, the market capitalizations of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases or decreases so that the company no longer meets the definition of a “mid cap company.”

Lazard US Small-Mid Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of small to mid capitalization US companies. Because “small-mid cap companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of that company increases such that the company no longer meets the definition of a “small-mid cap company.”

The Investment Manager believes that contribution of ideas from multiple sources within the firm benefits the generation of investment ideas for consideration by the Portfolio’s portfolio management team. Companies selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	sustainable returns

•	strong free cash flow with balance sheet flexibility

•	attractive valuation, utilizing peer group and historical comparisons

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Lazard Global Listed Infrastructure Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of infrastructure companies and concentrates its investments in industries represented by infrastructure companies. Infrastructure companies typically derive at least 50% of their revenues from, or have at least 50% of their assets committed to, the generation, production, transmission, sale or distribution of energy or natural resources used to produce energy; distribution, purification and treatment of water; provision of communications services and media; management, ownership and/or operation of infrastructure assets or construction, development or financing of infrastructure assets, such as pipelines, toll roads, airports, railroads or ports. Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates, and the Portfolio may invest up to 25% of its net assets in these energy-related MLPs and their affiliates.

The Portfolio seeks to focus its investments in a subset of infrastructure securities that are considered “preferred infrastructure” securities by the Investment Manager. Generally, the Investment Manager considers securities that are more likely to exhibit certain desirable characteristics, such as longevity of the issuer, lower risk of capital loss and revenues linked to inflation, to be “preferred infrastructure” securities.

The Portfolio considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard International Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors, and between developed and emerging market countries, may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard International Equity Select Portfolio

The Portfolio invests primarily in equity securities, including ADRs and GDRs, common stocks, preferred stocks and convertible securities, of relatively large non-US companies with market capitalizations in the range of companies included in the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard International Strategic Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in countries represented by the MSCI EAFE Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Portfolio may invest in companies of any size, and the market capitalizations of companies in which the Portfolio invests may vary with market conditions. The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard International Small Cap Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of relatively small non-US companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Because “small non-US companies” are defined in part by reference to an index, the market capitalization of companies in which the Portfolio invests may vary with market conditions. The Investment Manager is not required to sell a company’s securities from the Portfolio’s holdings when the capitalization of the company increases so that the company no longer meets the definition of a “small non-US company.” Securities selected for investment in the Portfolio generally have, in the Investment Manager’s opinion, one or more of the following characteristics:

•	the potential to become a larger factor in the company’s business sector

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•	significant debt but high levels of free cash flow

•	a relatively short corporate history with the expectation that the business may grow

The allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

Lazard Emerging Markets Core Equity Portfolio,
Lazard Emerging Markets Multi-Strategy Portfolio,
Lazard Emerging Markets Debt Portfolio and
Lazard Explorer Total Return Portfolio

The Portfolios consider a company to be “economically tied to emerging markets countries” if: (i) the company is organized under the laws of an emerging markets country or maintains its principal place of business in an emerging markets country; (ii) the securities of such company are traded principally in emerging markets countries; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in emerging markets countries or that has at least 50% of its assets in emerging markets countries.

Lazard Emerging Markets Core Equity Portfolio

The Investment Manager uses a proprietary system for fundamental securities analysis, including models generated at the security, country and sector levels, and seeks to identify investment opportunities at any stage of a company’s development, from startup to maturity. The Investment Manager evaluates potential investments with a screening process that focuses on change and may consider factors including market validation, quality, revisions and valuations. The Investment Manager may sell a security from the Portfolio when the target price is achieved, risk analysis is unfavorable, fundamental investment drivers deteriorate or the investment thesis is invalidated, or there is a negative change in corporate strategy or corporate governance.

Lazard Emerging Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Developing Markets Equity Portfolio

The Portfolio invests primarily in equity securities, including common stocks, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries (also known as “developing markets”). The allocation of the Portfolio’s assets among emerging market countries may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Emerging Markets Equity Blend Portfolio

The Portfolio invests primarily in equity securities, including common stocks, ADRs and GDRs, preferred stocks and convertible securities, of non-US companies whose principal activities are located in emerging market countries. The allocation among emerging market countries within the emerging markets relative value and relative growth strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

Lazard Emerging Markets Multi-Strategy Portfolio

The investment strategies in which the Portfolio invests may utilize a bottom-up or top-down approach, or a combination of these approaches. A bottom-up approach usually includes fundamental analysis of the investment. A top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with overall portfolio construction and analysis.

Lazard Emerging Markets Debt Portfolio

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis. The top-down approach involves analysis of various developed and emerging markets fundamental data, cyclical trends, and global supply/demand appetites, and other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario

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analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

Lazard Explorer Total Return Portfolio

In managing the Portfolio, the Investment Manager utilizes a combination of bottom-up fundamental security analysis with a top-down global macroeconomic analysis that seeks to take advantage of long-term cyclical and structural trends in emerging markets by analyzing cyclical trends and global supply/demand appetites, among other factors. The Investment Manager engages in issuer, sovereign, asset allocation, risk measurement and scenario analysis during the portfolio construction process and utilizes a variety of research and risk management tools in connection with the overall portfolio construction and analysis.

The Portfolio generally will not purchase equity securities; however, the Portfolio may from time to time acquire and hold equity securities as a result of exercising a convertible debt security or holding a convertible debt security to maturity or in connection with the reorganization or bankruptcy of an issuer of a debt security held by the Portfolio.

Lazard US Realty Income Portfolio,
Lazard US Realty Equity Portfolio and
Lazard Global Realty Equity Portfolio

The Investment Manager may use macroeconomic analysis and property sector research, including US and international economic strength, the interest rate environment, broader stock market performance and property-level real estate trends as well as traditional supply and demand analysis.

The Portfolios consider a company to be “real estate-related” or “real estate intensive” if at least fifty percent (50%) of the company’s actual or anticipated revenues, profits, assets, services or products are related to real estate including, but not limited to, the ownership, renting, leasing, construction, management, development or financing of commercial, industrial or residential real estate.

Lazard Global Realty Equity Portfolio

The Portfolio considers a company to be a non-US company if: (i) the company is organized under the laws of a country other than the US or maintains its principal place of business in a country other than the US; (ii) the securities of such company are traded principally on a non-US market; or (iii) during the most recent fiscal year of the company, the company derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in countries other than the US or that has at least 50% of its assets in countries other than the US.

Lazard US Short Duration Fixed Income Portfolio

The Investment Manager relies on fundamental security selection and disciplined portfolio construction in managing the Portfolio. In constructing the Portfolio’s holdings, the Investment Manager incorporates a dual methodology that is both bottom-up and top-down. From a bottom-up perspective, security analysis takes into consideration quality, event risk, reinvestment, options, structure, liquidity and diversification, among other factors. Proprietary credit analysis is an integral part of the security selection process. From a top-down perspective, the Investment Manager pays close attention to shifts in public policy, business cycles, consumer habits, and key economic variables, such as inflation, interest rates, and unemployment, as well as other factors.

Lazard US Corporate Income Portfolio

The Investment Manager typically sells a security for any of the following reasons:

•	the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

•	the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

•	in the opinion of the Investment Manager, the security’s respective asset category or sector has become overvalued relative to investment risks

Lazard Global Fixed Income Portfolio

The Investment Manager’s strategy includes investing in “proxy” trades when it believes that an investment in one market can be made as a “substitute” for another market and can generate a higher total return, on a relative basis. When utilizing this strategy, the Investment Manager conducts scenario and correlation analysis to manage the resulting “basis” risk on either currency or interest rate exposure.

The Portfolio considers a company that derives at least 50% of its revenue from business outside the US or has at least 50% of its assets outside the US as doing a substantial amount of business outside the US. The

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allocation of the Portfolio’s assets among geographic sectors may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions.

The Portfolio may engage in derivatives transactions, including purchasing or selling foreign currency and interest rate futures contracts, for hedging purposes or to seek to increase returns.

Lazard Multi-Asset Targeted Volatility Portfolio

The Investment Manager will make allocation decisions among the various US and non-US equity strategies based on quantitative and qualitative analysis using a number of different tools, including proprietary software models and input from the Investment Manager’s research analysts. Quantitative analysis includes, in part, statistical analysis of portfolio risks and performance characteristics, factor dependencies and trading tendencies. Qualitative analysis includes, in part, analysis of the global economic environment as well as internal and external research on individual securities, portfolio holdings, attribution factors, behavioral patterns and overall market views and scenarios.

The Investment Manager engages in fundamental analysis (including credit analysis) while taking into account macroeconomic and other considerations in selecting investment opportunities. The allocation among the Investment Manager’s strategies may shift from time to time based on the Investment Manager’s judgment and its analysis of market conditions, and at any given time the Portfolio’s assets may not be allocated to all strategies. The investment philosophy employed for the Portfolio is based on an understanding that the current economic environment can be coupled with research into the drivers of (and risks to) outperformance in the strategies in which the Portfolio invests to create a blend of strategies aligned with the economic cycle.

Debt securities in which the Portfolio may invest (as a consequence of allocating its assets among various of the Investment Manager’s investment strategies) include debt securities issued or guaranteed by governments, government agencies or supranational bodies or US and non-US companies or other private- sector entities, including fixed and/or floating rate investment grade and non-investment grade bonds (“junk bonds”), convertible securities, commercial paper, collateralized debt obligations, short- and medium-term obligations and other fixed-income obligations.

Lazard Capital Allocator Opportunistic Strategies Portfolio

The Investment Manager believes that over the long term, and on a risk-adjusted basis, there is no one size fits all approach to asset allocation and that historical relationships coupled with market insights can help develop a global view to identify and anticipate certain secular and cyclical changes. The Investment Manager employs a multi-variable investment strategy incorporating both quantitative and qualitative factors to generate the Portfolio’s asset allocation decisions.

The Portfolio’s investments generally are categorized by the Investment Manager as falling within the following four categories: thematic, diversifying assets, discounted assets and contrarian/opportunistic. The Investment Manager makes allocation changes in the Portfolio’s investments based on a forward looking assessment of capital markets using a risk/reward and probability methodology.

All Portfolios

Under adverse market conditions, a Portfolio could pursue a defensive strategy by investing some or all of its assets in money market securities to seek to avoid or mitigate losses.

Additional Information About Principal Investment Risks

The following information supplements, and should be read together with, the information about each Portfolio’s principal investment risks contained in the “Summary Section.”

Lazard US Equity Concentrated Portfolio

Concentration Risk. The Portfolio’s ability to concentrate its investments in as few as 15 companies may be limited by applicable requirements of the Code for qualification as a regulated investment company.

Lazard Global Listed Infrastructure Portfolio

Infrastructure Companies Risk. Infrastructure companies also may be affected by or subject to:

•	difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets;

•	inexperience with and potential losses resulting from a developing deregulatory environment;

•	costs associated with compliance with and changes in environmental and other regulations; and

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•	technological innovations that may render existing plants, equipment or products obsolete.

MLP Risk. An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers.

Lazard Capital Allocator Opportunistic Strategies Portfolio

Underlying Funds Risk. Many ETFs have received an exemptive order from the SEC providing an exemption from the 1940 Act limits on the amount of assets that may be invested in ETFs and closed-end funds, and the Portfolio’s reliance on an order is conditioned on compliance with certain conditions of the order. If an exemptive order has not been received and an exemption is not available under the 1940 Act, the Portfolio will be limited in the amount it can invest in Underlying Funds that are registered investment companies to: (1) 3% or less of an Underlying Fund’s voting shares, (2) an Underlying Fund’s shares in value equal to or less than 5% of the Portfolio’s assets and (3) shares of Underlying Funds in the aggregate in value equal to or less than 10% of the Portfolio’s total assets.

Contrarian/Opportunistic Strategy Risk. A contrarian/opportunistic strategy is susceptible to the risk that the Investment Manager’s determinations of opportunities in market anomalies do not materialize as expected so that investments using this strategy do not increase in value (and may lose value).

Lazard US Realty Income Portfolio,
Lazard US Realty Equity Portfolio and
Lazard Global Realty Equity Portfolio

REIT Risk. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of common stocks of non-Realty Companies traded on national exchanges, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in REITs may be adversely affected or lost if the REIT fails to comply with applicable laws and regulations. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. The Portfolios generally will have no control over the operations and policies of the REITs, and the Portfolios generally will have no ability to cause a REIT to take the actions necessary to qualify as a REIT.

IPO Shares Risk. Because IPO shares frequently are volatile in price, a Portfolio may hold IPO shares for a very short period of time, increasing the Portfolio’s portfolio turnover rate.

Lazard US Strategic Equity Portfolio,
Lazard US Mid Cap Equity Portfolio,
Lazard US Small-Mid Cap Equity Portfolio,
Lazard Global Listed Infrastructure Portfolio,
Lazard Developing Markets Equity Portfolio and
Lazard US Short Duration Fixed Income Portfolio

Non-Diversification Risk. Although the Portfolios are classified as “diversified” under the 1940 Act, they may invest in a smaller number of issuers than other, more diversified investment portfolios. The NAV of these Portfolios may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

All Portfolios

Securities Selection Risk. Securities and other investments selected by the Investment Manager for a Portfolio may not perform to expectations. This could result in the Portfolio’s underperformance compared to other funds with similar investment objectives or strategies.

Temporary Defensive Strategy Risk. When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except Lazard Small-Mid Cap Portfolio and Lazard International Equity Portfolio), US Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations. In pursuing a temporary defensive strategy, a Portfolio may forgo potentially more profitable investment strategies and, as a result, may not achieve its stated investment objective.

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You should be aware that the Portfolios:

•	are not bank deposits

•	are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

•	are not guaranteed to achieve their stated goals

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 Lazard Funds Fund Management

▲

Investment Manager

Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio’s investments and assists in the overall management of the Fund’s affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $176 billion as of September 30, 2013. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2012, the Investment Manager waived all or a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio’s average daily net assets.

Name of Portfolio	Investment Management Fee Payable	Effective Annual Rate of Investment Management Fee Paid

US Equity Concentrated Portfolio	.70%	.37%

US Strategic Equity Portfolio	.70%	.46%

US Mid Cap Equity Portfolio	.75%	.75%

US Small-Mid Cap Equity Portfolio	.75%	.75%

Global Listed Infrastructure Portfolio	.90%	.90%

International Equity Portfolio	.75%	.75%

International Equity Select Portfolio	.85%	.00%

International Strategic Equity Portfolio	.75%	.75%

International Small Cap Equity Portfolio	.75%	.70%

Emerging Markets Core Equity Portfolio	1.00%	N/A*

Emerging Markets Equity Portfolio	1.00%	1.00%

Developing Markets Equity Portfolio	1.00%	1.00%

Emerging Markets Equity Blend Portfolio	1.00%	1.04%

Emerging Markets Multi-Strategy Portfolio	1.00%	.73%

Emerging Markets Debt Portfolio	.80%	.77%

Explorer Total Return Portfolio	1.00%	N/A*

US Realty Income Portfolio	.75%	.75%

US Realty Equity Portfolio	.80%	.53%

Global Realty Equity Portfolio	.90%	.00%

US Short Duration Fixed Income Portfolio	.25%	.00%

US Corporate Income Portfolio	.55%	.39%

Global Fixed Income Portfolio	.50%	.00%

Multi-Asset Targeted Volatility Portfolio	.85%	N/A*

Capital Allocator Opportunistic Strategies Portfolio	1.00%	.90%

*	The Portfolio had not commenced investment operations as of December 31, 2012.

A discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolios (except for Lazard Emerging Markets Core Equity Portfolio), and the Investment Manager is available in the Fund’s semi-annual report to shareholders for the period ended June 30, 2013.

For Lazard Emerging Markets Core Equity Portfolio, a discussion regarding the basis for the approval of the investment management agreement between the Fund, on behalf of the Portfolio, and the Investment Manager will be available in the Fund’s annual report to shareholders for the year ended December 31, 2013.

The Investment Manager has a contractual agreement to waive its fee and, if necessary, reimburse each Portfolio through November 29, 2014 (except as otherwise noted), to the extent Total Annual Portfolio Operating Expenses exceed the amounts shown below (expressed as a percentage of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees. This agreement can only be amended by agreement of the Fund, upon approval by the Board, and the Investment Manager to lower the net amount shown and will terminate automatically in the event of termination of the Investment Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios.

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Name of Portfolio	Institutional Shares	Open Shares	R6 Shares

US Equity Concentrated Portfolio*	.95%	1.25%	.90%

US Strategic Equity Portfolio	.75%	1.05%	.70%

US Mid Cap Equity Portfolio	1.05%	1.35%	1.00%

US Small-Mid Cap Equity Portfolio	1.15%	1.45%	1.10%

Global Listed Infrastructure Portfolio**	1.30%	1.60%	1.25%

International Equity Portfolio	1.05%	1.35%	1.00%

International Equity Select Portfolio**	1.15%	1.45%	1.10%

International Strategic Equity Portfolio	1.15%	1.45%	1.10%

International Small Cap Equity Portfolio	1.13%	1.43%	1.08%

Emerging Markets Core Equity Portfolio†	1.30%	1.60%	1.25%

Emerging Markets Equity Portfolio	1.30%	1.60%	1.25%

Developing Markets Equity Portfolio	1.30%	1.60%	1.25%

Emerging Markets Equity Blend Portfolio	1.30%	1.60%	1.25%

Emerging Markets Multi-Strategy Portfolio**	1.30%	1.60%	1.25%

Emerging Markets Debt Portfolio*	1.00%	1.30%	.95%

Explorer Total Return Portfolio	1.30%	1.60%	1.25%

US Realty Income Portfolio††	1.00%	1.30%	.95%

US Realty Equity Portfolio**	1.05%	1.35%	1.00%

Global Realty Equity Portfolio††	1.15%	1.45%	1.10%

US Short Duration Fixed Income Portfolio	.40%	.70%	.35%

US Corporate Income Portfolio	.55%	.85%	.50%

Global Fixed Income Portfolio	.80%	1.10%	.75%

Multi-Asset Targeted Volatility Portfolio	.90%	1.20%	.85%

Capital Allocator Opportunistic Strategies Portfolio***	1.02%	1.32%	.97%

*

This agreement will continue in effect through November 29, 2014, and from November 30, 2014 through April 30, 2023, at levels of 1.10%, 1.40% and 1.05% of the average daily net assets of the Portfolio’s Institutional Shares, Open Shares and R6 Shares, respectively.

**	This agreement continues in effect through April 30, 2023.

***

The addition of Acquired Fund Fees and Expenses will cause Total Annual Portfolio Operating Expenses After Fee Waiver and Expense Reimbursement to exceed the maximum amounts of 1.02%, 1.32% and .97% for Institutional Shares, Open Shares and R6 Shares, respectively, agreed to by the Investment Manager.

†	This agreement continues in effect through October 31, 2015.

††	This agreement continues in effect through April 30, 2016.

Portfolio Management

The Investment Manager manages the Portfolios on a team basis. The team is involved in all levels of the investment process. This team approach allows for every portfolio manager to benefit from the views of his or her peers. Each portfolio management team is comprised of multiple team members. Although their roles and the contributions they make may differ, each member of the team participates in the management of the respective Portfolio. Members of each portfolio management team discuss the portfolio, including making investment recommendations, overall portfolio composition, and the like. Research analysts perform fundamental research on issuers (based on, for example, sectors or geographic regions) in which the Portfolio may invest.

The names of the persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows (along with the date they became a portfolio manager of the Portfolio):

US Equity Concentrated Portfolio—Christopher H. Blake (since May 2012), Martin Flood (since March 2011) and Andrew D. Lacey# (since September 2005)

US Strategic Equity Portfolio—Christopher H. Blake (since December 2004), Robert A. Failla (since December 2004), Martin Flood (since March 2011), Andrew D. Lacey# (since December 2004) and Ronald Temple (since February 2009)

US Mid Cap Equity Portfolio—Robert A. Failla (since July 2005), Christopher H. Blake (since November 2001), Daniel Breslin (since October 2010), Martin Flood (since March 2011) and Andrew D. Lacey# (since January 2001)

US Small-Mid Cap Equity Portfolio—Daniel Breslin (since May 2007), Michael DeBernardis and Robert A. Failla (each since October 2010) and Andrew D. Lacey* (since May 2003)

Global Listed Infrastructure Portfolio—John Mulquiney and Warryn Robertson (each since December 2009)

International Equity Portfolio—Michael G. Fry (since November 2005), Michael A. Bennett and Michael Powers (each since May 2003), Kevin J. Matthews (since May 2013) and John R. Reinsberg# (since January 1992)

International Equity Select Portfolio—Michael G. Fry (since May 2010), Michael A. Bennett (since May 2003), James M. Donald and Kevin J. Matthews (each since May 2010), Michael Powers (since May 2003) and John R. Reinsberg* (since May 2001)

International Strategic Equity Portfolio—Mark Little (since October 2005), Michael A. Bennett (since September 2008), Robin O. Jones (since May 2009) and John R. Reinsberg# (since October 2005)

International Small Cap Equity Portfolio—Edward Rosenfeld (since May 2007), Alex Ingham (since July 2012) and John R. Reinsberg* (since December 1993)

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Emerging Markets Core Equity Portfolio—Stephen Russell, Thomas Boyle and Paul Rogers (each since October 2013)

Emerging Markets Equity Portfolio—James M. Donald (since November 2001), Rohit Chopra (since May 2007), Erik McKee (since July 2008) and John R. Reinsberg* (since July 1994)

Developing Markets Equity Portfolio—Kevin O’Hare, Peter Gillespie, James M. Donald** and John R. Reinsberg* (each since September 2008)

Emerging Markets Equity Blend Portfolio—James M. Donald# (since May 2010), Kevin O’Hare (since May 2010), Jai Jacob (since May 2010) and Stephen Marra (since May 2013)

Emerging Markets Multi-Strategy Portfolio—Jai Jacob (since March 2011), James M. Donald# (since March 2011) and Stephen Marra (since May 2013)

Emerging Markets Debt Portfolio—Denise S. Simon and Arif T. Joshi (each since February 2011)

Explorer Total Return Portfolio—Denise S. Simon and Arif T. Joshi (each since June 2013)

US Realty Income Portfolio and US Realty Equity Portfolio—Jay P. Leupp (since September 2011 and previously a portfolio manager of the Predecessor Realty Income Fund since July 2008 and the Predecessor Realty Equity Fund since December 2008) and David R. Ronco (since September 2011)

Global Realty Equity Portfolio—Jay P. Leupp (since September 2011 and previously a portfolio manager of the Predecessor International Realty Fund since December 2008), Antony Knep (since August 2013) and David R. Ronco (since September 2011)

US Short Duration Fixed Income Portfolio—Eulogio (Joe) Ramos, John R. Senesac, Jr., George Grimbilas and David R. Cleary*** (each since February 2011)

US Corporate Income Portfolio—Thomas M. Dzwil (since May 2003) and David R. Cleary*** (since January 2013)

Global Fixed Income Portfolio—Yvette Klevan and Jared Daniels (each since March 2012)

Multi-Asset Targeted Volatility Portfolio—Jai Jacob and Stephen Marra (each to serve from inception)

Capital Allocator Opportunistic Strategies Portfolio—David R. Cleary and Christopher Komosa (each since March 2008)

#	In addition to his oversight responsibility as described below, Mr. Donald, Mr. Lacey or Mr. Reinsberg, as the case may be, is a member of the portfolio management team.

*

As a Deputy Chairman of the Investment Manager, Mr. Lacey or Mr. Reinsberg, as the case may be, is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

**	As head of the Emerging Markets Group, Mr. Donald is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

***	Mr. Cleary is ultimately responsible for overseeing this Portfolio but is not responsible for its day-to-day management.

Biographical Information of Principal Portfolio Managers

Michael A. Bennett, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Equity teams. Prior to joining the Investment Manager in 1992, Mr. Bennett was with General Electric Investment Corporation, Keith Lippert Associates and Arthur Andersen & Company. Mr. Bennett has been working in the investment field since 1987.

Christopher H. Blake, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Mr. Blake joined the Investment Manager in 1995, when he began working in the investment field as a research analyst for the Investment Manager.

Thomas Boyle, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams, focusing primarily on emerging markets investments within Latin America. Prior to joining the Investment Manager in 2010, Mr. Boyle spent 11 years with Deutsche Asset Management, providing expertise in the areas of bottom-up research, portfolio construction and client service for their Emerging Markets and Latin America Equity institutional and retail strategies.

Daniel Breslin, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and US Mid Cap Equity teams. He began working in the investment field in 1992. Prior to joining the Investment Manager in 2002, Mr. Breslin was with Guardian Life and New York Life.

Rohit Chopra, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. Chopra

118Prospectus

was with Financial Resources Group, Deutsche Bank and Morgan Stanley.

David R. Cleary, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team and provides oversight to the US Fixed Income platform. Prior to joining the Investment Manager in 1994, Mr. Cleary was with Union Bank of Switzerland and IBJ Schroeder. Mr. Cleary is a Chartered Financial Analyst (“CFA”) Charterholder.

Jared Daniels, a Director of the Investment Manager, is a portfolio manager/analyst on the Global Fixed Income team. He began working in the investment field in 1997. Prior to joining the Investment Manager in 1998, Mr. Daniels was with CIBC Oppenheimer Corporation. He is a CFA Charterholder.

Michael DeBernardis, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Small-Mid Cap Equity and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2005, Mr. DeBernardis was a Senior Equity Analyst at Systematic Financial Management L.P. and a Market Data Analyst at Salomon Smith Barney. He began working in the investment field in 1996.

James M. Donald, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team and Head of the Emerging Markets Group. Prior to joining the Investment Manager in 1996, Mr. Donald was a portfolio manager with Mercury Asset Management. Mr. Donald is a CFA Charterholder.

Thomas M. Dzwil, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US High Yield team. Prior to joining the Investment Manager in 2002, Mr. Dzwil worked at Offitbank.

Robert A. Failla, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Prior to joining the Investment Manager in 2003, he was a portfolio manager with AllianceBernstein. He began working in the investment field in 1993 and is a CFA Charterholder.

Martin Flood, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams. Prior to joining the Investment Manager in 1996, Mr. Flood was a Senior Accountant with Arthur Andersen LLP. He began working in the investment field in 1993.

Michael G. Fry, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 2005, Mr. Fry held several positions at UBS Global Asset Management, including Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1981.

Peter Gillespie, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team. Prior to joining the Investment Manager in 2007, he was a portfolio manager at Newgate Capital, LLP, GE Asset Management and an analyst at Sinta Capital Corp. Mr. Gillespie is a CFA Charterholder.

George Grimbilas, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Grimbilas was a portfolio manager at Ambac Financial Group, Inc., a Managing Director at R.W. Pressprich & Co., a portfolio manager at Liberty Capital Management and an analyst at The Trepp Group. Mr. Grimbilas is a CFA Charterholder.

Alex Ingham, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets, International and Global Small Cap Equity teams. Prior to joining the Investment Manager in 2011, Mr. Ingham was with Aviva Investors (formerly Morley Fund Management), Aberdeen Asset Management, Hill Samuel Asset Management and City Financial Partners Limited. He began working in the investment field in 1996.

Jai Jacob, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi Strategy team. Mr. Jacob began working in the investment field in 1998 when he joined the Investment Manager.

Robin O. Jones, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Strategic Equity team. Prior to rejoining the Investment Manager in 2007, Mr. Jones was a portfolio manager for Bluecrest Capital Management since 2006. Mr. Jones initially joined the Investment Manager in 2002, when he began working in the investment field.

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Arif T. Joshi, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Mr. Joshi was a Senior Vice President and portfolio manager at HSBC Asset Management and an associate at Strategic Management Group. Mr. Joshi is a CFA Charterholder.

Yvette Klevan, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Fixed Income team. She began working in the investment field in 1982. Prior to joining the Investment Manager in 2002, Ms. Klevan was a Senior Portfolio Manager at Offitbank and previously worked at Bank of America, Chase Manhattan Bank and Aramco Services Company.

Antony Knep, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team. Prior to joining the Investment Manager in 2012, Mr. Knep was a portfolio manager at AEW Global Advisors. Prior to that he was with BT Funds Management, Deutsche Bank AG, BBY Limited, Richard Ellis International, Schroders Australia Limited and Perpetual Trustee Australia Ltd.

Christopher Komosa, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Capital Allocator Series team. Prior to joining the Investment Manager in 2006, Mr. Komosa was with Permal Asset Management, Pinnacle International Management, Caxton Associates and Graham Capital. Mr. Komosa is a CFA Charterholder.

Andrew D. Lacey, a Deputy Chairman of the Investment Manager, is responsible for oversight of US and Global strategies. He also is a portfolio manager/analyst on various of the Investment Manager’s US Equity and Global Equity teams. Mr. Lacey joined the Investment Manager in 1996, and has been working in the investment field since 1995.

Jay P. Leupp, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team. Prior to joining the Investment Manager in 2011, Mr. Leupp was the President and Chief Executive Officer of Alesco, which he founded in 2005. Prior to that he was Managing Director of Real Estate Equity Research at RBC Capital Markets and Robertson Stephens & Co., Inc.

Mark Little, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s International Strategic Equity team. Prior to joining the Investment Manager in 1997, Mr. Little was a manager with the Coopers & Lybrand corporate finance practice. He began working in the investment field in 1992.

Stephen Marra, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Multi Strategy team, specializing in strategy research. Prior to joining the Multi Strategy team, Mr. Marra worked in Settlements, Fixed Income Risk and Quantitative Technology. He began working in the investment field in 1999 upon joining the Investment Manager.

Kevin J. Matthews, a Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s International Equity teams. Prior to joining the International Equity teams, Mr. Matthews was a research analyst with a background in financial, automotive, aerospace and capital goods sectors. He began working in the investment field in 2001 when he joined the Investment Manager.

Erik McKee, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining the Investment Manager in 1999, Mr. McKee was with Bank of America and Unibanco in Sao Paulo, Brazil.

John Mulquiney is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in August 2005, Mr. Mulquiney worked at Tyndall Australia and in the Asset and Infrastructure Group at Macquarie Bank, where he undertook transactions and developed valuation models for airports, electricity generators, rail projects and health infrastructure. Mr. Mulquiney is a CFA Charterholder.

Kevin O’Hare, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. He began working in the investment field in 1991. Prior to joining the Investment Manager in 2001, Mr. O’Hare was with Merrill Lynch and Moore Capital Management. Mr. O’Hare is a CFA Charterholder.

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Michael Powers, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. He began working in the investment field in 1990 when he joined the Investment Manager.

Eulogio (Joe) Ramos, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2006, Mr. Ramos was the Chief Investment Officer of Ambac Financial Group, Inc. He also was associated with E.H. Capital Group, LLC, Lehman Management Co. and the Lehman Brothers Kuhn Loeb Fixed Income Research Department.

John R. Reinsberg, a Deputy Chairman of the Investment Manager, is responsible for oversight of International and Global strategies. He also is a portfolio manager/analyst on the Investment Manager’s Global Equity and International Equity teams. Prior to joining the Investment Manager in 1992, he served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. Mr. Reinsberg began working in the investment field in 1981.

Warryn Robertson is a portfolio manager/analyst on the Investment Manager’s Global Listed Infrastructure team. Prior to joining the Investment Manager in April 2001, Mr. Robertson spent three years with Capital Partners, an independent advisory house, where he was an associate director developing business valuations for infrastructure assets and other alternative equity investments including airports, toll roads, timber plantations, power stations and coal mines. Mr. Robertson is a member of the Securities Institute of Australia and the Institute of Chartered Accountants.

Paul Rogers, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams. Prior to joining the Investment Manager in 2011, Mr. Rogers served as the Managing Director of Emerging Markets Research at Fidelity Management & Research Company. Before that, he spent 14 years at Deutsche Asset Management progressively rising from analyst to portfolio manager. Mr. Rogers is a CFA Charterholder.

David R. Ronco, a Senior Vice President of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global Real Estate Securities team. Prior to joining the Investment Manager in 2011, Mr. Ronco was a Senior Investment Analyst and Portfolio Manager of Alesco, which he joined in 2006. Prior to that he was in the real estate and equity research groups at RBC Capital Markets and Robertson Stephens & Co., Inc.

Edward Rosenfeld, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Global, International and European Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining the Investment Manager in 2001, Mr. Rosenfeld was an analyst with J.P. Morgan.

Stephen Russell, a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Core Equity and Latin America Equity teams. Prior to joining the Investment Manager in 2011, Mr. Russell was a portfolio manager for Deutsche Asset Management’s Emerging Markets and Latin America equity institutional and retail strategies. Mr. Russell is a CFA Charterholder.

John R. Senesac, Jr., a Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s US Fixed Income teams. Prior to joining the Investment Manager in 2000, Mr. Senesac was associated with Alliance Capital/Regent Investor Services and Trenwick America Reinsurance Corporation. Mr. Senesac is a CFA Charterholder.

Denise S. Simon, a Managing Director of the Investment Manager, is a portfolio manager/analyst on the Investment Manager’s Emerging Markets Debt team. Prior to joining the Investment Manager in 2010, Ms. Simon was a Managing Director and portfolio manager at HSBC Asset Management. She also was associated with The Atlantic Advisors, Dresdner Kleinwort Wasserstein, Bayerische Vereinsbank, Lehman Brothers, Kleinwort Benson and UBS.

Ronald Temple, a Managing Director of the Investment Manager, is a portfolio manager/analyst on various of the Investment Manager’s US Equity teams and the Global Equity Select team. He also is a Co-Director of Research and has primary research coverage of the financials sector. Mr. Temple joined the Investment Manager in 2001 and has been working in the investment field since 1991.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Portfolios is contained in the Fund’s Statement of Additional Information (“SAI”).

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Administrator

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as each Portfolio’s administrator.

Distributor

Lazard Asset Management Securities LLC (the “Distributor”) acts as distributor for the Fund’s shares.

Custodian

State Street acts as custodian of the Portfolios’ investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of non-US securities.

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 Lazard Funds Shareholder Information

▲

General

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the NAV next determined after an order in proper form is received by the Transfer Agent or another authorized entity.

The Fund determines the NAV of each Portfolio’s share Classes as of the close of regular session trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for trading. The Fund values securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Calculation of NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. Fair valuing of non-US equity securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

Eligibility to Purchase R6 Shares

R6 Shares are currently offered only by Lazard International Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Emerging Markets Equity Blend Portfolio, Lazard Emerging Markets Multi-Strategy Portfolio, and Lazard Emerging Markets Debt Portfolio.

R6 Shares are not subject to any service or distribution fees. Neither the Fund nor the Investment Manager or its affiliates will provide any distribution, shareholder or participant servicing, account maintenance, sub-accounting, sub-transfer agency, administrative, recordkeeping or reporting, transaction processing, support or similar payments, or “revenue sharing” payments, in connection with investments in, or conversions into, R6 Shares (collectively, “Service Payments”).

R6 Shares may be purchased by:

“Employee Benefit Plans,” which shall include:

•	retirement plan level, retirement plan administrator level or omnibus accounts;

•	retirement plans—employer-sponsored 401(k) and 403(b), 457, Keogh, profit sharing, money purchase, defined benefit/defined contribution, target benefit and Taft-Hartley plans;

•	non-qualified deferred compensation plans; and

•	post-employment benefit plans, including retiree health benefit plans.

Employee Benefit Plans, Board members and other individuals considered to be affiliates of the Fund or the Investment Manager, and discretionary accounts with the Investment Manager, as well as affiliated and non-affiliated registered investment companies may purchase R6 Shares with no investment minimum.

Certain other types of plans, and institutional or other investors, may be eligible to purchase R6 Shares, subject to the minimum investment amount set forth below, including, but not limited to:

•	529 plans;

•	endowments and foundations;

•	states, counties or cities or their instrumentalities;

•	insurance companies, trust companies and bank trust departments; and

•	certain other institutional investors.

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Except as specifically provided above, R6 Shares may not be purchased by:

•	individual investors and/or retail accounts including accounts purchasing through wrap programs;

•	IRAs and Coverdells;

•	SEPs, SIMPLEs and SARSEPs; and

•	individual 401(k) and 403(b) plans.

Through November 29, 2015, holders of Institutional Shares of a Portfolio who have held such shares since November 29, 2013 who meet the eligibility requirements for the purchase of R6 Shares of the Portfolio may have all of their Institutional Shares of the Portfolio converted into R6 Shares of the Portfolio automatically through a financial intermediary. After November 29, 2015, the Fund and the Distributor will consider requests to convert such shares to R6 Shares on a case by case basis, provided eligibility requirements and relevant minimums are met.

Minimum Investment

All purchases made by check should be in US Dollars and made payable to “The Lazard Funds, Inc.” Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

Institutional Shares	$ 100,000

Open Shares*	$ 2,500

R6 Shares**	$1,000,000

*	Unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $2,500 for Open Shares.

**	There is no minimum investment amount for R6 Shares purchased by Employee Benefit Plans and certain other eligible investors as described above.

The subsequent investment minimum for Institutional Shares and Open Shares is $50.

The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into arrangements with the Fund or the Distributor; for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan and asset-based or wrap programs; and for employees of the Investment Manager and their families. Please consult your financial intermediary for information about minimum investment requirements. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

Lazard Emerging Markets Equity Portfolio Closed to Most New Investors

Effective as of the close of business on July 19, 2010, the Portfolio was generally closed to new investors. Those investors who did not own shares of the Portfolio on July 19, 2010 may open new accounts in the Portfolio only through certain products managed by the Investment Manager that maintain an allocation to the Portfolio, certain retirement or employee benefit plans (including 401(k) and other defined contribution plans) under the same primary tax identification number and certain other approved financial institutions or programs. Additionally, employees of the Investment Manager and members of the Board may open new accounts in the Portfolio. All current shareholders with open accounts may purchase additional shares of the Portfolio and continue, or elect, to reinvest dividends and capital gains distributions in shares of the Portfolio. The Fund may make certain exceptions or otherwise modify this policy at any time. The Fund reserves the right, at any future date, to open the Portfolio to all investors or to further close the Portfolio, including closing the Portfolio to additional investment by current shareholders or to the categories of investors who currently may open new accounts.

Investors may be required to demonstrate eligibility to purchase shares of the Portfolio before an investment is accepted. For questions about qualifying to purchase shares of the Portfolio, please call (800) 823-6300.

How to Buy Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

Initial Purchase

By Mail

1.	Complete a Purchase Application. Indicate the services to be used.

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2.	Send the Purchase Application and a check for at least the minimum investment amount (if applicable) payable to “The Lazard Funds, Inc.” to:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

By Wire

Your bank may charge you a fee for this service.

1.	Call (800) 986-3455 toll-free from any state and provide the following:

•	the Portfolio(s) and Class of shares to be invested in

•	name(s) in which shares are to be registered

•	address

•	social security or tax identification number

•	dividend payment election

•	amount to be wired

•	name of the wiring bank, and

•	name and telephone number of the person to be contacted in connection with the order.

An account number will then be assigned.

2.

Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

ABA #: 011000028
State Street Bank and Trust Company
Boston, Massachusetts
Custody and Shareholder Services Division
DDA 9905-2375
Attention: (Name of Portfolio and Class of Shares)
The Lazard Funds, Inc.
Shareholder’s Name and Account Number

3.	Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

Additional Purchases

By Mail

1.	Make a check payable to “The Lazard Funds, Inc.” Write the shareholder’s account number on the check.

2.	Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under “Initial Purchase–By Mail” above.

By Wire

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under “Initial Purchase–By Wire” above.

By ACH

Shareholders may purchase additional shares of a Portfolio by automated clearing house (“ACH”). To set up the ACH purchases option, call (800) 986-3455. ACH is similar to making Automatic Investments (described below under “Shareholder Information—Investor Services—Automatic Investments”), except that shareholders may choose the date on which to make the purchase. The Fund will need a voided check or deposit slip before shareholders may purchase by ACH.

By Exchange

Shareholders may purchase additional shares of a Portfolio by exchange from another Portfolio, as described below under “Shareholder Information—Investor Services—Exchange Privilege.”

Purchases through the Automatic Investment Plan (Open Shares only)
(Minimum $50)

Investors may participate in the Automatic Investment Plan by making subsequent investments in a Portfolio through automatic deductions from a designated bank account at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. To enroll in the Automatic Investment Plan, call (800) 986-3455.

Individual Retirement Accounts
(Open Shares and Institutional Shares only)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $15 annual maintenance and custody fee is payable to State

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Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call (800) 986-3455.

Market Timing/Excessive Trading

Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund’s Board has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices.

The Fund routinely reviews Portfolio share transactions and seeks to identify and deter abusive trading practices. The Fund monitors for transactions that may be harmful to a Portfolio, either on an individual basis or as part of a pattern of abusive trading practices. Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund’s view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor’s account. When an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the investor. The Fund may deem a shareholder to be engaged in abusive trading practices without advance notice and based on information unrelated to the specific trades in the shareholder’s account. For instance, the Fund may determine that the shareholder’s account is linked to another account that was previously restricted or a third party intermediary may provide information to the Fund with respect to a particular account that is of concern to the Fund. Accounts under common ownership, control or perceived affiliation may be considered together for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading. In certain cases, the Fund may deem a single “roundtrip” trade or exchange (redeeming or exchanging a Portfolio’s shares followed by purchasing or exchanging into shares of that Portfolio) as a violation of the Fund’s policy against abusive trading practices. The Fund’s actions may not be subject to appeal.

Each Portfolio other than Lazard US Short Duration Fixed Income Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor and under certain other circumstances. See “Shareholder Information—How to Sell Shares—Redemption Fee” below.

Redemption fees are only one way for the Fund to deter abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. See “Shareholder Information—General.” The codes of ethics of the Fund, the Investment Manager and the Distributor in respect of personal trading contain limitations on trading in Portfolio shares.

As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading or if the redemption request otherwise would be disruptive to efficient

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portfolio management or would otherwise adversely affect the Portfolio.

Except as otherwise noted, all of the policies described in this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such trading. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. The Fund’s policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

Securities trading in non-US markets are particularly susceptible to time zone arbitrage. As a result, Portfolios investing in securities trading in non-US markets, including Lazard Capital Allocator Opportunistic Strategies Portfolio, which may invest in Underlying Funds that invest in securities trading in non-US markets, may be at greater risk for market timing than funds that invest in securities trading in US markets.

Distribution and Servicing Arrangements

Each Portfolio offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class has different investment minimums and different expense ratios. The Fund has adopted a plan under rule 12b-1 (the “12b-1 plan”) that allows each Portfolio to pay the Distributor a fee, at the annual rate of 0.25% of the value of the average daily net assets of each Portfolio’s Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of each Portfolio’s assets on an on-going basis, over time these recurring fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Institutional Shares and R6 shares do not pay a rule 12b-1 fee. Third parties may receive payments pursuant to the 12b-1 plan.

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide marketing, shareholder servicing, account administration or other services with respect to Open Shares and Institutional Shares. Such payments are in addition to any fees paid by the Fund under rule 12b-1. The receipt of such payments pursuant to the 12b-1 plan or from the Investment Manager or Distributor could create an incentive for the third parties to offer a Portfolio instead of other mutual funds where such payments are not received. Further information is contained in the SAI, and you should consult your financial intermediary for further details.

How to Sell Shares

General

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of any applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 10 calendar days. Redemption requests also may be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

Redemption Fee

Each Portfolio other than Lazard US Short Duration Fixed Income Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares’ NAV at redemption and deducted from the redemption proceeds. The fee will be retained by each Portfolio and used primarily to offset the transaction costs that short-term trading imposes on each Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the “first in, first out” method, which assumes that the shares redeemed or exchanged are the ones held the longest.

The Fund, in its discretion, may waive or reverse the redemption fee for Portfolio shares redeemed or exchanged: (1) through systematic, rebalancing or asset allocation programs, in which beneficial owners of Portfolio shares or participants in Employee Benefit Plans owning Portfolio shares do not exercise investment discretion, that have been approved by the Distributor; (2) in connection with the Fund’s Systematic Withdrawal

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Plan, described below; (3) by a fund-of-funds; (4) involuntarily, such as a redemption resulting from failure to maintain a minimum investment or due to a Portfolio merger or liquidation; (5) in connection with a conversion from one share class to another share class of the same Portfolio; (6) in the event of shareholder death or post-purchase disability; (7) to return an excess contribution in an IRA or qualified plan account; (8) in connection with required minimum distributions from an IRA or qualified plan account; (9) in programs with financial intermediaries that include on their platforms qualified default investment alternatives for participant-directed individual account plans (with respect to which Department of Labor regulations restrict the imposition of redemption fees and similar fees) and where adequate systems designed to deter abusive trading practices are in place; (10) by certain accounts under situations deemed appropriate by the Fund, including where the capability to charge a fee does not exist or is not practical and where adequate systems designed to deter abusive trading practices are in place; or (11) in the event of transactions documented as inadvertent or prompted by bona fide emergencies or other exigent circumstances. In certain situations, a financial intermediary, wrap sponsor or other omnibus account holder may apply the Portfolios’ redemption fees to the accounts of their underlying shareholders. If this is the case, the Portfolios will rely in part on the account holder to monitor and assess the redemption fee on the underlying shareholder accounts in accordance with this Prospectus. The redemption fee may be waived, modified or terminated at any time, or from time to time, without advance notice.

Selling Shares

Through the Transfer Agent:

Shareholders who do not execute trades through a broker-dealer or other financial intermediary should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

By Telephone

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a signed letter requesting that the telephone redemption privilege be added to the account. To place a redemption request, or to have the telephone redemption privilege added to your account, please call the Transfer Agent’s toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

By Mail

1.

Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder’s account number, and social security or taxpayer identification number.

2.	Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.

3.

If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. Signature guarantees by a notary public are not acceptable. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

4.	Send the letter to the Transfer Agent at the following address:

regular mail
The Lazard Funds, Inc.
P.O. Box 8514
Boston, Massachusetts 02266-8514
Attention: (Name of Portfolio and Class of Shares)

overnight delivery
The Lazard Funds, Inc.
30 Dan Road
Canton, Massachusetts 02021-2809

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Investor Services

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

Automatic Investment Plan allows you to purchase Open Shares through automatic deductions from a designated bank account.

Systematic Withdrawal Plan allows you to receive payments at regularly scheduled intervals if your account holds at least $10,000 in Portfolio shares at the time plan participation begins. The maximum regular withdrawal amount for monthly withdrawals is 1% of the value of your Portfolio shares at the time plan participation begins.

Exchange Privilege allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent’s toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See “Shareholder Information—How to Buy Shares—Market Timing/ Excessive Trading” for more information about restrictions on exchanges.

General Policies

In addition to the policies described above, the Fund reserves the right to:

•	redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

•	convert Institutional Shares or R6 Shares held by a shareholder whose account is less than $100,000 to Open Shares, upon written notice to the shareholder

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the SEC

•	change or waive the required minimum investment amounts

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to a Portfolio and its shareholders

Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund’s management:

•	a Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

•	a Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio’s total assets)

The Fund also reserves the right to close a Portfolio to investors at any time.

Account Policies, Dividends and Taxes

Account Statements

You will receive quarterly statements detailing your account activity. All investors will also receive an annual

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statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations of each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call (800) 542-1061 if you need additional copies of annual or semi-annual reports. Call the Transfer Agent at the telephone number listed on the back cover if you need account information.

Dividends and Distributions

Income dividends are normally declared each business day and paid monthly for Emerging Markets Debt Portfolio, Explorer Total Return Portfolio, US Short Duration Fixed Income Portfolio, US Corporate Income Portfolio and Global Fixed Income Portfolio. For Global Listed Infrastructure Portfolio and US Realty Income Portfolio, income dividends, if any, are anticipated to be paid quarterly. For all other Portfolios, income dividends are anticipated to be paid annually. Net capital gains, if any, are normally distributed annually, but may be distributed more frequently. Annual year end distribution estimates for 2013 are available at www.LazardNet.com or by calling (800) 823-6300.

Because the REITs in which US Realty Income Portfolio, US Realty Equity Portfolio and Global Realty Equity Portfolio invest do not provide complete information about the taxability of their distributions until after the calendar year-end, the Portfolios may not be able to determine how much of their distributions are taxable to shareholders until after the January 31st deadline for issuing Form 1099-DIV. As a result, US Realty Income Portfolio, US Realty Equity Portfolio and Global Realty Equity Portfolio may request permission from the Internal Revenue Service each year for an extension of time to issue Form 1099-DIV until February 28th.

Dividends and distributions of a Portfolio will be reinvested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder’s account on the payment date or, at the shareholder’s election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.

Tax Information

Please be aware that the following tax information is general and refers to the provisions of the Code, which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, and long-term capital gains are generally taxable as such, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio’s shares for shares of another Portfolio will be treated as a sale of the Portfolio’s shares, and any gain on the transaction may be subject to income taxes.

Keep in mind that distributions may be taxable to you at different rates which depend on the length of time a Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in a Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, you will have a taxable capital gain or loss, unless such shares were held in an IRA or other tax-deferred account.

Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number

•	fail to certify that their social security number or taxpayer identification number is correct

•	fail to certify, or otherwise establish in accordance with applicable law, that they are exempt from withholding

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 Lazard Funds Financial Highlights

▲

Financial Highlights

The financial highlights tables presented for Open Shares and Institutional Shares of each of the Portfolios, except Lazard Multi-Asset Targeted Volatility Portfolio (which had not commenced operations as of the date of this Prospectus) and Lazard Emerging Markets Core Equity Portfolio (which had not commenced operations as of June 30, 2013), are intended to help you understand each Portfolio’s financial performance for the past five years or, if shorter, the period of each Portfolio’s operations. No information is presented for the Portfolios’ R6 Shares, which were not offered as of June 30, 2013.

Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions), if any. As of August 15, 2013, Lazard Global Realty Equity Portfolio changed its name from “Lazard International Realty Equity Portfolio” and adopted the Portfolio’s current investment strategies. The financial highlights information for Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard Global Realty Equity Portfolio for the fiscal period or years ended May 31, 2009, May 31, 2010 and May 31, 2011 was audited by other auditors. The information for the fiscal period and year ended December 31, 2011 and December 31, 2012, respectively, for Lazard US Realty Income Portfolio, Lazard US Realty Equity Portfolio and Lazard Global Realty Equity Portfolio and all fiscal years or periods shown for all other Portfolios has been audited by Anchin, Block & Anchin LLP, whose report, along with each Portfolio’s financial statements, is included in the annual report, which is available upon request.

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LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$10.71	$9.24	$9.56	$8.62	$7.00	$11.25

Income (loss) from investment operations:
Net investment income (a)	0.09	0.20	0.15	0.10	0.12	0.18
Net realized and unrealized gain (loss)	1.41	1.37	(0.30)	0.93	1.62	(4.26)

Total from investment operations	1.50	1.57	(0.15)	1.03	1.74	(4.08)

Less distributions from:
Net investment income	—	(0.10)	(0.17)	(0.09)	(0.12)	(0.17)

Total distributions	—	(0.10)	(0.17)	(0.09)	(0.12)	(0.17)

Redemption fees	—	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$12.21	$10.71	$9.24	$9.56	$8.62	$7.00

Total Return (b)	14.01%	16.83%	-1.47%	12.00%	24.81%	-36.18%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$221,264	$121,379	$11,108	$13,066	$8,464	$6,554
Ratios to average net assets:
Net expenses (d)	0.84%	0.93%	0.75%	0.97%	1.00%	1.00%
Gross expenses (d)	0.84%	1.28%	2.27%	2.76%	3.44%	3.21%
Net investment income (d)	1.59%	1.94%	1.59%	1.19%	1.60%	1.90%
Portfolio turnover rate	54%	116%	53%	53%	62%	97%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$10.77	$9.30	$9.61	$8.67	$7.04	$11.31

Income (loss) from investment operations:
Net investment income (a)	0.07	0.15	0.12	0.08	0.09	0.15
Net realized and unrealized gain (loss)	1.42	1.39	(0.29)	0.93	1.64	(4.28)

Total from investment operations	1.49	1.54	(0.17)	1.01	1.73	(4.13)

Less distributions from:
Net investment income	—	(0.07)	(0.14)	(0.07)	(0.10)	(0.14)

Total distributions	—	(0.07)	(0.14)	(0.07)	(0.10)	(0.14)

Redemption fees	—	— (c)	— (c)	—	— (c)	—

Net asset value, end of period	$12.26	$10.77	$9.30	$9.61	$8.67	$7.04

Total Return (b)	13.83%	16.51%	-1.77%	11.62%	24.49%	-36.43%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,023	$691	$312	$294	$300	$134
Ratios to average net assets:
Net expenses (d)	1.25%	1.19%	1.05%	1.27%	1.30%	1.30%
Gross expenses (d)	2.08%	4.84%	6.49%	7.28%	5.52%	12.10%
Net investment income (d)	1.18%	1.51%	1.30%	0.88%	1.15%	1.56%
Portfolio turnover rate	54%	116%	53%	53%	62%	97%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

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LAZARD US STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$10.11	$9.03	$8.97	$8.02	$6.26	$10.03

Income (loss) from investment operations:
Net investment income (a)	0.07	0.14	0.12	0.07	0.08	0.12
Net realized and unrealized gain (loss)	1.17	1.17	0.02	0.97	1.68	(3.65)

Total from investment operations	1.24	1.31	0.14	1.04	1.76	(3.53)

Less distributions from:
Net investment income	—	(0.23)	(0.08)	(0.09)	—	(0.12)
Net realized gains	—	—	—	—	—	(0.12)

Total distributions	—	(0.23)	(0.08)	(0.09)	—	(0.24)

Redemption fees	— (c)	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$11.35	$10.11	$9.03	$8.97	$8.02	$6.26

Total Return (b)	12.27%	14.56%	1.65%	13.13%	28.12%	-35.43%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$105,367	$75,327	$64,239	$71,207	$66,153	$54,749
Ratios to average net assets:
Net expenses (d)	0.75%	0.75%	0.75%	1.01%	1.05%	1.05%
Gross expenses (d)	0.94%	0.99%	1.00%	1.06%	1.09%	1.06%
Net investment income (d)	1.24%	1.40%	1.29%	0.88%	1.26%	1.45%
Portfolio turnover rate	38%	60%	48%	49%	76%	82%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$10.14	$9.04	$8.97	$8.02	$6.28	$10.05

Income (loss) from investment operations:
Net investment income (a)	0.05	0.11	0.09	0.05	0.07	0.10
Net realized and unrealized gain (loss)	1.18	1.16	0.03	0.97	1.67	(3.65)

Total from investment operations	1.23	1.27	0.12	1.02	1.74	(3.55)

Less distributions from:
Net investment income	—	(0.17)	(0.05)	(0.07)	—	(0.10)
Net realized gains	—	—	—	—	—	(0.12)

Total distributions	—	(0.17)	(0.05)	(0.07)	—	(0.22)

Redemption fees	—	—	—	— (c)	—	—

Net asset value, end of period	$11.37	$10.14	$9.04	$8.97	$8.02	$6.28

Total Return (b)	12.13%	14.10%	1.42%	12.79%	27.71%	-35.63%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,726	$8,401	$8,478	$10,024	$8,945	$7,218
Ratios to average net assets:
Net expenses (d)	1.05%	1.05%	1.05%	1.31%	1.35%	1.35%
Gross expenses (d)	1.32%	1.37%	1.36%	1.44%	1.39%	1.51%
Net investment income (d)	0.93%	1.10%	0.99%	0.59%	0.96%	1.15%
Portfolio turnover rate	38%	60%	48%	49%	76%	82%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

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LAZARD US MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$12.52		$11.87	$12.61	$10.31	$7.50	$12.46

Income (loss) from investment operations:
Net investment income (a)	0.04		0.05	0.05	0.10	0.08	0.15
Net realized and unrealized gain (loss)	1.78		0.63	(0.75)	2.31	2.81	(4.93)

Total from investment operations	1.82		0.68	(0.70)	2.41	2.89	(4.78)

Less distributions from:
Net investment income	—		(0.03)	(0.04)	(0.11)	(0.08)	(0.18)

Total distributions	—		(0.03)	(0.04)	(0.11)	(0.08)	(0.18)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$14.34		$12.52	$11.87	$12.61	$10.31	$7.50

Total Return (b)	14.54%		5.76%	-5.58%	23.43%	38.49%	-38.33%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,215		$30,803	$91,740	$126,626	$143,267	$103,650
Ratios to average net assets:
Net expenses (d)	1.05%		0.98%	0.93%	0.91%	0.91%	0.89%
Gross expenses (d)	1.16%		0.98%	0.93%	0.91%	0.91%	0.89%
Net investment income (d)	0.62%		0.40%	0.37%	0.90%	0.90%	1.41%
Portfolio turnover rate	47%		102%	83%	75%	77%	81%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$12.35		$11.72	$12.45	$10.18	$7.40	$12.29

Income (loss) from investment operations:
Net investment income (a)	0.02		0.03	0.01	0.07	0.05	0.13
Net realized and unrealized gain (loss)	1.76		0.61	(0.74)	2.28	2.78	(4.87)

Total from investment operations	1.78		0.64	(0.73)	2.35	2.83	(4.74)

Less distributions from:
Net investment income	—		(0.01)	— (c)	(0.08)	(0.05)	(0.15)

Total distributions	—		(0.01)	— (c)	(0.08)	(0.05)	(0.15)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$14.13		$12.35	$11.72	$12.45	$10.18	$7.40

Total Return (b)	14.41%		5.44%	-5.84%	23.09%	38.26%	-38.53%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,689		$41,492	$52,048	$69,551	$69,737	$64,372
Ratios to average net assets:
Net expenses (d)	1.35%		1.26%	1.19%	1.17%	1.17%	1.15%
Gross expenses (d)	1.40%		1.26%	1.19%	1.17%	1.17%	1.15%
Net investment income (d)	0.32%		0.21%	0.11%	0.66%	0.64%	1.17%
Portfolio turnover rate	47%		102%	83%	75%	77%	81%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

134Prospectus

LAZARD US SMALL-MID CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10		12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$13.29		$11.82	$14.55	$11.80		$7.59	$11.58

Income (loss) from investment operations:
Net investment income (loss) (a)	0.01		0.05	0.01	0.09		(0.01)	0.01
Net realized and unrealized gain (loss)	1.93		1.77	(1.45)	2.70		4.22	(4.00)

Total from investment operations	1.94		1.82	(1.44)	2.79		4.21	(3.99)

Less distributions from:
Net investment income	—		(0.02)	—	(0.04)		—	—
Net realized gains	—		(0.33)	(1.29)	—		—	—

Total distributions	—		(0.35)	(1.29)	(0.04)		—	—

Redemption fees	—	(c)	— (c)	— (c)	—	(c)	—	— (c)

Net asset value, end of period	$15.23		$13.29	$11.82	$14.55		$11.80	$7.59

Total Return (b)	14.60%		15.45%	-9.83%	23.67%		55.47%	-34.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$301,905		$289,855	$167,042	$238,901		$56,042	$36,934
Ratios to average net assets:
Net expenses (d)	0.86%		0.88%	0.90%	1.00%		1.22%	1.13%
Gross expenses (d)	0.86%		0.88%	0.90%	1.00%		1.23%	1.13%
Net investment income (loss) (d)	0.14%		0.41%	0.08%	0.68%		-0.12%	0.08%
Portfolio turnover rate	53%		92%	110%	114%		195%	138%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10		12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$12.92		$11.52	$14.26	$11.56		$7.46	$11.43

Income (loss) from investment operations:
Net investment income (loss) (a)	(0.01)		— (c)	(0.03)	0.03		(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.87		1.73	(1.42)	2.67		4.14	(3.94)

Total from investment operations	1.86		1.73	(1.45)	2.70		4.10	(3.97)

Less distributions from:
Net realized gains	—		(0.33)	(1.29)	—		—	—

Total distributions	—		(0.33)	(1.29)	—		—	—

Redemption fees	—	(c)	— (c)	— (c)	—	(c)	— (c)	— (c)

Net asset value, end of period	$14.78		$12.92	$11.52	$14.26		$11.56	$7.46

Total Return (b)	14.48%		14.97%	-10.09%	23.36%		54.96%	-34.73%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$14,085		$15,984	$20,039	$21,620		$19,531	$10,500
Ratios to average net assets:
Net expenses (d)	1.19%		1.21%	1.21%	1.34%		1.51%	1.49%
Gross expenses (d)	1.19%		1.21%	1.21%	1.34%		1.52%	1.49%
Net investment income (loss) (d)	-0.20%		0.01%	-0.23%	0.21%		-0.40%	-0.26%
Portfolio turnover rate	53%		92%	110%	114%		195%	138%

†	Unaudited.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Porffolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus135

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended			Period Ended 12/31/09*
		12/31/12	12/31/11	12/31/10

Institutional Shares
Net asset value, beginning of period	$10.96	$9.78	$10.31	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.25	0.31	0.33	0.30	—	(c)
Net realized and unrealized gain (loss)	1.16	1.43	(0.48)	0.34	—

Total from investment operations	1.41	1.74	(0.15)	0.64	—	(c)

Less distributions from:
Net investment income	(0.18)	(0.35)	(0.15)	(0.23)	—
Net realized gains	—	(0.21)	(0.23)	(0.10)	—

Total distributions	(0.18)	(0.56)	(0.38)	(0.33)	—

Redemption fees	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$12.19	$10.96	$9.78	$10.31	$10.00

Total Return (b)	12.89%	18.05%	-1.55%	6.63%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$387,394	$125,112	$104,439	$115,680	$74
Ratios to average net assets:
Net expenses (d)	1.00%	1.14%	1.09%	1.30%	1.30%
Gross expenses (d)	1.00%	1.14%	1.09%	1.35%	1,825.00%	(e)
Net investment income (loss) (d)	4.24%	3.01%	3.15%	3.01%	-1.30%
Portfolio turnover rate	28%	26%	135%	46%	0%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended			Period Ended 12/31/09*
		12/31/12	12/31/11	12/31/10

Open Shares
Net asset value, beginning of period	$10.97	$9.78	$10.34	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.23	0.28	0.28	0.24	—	(c)
Net realized and unrealized gain (loss)	1.17	1.42	(0.49)	0.38	—

Total from investment operations	1.40	1.70	(0.21)	0.62	—	(c)

Less distributions from:
Net investment income	(0.16)	(0.30)	(0.12)	(0.18)	—
Net realized gains	—	(0.21)	(0.23)	(0.10)	—

Total distributions	(0.16)	(0.51)	(0.35)	(0.28)	—

Redemption fees	— (c)	— (c)	— (c)	—	—

Net asset value, end of period	$12.21	$10.97	$9.78	$10.34	$10.00

Total Return (b)	12.79%	17.54%	-1.95%	6.28%	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$25,138	$12,715	$8,359	$118	$50
Ratios to average net assets:
Net expenses (d)	1.32%	1.50%	1.60%	1.60%	1.60%
Gross expenses (d)	1.32%	1.50%	1.67%	18.06%	1,825.00%	(e)
Net investment income (loss) (d)	3.95%	2.66%	2.81%	2.37%	-1.60%
Portfolio turnover rate	28%	26%	135%	46%	0%

†	Unaudited.

*	Portfolio commenced operations on December 31, 2009.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share. A period of less than one year is not annualized.

(d)	Annualized for a period of less than one year.

(e)	Gross expense ratio was the result of the Portfolio being in existence for one day during the period ended 12/31/09.

136Prospectus

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09		12/31/08

Institutional Shares
Net asset value, beginning of period	$14.78		$12.49	$13.81	$13.14	$10.50		$17.55

Income (loss) from investment operations:
Net investment income (a)	0.22		0.25	0.27	0.21	0.26		0.36
Net realized and unrealized gain (loss)	0.20		2.56	(1.25)	0.82	2.38		(7.00)

Total from investment operations	0.42		2.81	(0.98)	1.03	2.64		(6.64)

Less distributions from:
Net investment income	—		(0.52)	(0.34)	(0.36)	—	(c)	(0.41)

Total distributions	—		(0.52)	(0.34)	(0.36)	—	(c)	(0.41)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	(c)	— (c)

Net asset value, end of period	$15.20		$14.78	$12.49	$13.81	$13.14		$10.50

Total Return (b)	2.84%		22.70%	-7.17%	8.04%	25.19%		-37.75%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$143,422		$109,088	$86,880	$127,485	$139,070		$119,870
Ratios to average net assets:
Net expenses (d)	0.96%		1.02%	1.03%	0.98%	0.99%		0.93%
Gross expenses (d)	0.96%		1.02%	1.03%	0.98%	0.99%		0.93%
Net investment income (d)	2.84%		1.85%	1.99%	1.63%	2.33%		2.47%
Portfolio turnover rate	21%		48%	39%	53%	66%		44%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$14.94		$12.59	$13.91	$13.24	$10.60	$17.69

Income (loss) from investment operations:
Net investment income (a)	0.20		0.21	0.24	0.16	0.22	0.31
Net realized and unrealized gain (loss)	0.20		2.57	(1.26)	0.83	2.42	(7.04)

Total from investment operations	0.40		2.78	(1.02)	0.99	2.64	(6.73)

Less distributions from:
Net investment income	—		(0.43)	(0.30)	(0.32)	—	(0.36)

Total distributions	—		(0.43)	(0.30)	(0.32)	—	(0.36)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	— (c)

Net asset value, end of period	$15.34		$14.94	$12.59	$13.91	$13.24	$10.60

Total Return (b)	2.68%		22.30%	-7.42%	7.65%	24.91%	-37.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$31,379		$25,610	$18,699	$28,670	$19,520	$14,829
Ratios to average net assets:
Net expenses (d)	1.24%		1.32%	1.33%	1.29%	1.27%	1.28%
Gross expenses (d)	1.24%		1.32%	1.33%	1.29%	1.27%	1.28%
Net investment income (d)	2.61%		1.49%	1.78%	1.25%	1.98%	2.16%
Portfolio turnover rate	21%		48%	39%	53%	66%	44%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus137

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$8.51		$7.18	$7.99	$7.70	$6.39	$11.78

Income (loss) from investment operations:
Net investment income (a)	0.13		0.12	0.13	0.14	0.17	0.30
Net realized and unrealized gain (loss)	(0.06)		1.43	(0.70)	0.49	1.16	(4.73)

Total from investment operations	0.07		1.55	(0.57)	0.63	1.33	(4.43)

Less distributions from:
Net investment income	—		(0.22)	(0.24)	(0.34)	(0.02)	(0.33)
Net realized gains	—		—	—	—	—	(0.63)

Total distributions	—		(0.22)	(0.24)	(0.34)	(0.02)	(0.96)

Redemption fee	—	(c)	— (c)	— (c)	—	— (c)	— (c)

Net asset value, end of period	$8.58		$8.51	$7.18	$7.99	$7.70	$6.39

Total Return (b)	0.82%		21.59%	-7.14%	8.49%	20.86%	-38.74%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,001		$7,571	$4,519	$3,614	$3,925	$3,860
Ratios to average net assets:
Net expenses (d)	1.15%		1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses (d)	2.47%		4.17%	4.66%	5.08%	3.46%	2.24%
Net investment income (d)	2.92%		1.55%	1.72%	1.80%	2.52%	3.06%
Portfolio turnover rate	19%		46%	55%	75%	67%	52%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09		12/31/08

Open Shares
Net asset value, beginning of period	$8.57	$7.20	$8.02	$7.72	$6.41		$11.81

Income (loss) from investment operations:
Net investment income (a)	0.10	0.12	0.11	0.12	0.14		0.26
Net realized and unrealized gain (loss)	(0.05)	1.42	(0.72)	0.49	1.17		(4.73)

Total from investment operations	0.05	1.54	(0.61)	0.61	1.31		(4.47)

Less distributions from:
Net investment income	—	(0.17)	(0.21)	(0.31)	—	(c)	(0.30)
Net realized gains	—	—	—	—	—		(0.63)

Total distributions	—	(0.17)	(0.21)	(0.31)	—	(c)	(0.93)

Redemption fees	—	— (c)	—	— (c)	—	(c)	— (c)

Net asset value, end of perod	$8.62	$8.57	$7.20	$8.02	$7.72		$6.41

Total Return (b)	0.58%	21.23%	-7.41%	8.29%	20.49%		-39.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,073	$2,888	$2,463	$3,056	$4,530		$5,853
Ratios to average net assets:
Net expenses (d)	1.45%	1.45%	1.45%	1.45%	1.45%		1.45%
Gross expenses (d)	3.09%	4.77%	5.12%	5.31%	3.62%		2.47%
Net investment income (d)	2.33%	1.55%	1.43%	1.56%	2.11%		2.67%
Portfolio turnover rate	19%	46%	55%	75%	67%		52%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

138Prospectus

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$11.71		$9.46	$10.63	$9.41	$7.51	$12.92

Income (loss) from investment operations:
Net investment income (a)	0.17		0.15	0.16	0.13	0.20	0.26
Net realized and unrealized gain (loss)	0.67		2.21	(1.19)	1.22	1.88	(5.43)

Total from investment operations	0.84		2.36	(1.03)	1.35	2.08	(5.17)

Less distributions from:
Net investment income	—		(0.11)	(0.14)	(0.13)	(0.18)	(0.22)
Net realized gains	—		—	—	—	—	(0.02)

Total distributions	—		(0.11)	(0.14)	(0.13)	(0.18)	(0.24)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$12.55		$11.71	$9.46	$10.63	$9.41	$7.51

Total Return (b)	7.17%		25.00%	-9.70%	14.43%	27.76%	-39.98%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,499,155		$893,610	$435,411	$356,098	$311,570	$245,604
Ratios to average net assets:
Net expenses (d)	0.82%		0.86%	0.88%	0.90%	0.91%	0.90%
Gross expenses (d)	0.82%		0.86%	0.88%	0.90%	0.91%	0.90%
Net investment income (d)	2.73%		1.45%	1.53%	1.30%	2.42%	2.48%
Portfolio turnover rate	19%		52%	53%	55%	129%	72%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$11.80		$9.53	$10.68	$9.43	$7.51	$12.90

Income (loss) from investment operations:
Net investment income (a)	0.15		0.09	0.13	0.09	0.16	0.23
Net realized and unrealized gain (loss)	0.68		2.26	(1.20)	1.24	1.90	(5.42)

Total from investment operations	0.83		2.35	(1.07)	1.33	2.06	(5.19)

Less distributions from:
Net investment income	—		(0.08)	(0.08)	(0.08)	(0.14)	(0.18)
Net realized gains	—		—	—	—	—	(0.02)

Total distributions	—		(0.08)	(0.08)	(0.08)	(0.14)	(0.20)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$12.63		$11.80	$9.53	$10.68	$9.43	$7.51

Total Return (b)	7.03%		24.74%	-10.01%	14.09%	27.38%	-40.18%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$501,241		$315,811	$63,280	$46,051	$19,446	$13,627
Ratios to average net assets:
Net expenses (d)	1.08%		1.13%	1.16%	1.20%	1.21%	1.24%
Gross expenses (d)	1.08%		1.13%	1.16%	1.20%	1.21%	1.24%
Net investment income (d)	2.41%		0.87%	1.26%	0.89%	1.98%	2.23%
Portfolio turnover rate	19%		52%	53%	55%	129%	72%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus139

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09		12/31/08

Institutional Shares
Net asset value, beginning of period	$8.12	$6.84	$8.12	$6.68	$4.80		$10.49

Income (loss) from investment operations:
Net investment income (a)	0.08	0.11	0.13	0.10	0.08		0.15
Net realized and unrealized gain (loss)	0.56	1.40	(1.27)	1.45	1.80		(5.19)

Total from investment operations	0.64	1.51	(1.14)	1.55	1.88		(5.04)

Less distributions from:
Net investment income	—	(0.23)	(0.14)	(0.11)	—		(0.14)
Net realized gains	—	—	—	—	—		(0.51)

Total distributions	—	(0.23)	(0.14)	(0.11)	—		(0.65)

Redemption fees	—	— (c)	— (c)	— (c)	—	(c)	— (c)

Net asset value, end of period	$8.76	$8.12	$6.84	$8.12	$6.68		$4.80

Total Return (b)	7.88%	22.28%	-14.11%	23.55%	39.17%		-49.84%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$42,651	$45,360	$38,879	$47,134	$40,243		$74,640
Ratios to average net assets:
Net expenses (d)	1.13%	1.13%	1.13%	1.13%	1.17%		0.98%
Gross expenses (d)	1.16%	1.18%	1.17%	1.21%	1.21%		0.98%
Net investment income (d)	1.82%	1.40%	1.65%	1.39%	1.55%		1.81%
Portfolio turnover rate	28%	48%	28%	41%	51%		61%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended
			12/31/12	12/31/11	12/31/10	12/31/09		12/31/08

Open Shares
Net asset value, beginning of period	$8.17		$6.86	$8.14	$6.70	$4.82		$10.51

Income (loss) from investment operations:
Net investment income (a)	0.06		0.08	0.10	0.08	0.07		0.13
Net realized and unrealized gain (loss)	0.57		1.41	(1.26)	1.45	1.81		(5.20)

Total from investment operations	0.63		1.49	(1.16)	1.53	1.88		(5.07)

Less distributions from:
Net investment income	—		(0.18)	(0.12)	(0.09)	—		(0.11)
Net realized gains	—		—	—	—	—		(0.51)

Total distributions	—		(0.18)	(0.12)	(0.09)	—		(0.62)

Redemption fees	—	(c)	— (c)	— (c)	— (c)	—	(c)	— (c)

Net asset value, end of period	$8.80		$8.17	$6.86	$8.14	$6.70		$4.82

Total Return (b)	7.71%		21.96%	-14.36%	23.13%	39.00%		-50.02%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$18,229		$17,669	$17,744	$24,984	$27,920		$30,052
Ratios to average net assets:
Net expenses (d)	1.43%		1.43%	1.43%	1.43%	1.43%		1.31%
Gross expenses (d)	1.45%		1.48%	1.46%	1.49%	1.48%		1.31%
Net investment income (d)	1.47%		1.08%	1.34%	1.09%	1.28%		1.56%
Portfolio turnover rate	28%		48%	28%	41%	51%		61%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

140Prospectus

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$19.54	$16.80	$21.78	$18.01	$10.88	$23.88

Income (loss) from investment operations:
Net investment income (a)	0.25	0.35	0.49	0.38	0.35	0.61
Net realized and unrealized gain (loss)	(1.90)	3.39	(4.36)	3.71	7.24	(11.78)

Total from investment operations	(1.65)	3.74	(3.87)	4.09	7.59	(11.17)

Less distributions from:
Net investment income	—	(0.36)	(0.63)	(0.32)	(0.46)	(0.49)
Net realized gains	—	(0.64)	(0.48)	—	—	(1.34)

Total distributions	—	(1.00)	(1.11)	(0.32)	(0.46)	(1.83)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$17.89	$19.54	$16.80	$21.78	$18.01	$10.88

Total Return (b)	-8.44%	22.36%	-17.75%	22.81%	69.82%	-47.88%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$12,332,816	$13,315,172	$10,902,557	$14,561,085	$8,497,341	$3,295,983
Ratios to average net assets:
Net expenses (d)	1.10%	1.10%	1.12%	1.14%	1.15%	1.17%
Gross expenses (d)	1.10%	1.10%	1.12%	1.14%	1.15%	1.17%
Net investment income (d)	2.58%	1.85%	2.44%	1.96%	2.40%	3.16%
Portfolio turnover rate	7%	23%	23%	23%	49%	43%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$20.03	$17.20	$22.19	$18.28	$11.05	$24.17

Income (loss) from investment operations:
Net investment income (a)	0.22	0.30	0.49	0.34	0.29	0.52
Net realized and unrealized gain (loss)	(1.94)	3.47	(4.50)	3.76	7.35	(11.87)

Total from investment operations	(1.72)	3.77	(4.01)	4.10	7.64	(11.35)

Less distributions from:
Net investment income	—	(0.30)	(0.50)	(0.19)	(0.41)	(0.43)
Net realized gains	—	(0.64)	(0.48)	—	—	(1.34)

Total distributions	—	(0.94)	(0.98)	(0.19)	(0.41)	(1.77)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$18.31	$20.03	$17.20	$22.19	$18.28	$11.05

Total Return (b)	-8.59%	22.03%	-18.02%	22.43%	69.14%	-48.09%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,282,161	$2,625,843	$2,731,646	$4,187,207	$3,478,654	$1,135,042
Ratios to average net assets:
Net expenses (d)	1.38%	1.40%	1.42%	1.49%	1.55%	1.53% (e)
Gross expenses (d)	1.38%	1.40%	1.42%	1.49%	1.55%	1.54%
Net investment income (d)	2.27%	1.58%	2.18%	1.73%	1.94%	2.72%
Portfolio turnover rate	7%	23%	23%	23%	49%	43%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

(e)	The Portfolio’s excess cash in demand deposit accounts may receive credits that are available to offset custody expenses. As a result of these credits, the net expenses weree reduced by 0.01%.

Prospectus141

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended				For the Period 9/30/08* to 12/31/08
		12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$12.40	$10.68	$15.12	$13.18	$6.54	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.09	0.06	0.02	0.01	0.01
Net realized and unrealized gain (loss)	(1.75)	1.74	(4.00)	3.63	7.09	(3.46)

Total from investment operations	(1.63)	1.83	(3.94)	3.65	7.10	(3.45)

Less distributions from:
Net investment income	—	(0.11)	—	(0.09)	(0.04)	(0.01)
Net realized gains	—	—	(0.50)	(1.62)	(0.42)	—

Total distributions	—	(0.11)	(0.50)	(1.71)	(0.46)	(0.01)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	—

Net asset value, end of period	$10.77	$12.40	$10.68	$15.12	$13.18	$6.54

Total Return (b)	-13.15%	17.16%	-26.15%	28.62%	108.53%	-34.54%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$513,183	$339,771	$160,441	$72,798	$20,002	$6,539
Ratios to average net assets:
Net expenses (d)	1.13%	1.21%	1.30%	1.30%	1.30%	1.30%
Gross expenses (d)	1.13%	1.21%	1.30%	1.67%	2.81%	11.98%
Net investment income (d)	1.98%	0.74%	0.45%	0.15%	0.07%	0.34%
Portfolio turnover rate	26%	61%	68%	112%	96%	72%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended				For the Period 9/30/08* to 12/31/08
		12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$12.40	$10.68	$15.16	$13.19	$6.55	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.09	0.05	0.01	(0.05)	(0.08)	— (c)
Net realized and unrealized gain (loss)	(1.74)	1.74	(3.99)	3.65	7.13	(3.45)

Total from investment operations	(1.65)	1.79	(3.98)	3.60	7.05	(3.45)

Less distributions from:
Net investment income	—	(0.07)	—	(0.01)	— (c)	—
Net realized gains	—	—	(0.50)	(1.62)	(0.42)	—

Total distributions	—	(0.07)	(0.50)	(1.63)	(0.42)	—

Redemption fees	— (c)	— (c)	— (c)	— (c)	0.01	—

Net asset value, end of period	$10.75	$12.40	$10.68	$15.16	$13.19	$6.55

Total Return (b)	-13.31%	16.79%	-26.34%	28.13%	108.17%	-34.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$80,629	$93,352	$63,415	$101,584	$42,975	$357
Ratios to average net assets:
Net expenses (d)	1.44%	1.53%	1.60%	1.60%	1.60%	1.60%
Gross expenses (d)	1.44%	1.53%	1.62%	1.85%	2.54%	28.95%
Net investment income (loss) (d)	1.50%	0.43%	0.10%	-0.33%	-0.63%	-0.09%
Portfolio turnover rate	26%	61%	68%	112%	96%	72%

†	Unaudited.

*	Portfolio commenced operations on September 30, 2008.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

142Prospectus

LAZARD EMERGING MARKETS EQUITY BLEND PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended		For the Period 5/28/10* to 12/31/10
		12/31/12	12/31/11

Institutional Shares
Net asset value, beginning of period	$11.45	$9.77	$12.45	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	$0.12	0.11	0.15	(0.01)
Net realized and unrealized gain (loss)	(1.01)	1.68	(2.70)	2.48

Total from investment operations	(0.89)	1.79	(2.55)	2.47

Less distributions from:
Net investment income	—	(0.11)	(0.08)	—
Net realized gains	—	—	(0.05)	(0.02)

Total distributions	—	(0.11)	(0.13)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.56	$11.45	$9.77	$12.45

Total Return (b)	-7.77%	18.19%	-20.43%	24.66%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$402,944	$201,512	$85,091	$54,826
Ratios to average net assets:
Net expenses (d)	1.19%	1.34%	1.35%	1.35%
Gross expenses (d)	1.19%	1.34%	1.54%	6.24%
Net investment income (loss) (d)	2.21%	1.01%	1.34%	-0.16%
Portfolio turnover rate	28%	57%	62%	62%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended		For the Period 5/28/10* to 12/31/10
		12/31/12	12/31/11

Open Shares
Net asset value, beginning of period	$11.44	$9.76	$12.43	$10.00

Income (loss) from investment operations:
Net investment income (loss) (a)	0.10	0.09	0.11	(0.05)
Net realized and unrealized gain (loss)	(1.01)	1.66	(2.68)	2.50

Total from investment operations	(0.91)	1.75	(2.57)	2.45

Less distributions from:
Net investment income	—	(0.07)	(0.05)	—
Net realized gains	—	—	(0.05)	(0.02)

Total distributions	—	(0.07)	(0.10)	(0.02)

Redemption fees	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$10.53	$11.44	$9.76	$12.43

Total Return (b)	-8.04%	17.97%	-20.74%	24.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,929	$37,648	$22,571	$9,121
Ratios to average net assets:
Net expenses (d)	1.59%	1.64%	1.65%	1.65%
Gross expenses (d)	1.59%	1.77%	1.92%	6.06%
Net investment income (loss) (d)	1.84%	0.78%	0.94%	-0.70%
Portfolio turnover rate	28%	57%	62%	62%

†	Unaudited.

*	Portfolio commenced operations on May 28, 2010.

(a)	Net investment income (loss) has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus143

LAZARD EMERGING MARKETS MULTI-STRATEGY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 3/31/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$9.70	$8.57	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.08	0.09	0.09
Net realized and unrealized gain (loss)	(0.75)	1.11	(1.47)

Total from investment operations	(0.67)	1.20	(1.38)

Less distributions from:
Net investment income	—	(0.07)	(0.05)

Total distributions	—	(0.07)	(0.05)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$9.03	$9.70	$8.57

Total Return (b)	-6.91%	14.02%	-13.79%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$181,993	$125,019	$56,527
Ratios to average net assets:
Net expenses (d)	1.28%	1.30%	1.30%
Gross expenses (d)	1.28%	1.57%	2.23%
Net investment income (d)	1.76%	1.00%	1.34%
Portfolio turnover rate	47%	160%	98%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 3/31/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$9.71	$8.59	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.07	0.08	0.07
Net realized and unrealized gain (loss)	(0.76)	1.08	(1.46)

Total from investment operations	(0.69)	1.16	(1.39)

Less distributions from:
Net investment income	—	(0.04)	(0.02)

Total distributions	—	(0.04)	(0.02)

Redemption fees	—	—	— (c)

Net asset value, end of period	$9.02	$9.71	$8.59

Total Return (b)	-7.00%	13.28%	-13.67%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,162	$858	$262
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.60%
Gross expenses (d)	2.78%	3.82%	16.96%
Net investment income (d)	1.47%	0.82%	1.00%
Portfolio turnover rate	47%	160%	98%

†	Unaudited.

*	Portfolio commenced operations on March 31, 2011.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

144Prospectus

LAZARD EMERGING MARKETS DEBT PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.85	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.25	0.48	0.34
Net realized and unrealized gain (loss)	(1.08)	1.33	(0.17)

Total from investment operations	(0.83)	1.81	0.17

Less distributions from:
Net investment income	(0.25)	(0.48)	(0.40)
Net realized gains	—	(0.24)	(0.01)

Total distributions	(0.25)	(0.72)	(0.41)

Redemption fees	— (c)	— (c)	—

Net asset value, end of period	$9.77	$10.85	$9.76

Total Return (b)	-7.78%	18.95%	1.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$334,578	$286,163	$106,813
Ratios to average net assets:
Net expenses (d)	0.95%	1.00%	1.04%
Gross expenses (d)	0.95%	1.03%	1.67%
Net investment income (d)	4.75%	4.60%	4.14%
Portfolio turnover rate	51%	220%	108%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.88	$9.77	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.22	0.45	0.33
Net realized and unrealized gain (loss)	(1.06)	1.35	(0.20)

Total from investment operations	(0.84)	1.80	0.13

Less distributions from:
Net investment income	(0.24)	(0.45)	(0.35)
Net realized gains	—	(0.24)	(0.01)

Total distributions	(0.24)	(0.69)	(0.36)

Redemption fees	— (c)	— (c)	—

Net asset value, end of period	$9.80	$10.88	$9.77

Total Return (b)	-7.91%	18.68%	1.34%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,113	$1,138	$128
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.39%
Gross expenses (d)	1.35%	2.97%	16.28%
Net investment income (d)	4.26%	4.26%	3.84%
Portfolio turnover rate	51%	220%	108%

†	Unaudited.

*	Portfolio commenced operations on February 28, 2011.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus145

LAZARD EXPLORER TOTAL RETURN PORTFOLIO

Selected data for a share of capital stock outstanding throughout the period	For the Period 6/28/13* to 6/30/13†
Institutional Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations (a):
Net investment income	0.00
Net realized and unrealized gain (loss)	0.00
Total from investment operations	0.00
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Redemption fees	—
Net asset value, end of period	$10.00
Total Return	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,900
Ratios to average net assets:
Net expenses	0.00%
Gross expenses	0.00%
Net investment income	0.00%
Portfolio turnover rate	0%

Selected data for a share of capital stock outstanding throughout the period	For the Period 6/28/13* to 6/30/13†
Open Shares
Net asset value, beginning of period	$10.00
Income (loss) from investment operations (a):
Net investment income	0.00
Net realized and unrealized gain	0.00
Total from investment operations	0.00
Less distributions from:
Net investment income	—
Net realized gains	—
Total distributions	—
Redemption fees	—
Net asset value, end of period	$10.00
Total Return	0.00%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$100
Ratios to average net assets:
Net expenses	0.00%
Gross expenses	0.00%
Net investment income	0.00%
Portfolio turnover rate	0%

†	Unaudited.

*	Portfolio commenced operations on June 28, 2013.

(a)	As the Portfolio commenced operations on June 28, 2013, it did not earn any income, nor incur any expenses, during the period presented.

146    Prospectus

LAZARD US REALTY INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11
Institutional Shares
Net asset value, beginning of period	$8.57	$7.46	$9.73
Income from investment operations:
Net investment income (a)	0.23	0.49	0.16
Net realized and unrealized gain	0.47	1.23	0.55
Total from investment operations	0.70	1.72	0.71
Less distributions from:
Net investment income	(0.22)	(0.37)	(0.24)
Net realized gains	—	(0.24)	(2.74)
Total distributions	(0.22)	(0.61)	(2.98)
Redemption fees	— (c)	— (c)	—
Net asset value, end of period	$9.05	$8.57	$7.46
Total Return (b)	8.25%	23.32%	9.71%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$59,624	$52,024	$19,849
Ratios to average net assets:
Net expenses (d)	0.92%	1.15%	1.15%
Gross expenses (d)	0.92%	1.16%	2.31%
Net investment income (d)	5.02%	5.94%	8.26%
Portfolio turnover rate	53%	42%	89%

	Six Months		For the Period	Year Ended		For the Period
Selected data for a share of capital stock outstanding throughout each period	Ended 6/30/13†	Year Ended 12/31/12	6/1/11 to 12/31/11	5/31/11	5/31/10	7/30/08** to 5/31/09
Open Shares
Net asset value, beginning of period	$8.56	$7.45	$11.34	$10.78	$6.79	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.22	0.51	0.44	0.32	0.48	0.41
Net realized and unrealized gain (loss)	0.47	1.19	(1.21)	2.05	4.10	(3.26)
Total from investment operations	0.69	1.70	(0.77)	2.37	4.58	(2.85)
Less distributions from:
Net investment income	(0.21)	(0.35)	(0.38)	(0.64)	(0.59)	(0.36)
Net realized gains	—	(0.24)	(2.74)	(1.17)	—	—
Total distributions	(0.21)	(0.59)	(3.12)	(1.81)	(0.59)	(0.36)
Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of period	$9.04	$8.56	$7.45	$11.34	$10.78	$6.79
Total Return (b)	8.13%	23.00%	-4.82%	23.27%	69.50%	-27.15%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111,366	$55,393	$6,007	$15,830	$9,864	$3,817
Ratios to average net assets:
Net expenses (d)	1.18%	1.45%	1.47%	1.48%	1.48%	1.48%
Gross expenses (d)	1.18%	1.47%	3.05%	2.42%	4.20%	19.67%
Net investment income (d)	4.81%	6.18%	7.49%	2.81%	5.14%	8.19%
Portfolio turnover rate	53%	42%	89%	77%	116%	71%

†	Unaudited.

*	The inception date for Institutional Shares was September 26, 2011.

**	Portfolio commenced operations on July 30, 2008.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus    147

LAZARD US REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†		Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11
Institutional Shares
Net asset value, beginning of period	$17.40		$14.89	$15.76
Income from investment operations:
Net investment income (a)	0.19		0.31	0.10
Net realized and unrealized gain	0.67		2.79	2.91
Total from investment operations	0.86		3.10	3.01
Less distributions from:
Net investment income	—		(0.17)	(0.12)
Net realized gains	—		(0.42)	(3.76)
Total distributions	—		(0.59)	(3.88)
Redemption fees	—		— (c)	—
Net asset value, end of period	$18.26		$17.40	$14.89
Total Return (b)	5.00%		20.83%	20.84%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,185		$2,794	$1,525
Ratios to average net assets:
Net expenses (d)	1.20%		1.20%	1.20%
Gross expenses (d)	1.21%		2.34%	13.07%
Net investment income (d)	2.08%		1.86%	2.32%
Portfolio turnover rate	35%		52%	63%

	Six Months			For the Period	Year Ended		For the Period
Selected data for a share of capital stock outstanding throughout each period	Ended 6/30/13†		Year Ended 12/31/12	6/1/11 to 12/31/11	5/31/11	5/31/10	12/31/08** to 5/31/09
Open Shares
Net asset value, beginning of period	$17.45		$14.92	$19.49	$16.66	$10.76	$10.00
Income (loss) from investment operations:
Net investment income (loss) (a)	0.16		0.30	0.14	(0.07)	0.05	0.14
Net realized and unrealized gain (loss)	0.69		2.76	(0.90)	5.17	7.26	0.62
Total from investment operations	0.85		3.06	(0.76)	5.10	7.31	0.76
Less distributions from:
Net investment income	—		(0.12)	(0.06)	(0.04)	(0.17)	—
Net realized gains	—		(0.42)	(3.76)	(2.23)	(1.24)	—
Total distributions	—		(0.54)	(3.82)	(2.27)	(1.41)	—
Redemption fees	—	(c)	0.01	0.01	— (c)	—	—
Net asset value, end of period	18.30		$17.45	$14.92	$19.49	$16.66	$10.76
Total Return (b)	4.87%		20.58%	-2.44%	33.01%	70.16%	7.60%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87,537		$65,387	$1,138	$4,852	$2,463	$110
Ratios to average net assets:
Net expenses (d)	1.37%		1.50%	1.80%	1.93%	2.00%	2.00%
Gross expenses (d)	1.37%		1.78%	7.48%	5.66%	17.23%	214.80%
Net investment income (loss) (d)	1.72%		1.74%	1.36%	-0.41%	0.32%	3.52%
Portfolio turnover rate	35%		52%	63%	91%	138%	37%

†	Unaudited.

*	The inception date for Institutional Shares was September 26, 2011.

**	Portfolio commenced operations on December 31, 2008.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

148    Prospectus

LAZARD GLOBAL REALTY EQUITY PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 9/26/11* to 12/31/11
Institutional Shares
Net asset value, beginning of period	$16.98	$12.18	$13.08
Income (loss) from investment operations:
Net investment income (a)	0.19	0.22	0.03
Net realized and unrealized gain (loss)	(0.66)	5.27	0.05
Total from investment operations	(0.47)	5.49	0.08
Less distributions from:
Net investment income	—	(0.57)	(0.75)
Net realized gains	—	(0.12)	(0.23)
Total distributions	—	(0.69)	(0.98)
Redemption fees	—	— (c)	—
Net asset value, end of period	$16.51	$16.98	$12.18
Total Return (b)	-2.77%	45.14%	0.09%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,739	$2,797	$1,914
Ratios to average net assets:
Net expenses (d)	1.30%	1.30%	1.30%
Gross expenses (d)	4.79%	5.84%	17.38%
Net investment income (d)	2.24%	1.50%	0.83%
Portfolio turnover rate	28%	42%	41%

	Six Months		For the Period	Year Ended		For the Period
Selected data for a share of capital stock outstanding throughout each period	Ended 6/30/13†	Year Ended 12/31/12	6/1/11 to 12/31/11	5/31/11	5/31/10	12/31/08** to 5/31/09
Open Shares
Net asset value, beginning of period	$16.97	$12.17	$16.98	$14.54	$15.39	$10.00
Income (loss) from investment operations:
Net investment income (a)	0.17	0.19	0.06	0.16	0.28	0.10
Net realized and unrealized gain (loss)	(0.67)	5.25	(3.89)	3.99	1.40	5.29
Total from investment operations	(0.50)	5.44	(3.83)	4.15	1.68	5.39
Less distributions from:
Net investment income	—	(0.52)	(0.75)	(0.55)	(1.51)	—
Net realized gains	—	(0.12)	(0.23)	(1.16)	(1.05)	—
Total distributions	—	(0.64)	(0.98)	(1.71)	(2.56)	—
Redemption fees	— (c)	— (c)	—	— (c)	0.03	—
Net asset value, end of period	$16.47	$16.97	$12.17	$16.98	$14.54	$15.39
Total Return (b)	-2.89%	44.81%	-22.98%	29.13%	9.65%	53.90%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,347	$2,209	$667	$1,716	$1,427	$424
Ratios to average net assets:
Net expenses (d)	1.60%	1.60%	1.84%	1.96%	2.00%	2.00%
Gross expenses (d)	5.10%	6.13%	16.46%	14.35%	25.27%	116.23%
Net investment income (d)	1.94%	1.25%	0.66%	0.98%	1.71%	1.90%
Portfolio turnover rate	28%	42%	41%	54%	81%	5%

†	Unaudited.

*	The inception date for Institutional Shares was September 26, 2011.

**	Portfolio commenced operations on December 31, 2008.

(a)	Net investment income has been computed using the average shares method.

(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus    149

LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Institutional Shares
Net asset value, beginning of period	$10.31	$10.23	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.06	0.14	0.17
Net realized and unrealized gain (loss)	(0.26)	0.12	0.27

Total from investment operations	(0.20)	0.26	0.44

Less distributions from:
Net investment income	(0.06)	(0.14)	(0.17)
Net realized gains	—	(0.04)	(0.04)

Total distributions	(0.06)	(0.18)	(0.21)

Redemption fees	— (c)	— (c)	— (c)

Net asset value, end of period	$10.05	$10.31	$10.23

Total Return (b)	-1.95%	2.54%	4.46%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,300	$19,726	$11,594
Ratios to average net assets:
Net expenses (d)	0.40%	0.40%	0.40%
Gross expenses (d)	1.45%	1.41%	3.09%
Net investment income (d)	1.17%	1.34%	1.97%
Portfolio turnover rate	33%	77%	60%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended 12/31/12	For the Period 2/28/11* to 12/31/11

Open Shares
Net asset value, beginning of period	$10.31	$10.23	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.04	0.14	0.14
Net realized and unrealized gain (loss)	(0.26)	0.09	0.28

Total from investment operations	(0.22)	0.23	0.42

Less distributions from:
Net investment income	(0.04)	(0.11)	(0.15)
Net realized gains	—	(0.04)	(0.04)

Total distributions	(0.04)	(0.15)	(0.19)

Net asset value, end of period	$10.05	$10.31	$10.23

Total Return (b)	-2.11%	2.24%	4.20%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5	$4	$103
Ratios to average net assets:
Net expenses (d)	0.70%	0.70%	0.70%
Gross expenses (d)	297.82%	38.11%	18.49%
Net investment income (d)	0.85%	1.32%	1.69%
Portfolio turnover rate	33%	77%	60%

†	Unaudited.

*	Portfolio commenced operations on February 28, 2011.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

150Prospectus

LAZARD US CORPORATE INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Institutional Shares
Net asset value, beginning of period	$5.01	$4.78	$4.88	$4.70	$3.78	$5.15

Income (loss) from investment operations:
Net investment income (a)	0.15	0.33	0.35	0.35	0.34	0.38
Net realized and unrealized gain (loss)	(0.10)	0.23	(0.10)	0.18	0.92	(1.37)

Total from investment operations	0.05	0.56	0.25	0.53	1.26	(0.99)

Less distributions from:
Net investment income	(0.15)	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)

Total distributions	(0.15)	(0.33)	(0.35)	(0.35)	(0.34)	(0.38)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$4.91	$5.01	$4.78	$4.88	$4.70	$3.78

Total Return (b)	1.02%	12.02%	5.17%	11.78%	34.66%	-20.24%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$169,579	$182,749	$151,278	$112,427	$87,568	$34,262
Ratios to average net assets:
Net expenses (d)	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses (d)	0.70%	0.71%	0.73%	0.80%	0.89%	1.00%
Net investment income (d)	6.10%	6.67%	7.13%	7.38%	7.96%	8.10%
Portfolio turnover rate	13%	26%	27%	25%	17%	33%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended
		12/31/12	12/31/11	12/31/10	12/31/09	12/31/08

Open Shares
Net asset value, beginning of period	$5.04	$4.80	$4.90	$4.73	$3.79	$5.17

Income (loss) from investment operations:
Net investment income (a)	0.15	0.32	0.33	0.34	0.33	0.37
Net realized and unrealized gain (loss)	(0.10)	0.24	(0.10)	0.17	0.94	(1.38)

Total from investment operations	0.05	0.56	0.23	0.51	1.27	(1.01)

Less distributions from:
Net investment income	(0.15)	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)

Total distributions	(0.15)	(0.32)	(0.33)	(0.34)	(0.33)	(0.37)

Redemption fees	—	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$4.94	$5.04	$4.80	$4.90	$4.73	$3.79

Total Return (b)	0.88%	11.89%	4.89%	11.19%	34.40%	-20.35%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,487	$4,249	$11,602	$26,266	$6,126	$5,220
Ratios to average net assets:
Net expenses (d)	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Gross expenses (d)	1.31%	1.24%	1.08%	1.13%	1.21%	1.74%
Net investment income (d)	5.78%	6.37%	6.72%	7.05%	7.74%	7.89%
Portfolio turnover rate	13%	26%	27%	25%	17%	33%

†	Unaudited.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus151

LAZARD GLOBAL FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	For the Period 3/30/12* to 12/31/12

Institutional Shares
Net asset value, beginning of period	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.12	0.17
Net realized and unrealized gain (loss)	(0.74)	0.16

Total from investment operations	(0.62)	0.33

Less distributions from:
Net investment income	(0.12)	(0.07)
Return of capital	—	(0.10)

Total distributions	(0.12)	(0.17)

Redemption fees	— (c)	—

Net asset value, end of period	$9.42	$10.16

Total Return (b)	-6.16%	3.30%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,801	$4,814
Ratios to average net assets:
Net expenses (d)	0.80%	0.80%
Gross expenses (d)	5.92%	8.81%
Net investment income (d)	2.39%	2.24%
Portfolio turnover rate	40%	47%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	For the Period 3/30/12* to 12/31/12

Open Shares
Net asset value, beginning of period	$10.16	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.10	0.15
Net realized and unrealized gain (loss)	(0.74)	0.16

Total from investment operations	(0.64)	0.31

Less distributions from:
Net investment income	(0.10)	(0.06)
Return of capital	—	(0.09)

Total distributions	(0.10)	(0.15)

Net asset value, end of period	$9.42	$10.16

Total Return (b)	-6.30%	3.08%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52	$55
Ratios to average net assets:
Net expenses (d)	1.10%	1.10%
Gross expenses (d)	29.31%	26.46%
Net investment income (d)	2.13%	2.02%
Portfolio turnover rate	40%	47%

†	Unaudited.

*	Portfolio commenced operations on March 30, 2012.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager, State Street or the Transfer Agent; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

152Prospectus

LAZARD CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended				For the Period 3/26/08* to 12/31/08
		12/31/12	12/31/11	12/31/10	12/31/09

Institutional Shares
Net asset value, beginning of period	$10.03	$9.26	$9.96	$8.80	$7.36	$10.00

Income (loss) from investment operations:
Net investment income (a)	0.04	0.11	0.12	0.12	0.14	0.21
Net realized and unrealized gain (loss)	(0.08)	0.74	(0.45)	1.16	1.42	(2.59)

Total from investment operations	(0.04)	0.85	(0.33)	1.28	1.56	(2.38)

Less distributions from:
Net investment income	—	(0.08)	(0.13)	(0.12)	(0.12)	(0.26)
Net realized gains	—	—	(0.24)	—	—	—

Total distributions	—	(0.08)	(0.37)	(0.12)	(0.12)	(0.26)

Redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.99	$10.03	$9.26	$9.96	$8.80	$7.36

Total Return (b)	-0.40%	9.16%	-3.28%	14.58%	21.21%	-23.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$203,540	$224,982	$258,832	$239,403	$195,939	$110,757
Ratios to average net assets:
Net expenses (d)	1.02%	1.02%	1.02%	1.02%	1.02%	1.02%
Gross expenses (d)	1.12%	1.12%	1.13%	1.13%	1.16%	1.27%
Net investment income (d)	0.80%	1.13%	1.25%	1.36%	1.72%	3.01%
Portfolio turnover rate	108%	139%	155%	117%	113%	94%

Selected data for a share of capital stock outstanding throughout each period	Six Months Ended 6/30/13†	Year Ended				For the Period 3/31/08* to 12/31/08
		12/31/12	12/31/11	12/31/10	12/31/09

Open Shares
Net asset value, beginning of period	$10.03	$9.26	$9.97	$8.80	$7.37	$9.95

Income (loss) from investment operations:
Net investment income (a)	0.03	0.07	0.08	0.06	0.12	0.30
Net realized and unrealized gain (loss)	(0.09)	0.75	(0.45)	1.20	1.41	(2.64)

Total from investment operations	(0.06)	0.82	(0.37)	1.26	1.53	(2.34)

Less distributions from:
Net investment income	—	(0.05)	(0.10)	(0.09)	(0.10)	(0.24)
Net realized gains	—	—	(0.24)	—	—	—

Total distributions	—	(0.05)	(0.34)	(0.09)	(0.10)	(0.24)

Redemption fees	—	—	— (c)	— (c)	— (c)	— (c)

Net asset value, end of period	$9.97	$10.03	$9.26	$9.97	$8.80	$7.37

Total Return (b)	-0.60%	8.84%	-3.72%	14.35%	20.71%	-23.44%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,939	$3,099	$6,111	$7,163	$16,856	$9,319
Ratios to average net assets:
Net expenses (d)	1.32%	1.32%	1.32%	1.32%	1.32%	1.32%
Gross expenses (d)	1.78%	1.67%	1.57%	1.52%	1.44%	1.93%
Net investment income (d)	0.54%	0.69%	0.77%	0.66%	1.44%	4.68%
Portfolio turnover rate	108%	139%	155%	117%	113%	94%

†	Unaudited.

*	Institutional Shares and Open Shares commenced operations on March 26, 2008 and March 31, 2008, respectively.

(a)	Net investment income has been computed using the average shares method.

(b)

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Investment Manager; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. A period of less than one year is not annualized.

(c)	Amount is less than $0.01 per share.

(d)	Annualized for a period of less than one year.

Prospectus153

 Lazard Funds Other Performance of the Investment Manager

▲

Lazard US Equity Concentrated Portfolio
Lazard US Strategic Equity Portfolio
Lazard US Small-Mid Cap Equity Portfolio
Lazard Global Listed Infrastructure Portfolio
Lazard International Strategic Equity Portfolio
Lazard Emerging Markets Core Equity Portfolio
Lazard Explorer Total Return Portfolio
Lazard US Short Duration Fixed Income Portfolio
Lazard Global Fixed Income Portfolio
Lazard Capital Allocator Opportunistic Strategies Portfolio

This is not the Portfolios’ Performance

The Portfolios’ investment objectives, policies and strategies are substantially similar to those used by the Investment Manager in advising certain discretionary accounts (the “Other Accounts”). Each chart below shows the historical investment performance for a composite (each, a “Composite”) of Other Accounts that correspond to each Portfolio, compared to an appropriate securities market index (each of which is unmanaged, has no fees or costs and is not available for investment).

Each Composite consists of portfolios separate and distinct from its corresponding Portfolio. Therefore, the performance information of each Composite should not be considered a substitute for the corresponding Portfolio’s own performance information, nor indicative of the future performance of the Portfolio.

Certain Other Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed on registered investment companies, such as the Portfolios, by the federal securities and tax laws which, if applicable, may have adversely affected the performance of the Composites.

The performance results of the Composites are presented net of management fees (with respect to the one Other Account corresponding to Lazard Emerging Markets Core Equity Portfolio that does not pay a management fee, a hypothetical management fee has been deducted equal to the highest rate that would have been charged by the Investment Manager to a comparable fee-paying account). However, the Portfolios bear fees and operational expenses not typically borne by managed accounts such as the Other Accounts (including distribution and servicing fees of Open Shares). Each Composite’s performance would have been lower than that shown below if the Other Accounts had been subject to the fees and expenses of the corresponding Portfolio.

Additionally, although it is anticipated that each Portfolio and its corresponding Other Accounts will hold similar securities, the investment results of a Portfolio and its corresponding Composite are expected to differ. In particular, differences in asset size and cash flows may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings. However, such differences do not alter the conclusion that each Portfolio and its corresponding Other Accounts have substantially similar investment objectives, policies and strategies.

The returns of each Composite are dollar-weighted based upon beginning period market values. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

US EQUITY CONCENTRATED COMPOSITE

Annual Total Returns for the Year Ended December 31,	2004	2005	2006	2007	2008	2009	2010	2011	2012

US Equity Concentrated Composite	7.1%	4.7%	4.7%	2.8%	2.7%	20.7%	9.8%	3.4%	18.7%

S&P 500 Index*	3.6%	2.6%	2.3%	-0.3%	-1.6%	14.1%	8.4%	2.1%	16.0%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Since Inception

US Equity Concentrated Composite	8/1/03	18.7%	12.7%	5.7%	9.5%

S&P 500 Index*	N/A	16.0%	10.9%	1.7%	6.1%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

154Prospectus

US STRATEGIC EQUITY COMPOSITE

Annual Total Returns for the Year Ended December 31,	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

US Strategic Equity Composite	29.4%	19.9%	6.3%	18.1%	1.2%	-34.5%	29.2%	13.8%	1.9%	16.1%

S&P 500 Index*	28.7%	10.9%	4.9%	15.8%	5.5%	-37.0%	26.5%	15.1%	2.1%	16.0%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Strategic Equity Composite	3/1/98	16.1%	10.5%	2.7%	8.4%

S&P 500 Index*	N/A	16.0%	10.9%	1.7%	7.1%

*

The S&P 500 Index is a market capitalization-weighted index of 500 common stocks, designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries.

US SMALL-MID CAP EQUITY COMPOSITE

Annual Total Returns for the Year Ended December 31,	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

US Small-Mid Cap Equity Composite	33.2%	19.8%	9.0%	20.8%	0.2%	-36.2%	55.5%	23.8%	-9.0%	15.0%

Russell 2500 Index*	45.5%	18.3%	8.1%	16.2%	1.4%	-36.8%	34.4%	26.7%	-2.5%	17.9%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Ten Years

US Small-Mid Cap Equity Composite	5/1/00	15.0%	9.0%	5.1%	10.5%

Russell 2500 Index*	N/A	17.9%	13.3%	4.3%	10.5%

*	The Russell 2500 Index is comprised of the 2,500 smallest US companies included in the Russell 3000 Index (which consists of the 3,000 largest US companies by capitalization).

GLOBAL LISTED INFRASTRUCTURE COMPOSITE

Annual Total Returns for the Year Ended December 31,	2007	2008	2009	2010	2011	2012

Global Listed Infrastructure Composite	4.9%	-31.5%	21.4%	9.8%	-1.7%	17.8%

UBS Global 50/50 Infrastructure & Utilities Index (Hedged)*	13.7%	-34.7%	13.4%	4.1%	-0.7%	12.4%

MSCI World Index**	4.7%	-38.7%	25.7%	10.0%	-5.5%	15.7%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Since Inception

Global Listed Infrastructure Composite	9/1/06	17.8%	8.3%	1.1%	3.7%

UBS Global 50/50 Infrastructure & Utilities Index (Hedged)*	N/A	12.4%	5.1%	-3.0%	1.3%

MSCI World Index**	N/A	15.7%	6.4%	-1.5%	0.9%

*

The UBS Global 50/50 Infrastructure & Utilities Index (Hedged) tracks a 50% exposure to the global developed-market utilities sector and a 50% exposure to the global developed-market infrastructure sector.

**

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe and the Asia/Pacific region.

Prospectus155

INTERNATIONAL STRATEGIC EQUITY COMPOSITE

Annual Total Returns for the Year Ended December 31,	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

International Strategic Equity Composite	35.7%	25.8%	18.6%	26.1%	12.4%	-40.5%	28.9%	14.4%	-9.8%	25.2%

MSCI EAFE Index*	38.6%	20.2%	13.5%	26.3%	11.2%	-43.4%	31.8%	7.8%	-12.1%	17.3%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Ten Years

International Strategic Equity Composite	10/1/01	25.2	8.9%	-0.2%	11.0%

MSCI EAFE Index*	N/A	17.3%	3.6%	-3.7%	8.2%

*	The MSCI EAFE Index is a broadly diversified international index comprised of equity securities of approximately 1,000 companies located in developed countries outside the United States.

EMERGING MARKETS CORE EQUITY COMPOSITE

Annual Total Returns for the Year Ended December 31,	2009	2010	2011	2012

Emerging Markets Core Equity Composite	74.39%	20.92%	-17.94%	22.13%

MSCI Emerging Markets Index*	78.50%	18.88%	-18.42%	18.22%

Average Annual Total Returns (for the periods ended June 30, 2013)	Inception Date	One Year	Three Years	Since Inception

Emerging Markets Core Equity Composite	1/1/09	9.06%	6.60%	16.62%

MSCI Emerging Markets Index*	N/A	2.87%	3.38%	14.66%

*	MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

156Prospectus

EXPLORER TOTAL RETURN COMPOSITE

Annual Total Returns for the Year Ended December 31,	2011	2012

Explorer Total Return Composite	0.67%	11.09%

JPMorgan Emerging Market Bond Index Global Diversified Index*	7.35%	17.44%

JPMorgan Government Bond Index—Emerging Markets Global Diversified Index**	-1.75%	16.76%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index***	2.79%	17.21%

Average Annual Total Returns (for the periods ended June 30, 2013)	Inception Date	One Year	Since Inception

Emerging Markets Debt Total Return Composite	12/1/10	1.51%	3.57%

JPMorgan Emerging Market Bond Index Global Diversified Index*	N/A	1.11%	5.82%

JPMorgan Government Bond Index—Emerging Markets Global Diversified Index**	N/A	1.32%	3.70%

50% JPMorgan Emerging Market Bond Index Global Diversified Index/ 50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index***	N/A	1.24%	4.85%

*

The JPMorgan Emerging Market Bond Index Global Diversified Index is a uniquely-weighted version of the Emerging Market Bond Index Global Index, which tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities.

**

The JPMorgan Government Bond Index—Emerging Markets Global Diversified Index is a comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

***

The 50% JPMorgan Emerging Market Bond Index Global Diversified Index/50% JPMorgan Government Bond Index—Emerging Markets Global Diversified Index is an index created by the Investment Manager, and is a 50/50 blend of the JPMorgan Emerging Market Bond Index Global Diversified Index and the JPMorgan Government Bond Index—Emerging Markets Global Diversified Index.

US SHORT DURATION FIXED INCOME COMPOSITE

Annual Total Returns for the Year Ended December 31,	2006	2007	2008	2009	2010	2011	2012

US Short Duration Fixed Income Composite	4.5%	7.3%	6.2%	5.4%	3.3%	1.8%	1.6%

Bank of America Merrill Lynch 1-3 Year Treasury Index*	4.0%	7.3%	6.6%	0.8%	2.4%	1.6%	0.4%

Average Annual Total Returns (for the periods ended June 30, 2013)	Inception Date	One Year	Three Years	Five Years	Since Inception

US Short Duration Fixed Income Composite	1/1/06	0.7%	1.5%	3.3%	4.0%

Bank of America Merrill Lynch 1-3 Year Treasury Index*	N/A	0.3%	0.8%	1.9%	3.0%

*	The Bank of America Merrill Lynch 1-3 Year Treasury Index is an index composed of government securities with maturities between one and three years.

Prospectus157

GLOBAL FIXED INCOME COMPOSITE

Annual Total Returns for the Year Ended December 31,	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012

Global Fixed Income Composite	14.5%	11.8%	-4.7%	9.2%	10.8%	-0.2%	10.0%	8.2%	5.2%	6.1%

Barclays Capital Global Aggregate Bond Index*	12.5%	9.3%	-4.5%	6.6%	9.5%	4.8%	6.9%	5.5%	5.6%	4.3%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Ten Years

Global Fixed Income Composite	7/1/90	6.1%	6.5%	5.8%	6.9%

Barclays Capital Global Aggregate Bond Index*	N/A	4.3%	5.2%	5.4%	6.0%

*	The Barclays Capital Global Aggregate Bond Index provides a broad-based measure of the global investment grade fixed-income debt markets.

CAPITAL ALLOCATOR OPPORTUNISTIC STRATEGIES COMPOSITE

Annual Total Returns for the Year Ended December 31,	2006	2007	2008	2009	2010	2011	2012

Capital Allocator Opportunistic Strategies Composite	18.4%	16.6%	-27.8%	21.2%	14.5%	-3.3%	9.1%

MSCI World Index*	20.1%	9.0%	-40.7%	30.0%	11.8%	-5.5%	15.8%

Global Asset Allocation Blended Index**	13.7%	8.3%	-24.3%	20.7%	10.3%	0.3%	11.3%

Average Annual Total Returns (for the periods ended December 31, 2012)	Inception Date	One Year	Three Years	Five Years	Since Inception

Capital Allocator Opportunistic Strategies Composite	9/1/05	9.1%	6.5%	1.2%	5.1%

MSCI World Index*	N/A	15.8%	6.9%	-1.2%	3.7%

Global Asset Allocation Blended Index**	N/A	11.3%	7.2%	2.4%	5.0%

*

The MSCI World Index is a market capitalization-weighted index of companies representative of the market structure of 24 developed market countries in North America, Europe and the Asia/Pacific region.

**

The Global Asset Allocation Blended Index is rebalanced quarterly and is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Barclays Capital US Aggregate Bond Index.

158Prospectus

For more information about the Portfolios, the following documents are available, free of charge, upon request:

Annual and Semi-Annual Reports (Reports):

The Fund’s annual and semi-annual reports to shareholders contain additional information on each Portfolio’s investments. In the annual report, you will find a broad discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

Disclosure of Portfolio Holdings:

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund’s policies and procedures with respect to the disclosure of the Portfolios’ portfolio holdings is available in the Fund’s SAI.

You can get a free copy of the Reports and the SAI at http://www.LazardNet.com, or request the Reports and the SAI and other information and discuss your questions about the Portfolios, by contacting the Fund at:

The Lazard Funds, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: (800) 823-6300
http://www.LazardNet.com

You also can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 551-8090. You can get text-only copies:

•	After paying a duplicating fee, by writing the Public Reference Branch of the SEC, 100 F Street NE, Room 1580, Washington, D.C. 20549-1520, or by e-mail request to publicinfo@sec.gov.
•	Free from the SEC’s website at http://www.sec.gov.

Investment Company Act file no. 811-06312

Investment Manager Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112-6300 Telephone: (800) 823-6300	Transfer Agent and Dividend Disbursing Agent Boston Financial Data Services, Inc. P.O. Box 8514 Boston, Massachusetts 02266-8514 Telephone: (800) 986-3455

Distributor Lazard Asset Management Securities LLC 30 Rockefeller Plaza New York, New York 10112-6300	Independent Registered Public Accounting Firm Anchin, Block & Anchin LLP 1375 Broadway New York, NY 10018 http://www.anchin.com

Custodian State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	Legal Counsel Stroock & Stroock & Lavan LLP 180 Maiden Lane New York, New York 10038-4982 http://www.stroock.com

No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

THE LAZARD FUNDS, INC.
30 Rockefeller Plaza
New York, New York 10112-6300
(800) 823-6300
STATEMENT OF ADDITIONAL INFORMATION
November 29, 2013

The Lazard Funds, Inc. (the “Fund”) is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated November 29, 2013, as may be revised or supplemented from time to time (the “Prospectus”), relating to the following twenty-four portfolios (individually, a “Portfolio” and collectively, the “Portfolios”):

	Institutional Shares	Open Shares	R6 Shares
US Equity
Lazard US Equity Concentrated Portfolio	LEVIX	LEVOX	RLUEX
(“Equity Concentrated Portfolio”)
Lazard US Strategic Equity Portfolio	LZUSX	LZUOX	RLUSX
(“Strategic Equity Portfolio”)
Lazard US Mid Cap Equity Portfolio	LZMIX	LZMOX	RLMCX
(“Mid Cap Portfolio”)
Lazard US Small-Mid Cap Equity Portfolio	LZSCX	LZCOX	RLSMX
(“Small-Mid Cap Portfolio”)
Global Equity
Lazard Global Listed Infrastructure Portfolio	GLIFX	GLFOX	RLGLX
(“Global Listed Infrastructure Portfolio”)
International Equity
Lazard International Equity Portfolio	LZIEX	LZIOX	RLIEX
(“International Equity Portfolio”)
Lazard International Equity Select Portfolio	LZSIX	LZESX	RLIQX
(“International Equity Select Portfolio”)
Lazard International Strategic Equity Portfolio	LISIX	LISOX	RLITX
(“International Strategic Portfolio”)
Lazard International Small Cap Equity Portfolio	LZISX	LZSMX	RLICX
(“International Small Cap Portfolio”)
Emerging Markets
Lazard Emerging Markets Core Equity Portfolio	ECEIX	ECEOX	RLEOX
(“Emerging Markets Core Portfolio”)
Lazard Emerging Markets Equity Portfolio	LZEMX	LZOEX	RLEMX
(“Emerging Markets Portfolio”)
Lazard Developing Markets Equity Portfolio	LDMIX	LDMOX	RLDMX
(“Developing Markets Portfolio”)
Lazard Emerging Markets Equity Blend Portfolio	EMBIX	EMBOX	RLEBX
(“Emerging Markets Blend Portfolio”)
Lazard Emerging Markets Multi-Strategy Portfolio	EMMIX	EMMOX	RLMSX
(“Emerging Markets Multi-Strategy Portfolio”)
Lazard Emerging Markets Debt Portfolio	LEDIX	LEDOX	RLEDX
(“Emerging Markets Debt Portfolio”)
Lazard Explorer Total Return Portfolio	LETIX	LETOX	RLETX
(“Explorer Total Return Portfolio”)
Real Estate[1]
Lazard US Realty Income Portfolio	LRIIX	LRIOX	RLRIX

[1]	Realty Income Portfolio, Realty Equity Portfolio and Global Realty Portfolio are referred to collectively as the “Realty Portfolios.”

	Institutional Shares	Open Shares	R6 Shares
(“Realty Income Portfolio”)
Lazard US Realty Equity Portfolio	LREIX	LREOX	RLREX
(“Realty Equity Portfolio”)
Lazard Global Realty Equity Portfolio	LITIX	LITOX	RLGRX
(“Global Realty Portfolio”)
US Fixed Income
Lazard US Short Duration Fixed Income Portfolio	UMNIX	UMNOX	RLSDX
(“Short Duration Fixed Income Portfolio”)
Lazard US Corporate Income Portfolio	LZHYX	LZHOX	RLCIX
(“Corporate Income Portfolio”)
Global Fixed Income
Lazard Global Fixed Income Portfolio	LZGIX	LZGOX	RLGFX
(“Global Fixed Income Portfolio”)
Targeted Volatility
Lazard Multi-Asset Targeted Volatility Portfolio	N/A	N/A	N/A
(“Targeted Volatility Portfolio”)
Tactical Asset Allocation
Lazard Capital Allocator Opportunistic Strategies Portfolio	LCAIX	LCAOX	RLCPX
(“Capital Allocator Portfolio”)

The Targeted Volatility Portfolio had not commenced operations as of the date of this SAI and the Emerging Markets Core and Explorer Total Return Portfolios had not commenced operations as of December 31, 2012, so certain information in this SAI is not provided for these Portfolios.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each Class; and the availability of Service Payments (as defined in the Prospectus).

To obtain a copy of the Fund’s Prospectus, please write or call the Fund at the address and telephone number above or go to www.LazardNet.com/lam/us/lazardfunds.shtml.

The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this SAI.

(ii)

The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio, other than the Equity Concentrated Portfolio, the Emerging Markets Debt Portfolio, the Explorer Total Return Portfolio, the Realty Equity Portfolio and the Global Realty Portfolio, is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

Lazard Asset Management LLC serves as the investment manager (the “Investment Manager”) to each of the Portfolios.

Lazard Asset Management Securities LLC (the “Distributor”) is the distributor of each Portfolio’s shares.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following information supplements and should be read in conjunction with the Fund’s Prospectus.

Equity Securities

Common and preferred stocks and other equity securities, such as common limited partnership units, represent ownership interests in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Increases and decreases in earnings are usually reflected in the price of a company’s common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock and common limited partnership units, may not ordinarily have voting rights.

Preferred Stocks. There are two basic types of preferred securities, traditional and hybrid-preferred securities. Traditional preferred securities consist of preferred stock issued by an entity taxable as a corporation. Preferred stocks, which may offer fixed or floating rate dividends, are perpetual instruments and considered equity securities. Preferred securities are subordinated to senior debt instruments in a company’s capital structure, in terms of priority to corporate income and claim to corporate assets, and therefore will be subject to greater credit risk than debt instruments. Alternatively, hybrid-preferred securities may be issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated debentures or similarly structured securities. The hybrid-preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Hybrid-preferred securities are considered debt securities. Due to their similar attributes, the Investment Manager also considers senior debt perpetual issues, certain securities with convertible features as well as exchange-listed senior debt issues that trade with attributes of exchange-listed perpetual and hybrid-preferred securities to be part of the broader preferred securities market.

Traditional Preferred Securities. Traditional preferred securities pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on preferred securities may be cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case, all accumulated dividends must be paid before any dividend on the common stock can be paid. However, many traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A Portfolio may invest in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any missed payments to its stockholders. There is no assurance that dividends or distributions on the traditional preferred securities in which a Portfolio may invest will be declared or otherwise made payable. Preferred securities may also contain provisions under which payments must be stopped (i.e., stoppage is compulsory, not discretionary). The conditions under which this occurs may relate to, for instance, capitalization levels. Hence, if a company incurs significant losses that deplete retained earnings automatic payment stoppage could occur. In some cases the terms of the preferred securities provide that the issuer would be obligated to attempt to issue common shares to raise funds for the purpose of making the preferred payments. However, there is no guarantee that the issuer would be successful in placing common shares.

Preferred stockholders usually have no right to vote for corporate directors or on other matters. Shares of traditional preferred securities have a liquidation preference that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by, among other factors, favorable and unfavorable changes impacting the issuer or industries in which they operate, movements in interest rates and inflation, and the broader economic and credit environments, and by actual and anticipated changes in tax laws, such as changes in corporate and individual income tax rates. Because the claim on an issuer’s earnings represented by traditional preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Portfolio’s holdings of higher rate-paying fixed rate preferred securities may be reduced, and the Portfolio may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Pursuant to the dividends received deduction, corporations may generally deduct 70% of the income they receive from dividends on traditional preferred securities issued by domestic corporations that are paid out of earnings and profits of the issuer. However, not all traditional preferred securities pay dividends that are eligible for the dividends received deduction, including preferred securities issued by real estate investment trusts (“REITs”). Individuals will generally be taxed at long-term capital gain rates on qualified dividend income. However, not all traditional preferred securities will provide significant benefits under the rules relating to qualified dividend income, including preferred securities issued by REITs.

Hybrid-Preferred Securities. Hybrid-preferred securities are typically junior and fully subordinated liabilities of an issuer or the beneficiary of a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, hybrid-preferred securities typically permit an issuer to defer the payment of income for eighteen months or more without triggering an event of default. Generally, the maximum deferral period is five years. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the hybrid preferred securities have not been made), these hybrid-preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Hybrid-preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. Hybrid-preferred securities include, but are not limited to, types of securities referred to as trust preferred securities, trust-originated preferred securities, monthly- or quarterly-income bond, debt or preferred securities, corporate trust securities and other similarly structured securities.

Hybrid-preferred securities are typically issued with a final maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many hybrid-preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for US federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the hybrid-preferred securities are generally treated as interest rather than dividends for

US federal income tax purposes and, as such, are not eligible for the dividends received deduction or the reduced rates of tax that apply to qualified dividend income. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common stockholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred security has a credit rating that is lower than that of its corresponding operating company’s senior debt securities.

Within the category of hybrid-preferred securities are senior debt instruments that trade in the broader preferred securities market. These debt instruments, which are sources of long-term capital for the issuers, have structural features similar to other preferred securities such as maturities ranging from 30 years to perpetuity, call features, quarterly payments, exchange listings and the inclusion of accrued interest in the trading price.

In some cases traditional and hybrid securities may include loss absorption provisions that make the securities more equity like. Events in global financial markets in recent periods have caused regulators to review the function and structure of preferred securities more closely. While loss absorption language is relatively rare in the preferred market today, it may become much more prevalent.

In one version of a preferred security with loss absorption characteristics, the liquidation value of the security may be adjusted downward to below the original par value under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. Such securities may provide for circumstances under which the liquidation value may be adjusted back up to par, such as an improvement in capitalization and/or earnings.

Another preferred structure with loss absorption characteristics is the contingent capital security (sometimes referred to as “CoCo’s”). These securities provide for mandatory conversion into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause an automatic write-down of capital if the price of the stock is below the conversion price on the conversion date.

Preferred securities may be subject to changes in regulations and there can be no assurance that the current regulatory treatment of preferred securities will continue.

Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

Warrants. A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation’s capital stock at a set price for a specified period of time. Each Portfolio, other than the Realty Portfolios, may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities. The Realty Portfolios may invest in warrants as described in the Prospectus.

Initial Public Offerings (All Portfolios, except Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios). Each of these Portfolios may purchase securities of companies in initial public offerings (“IPOs”) or shortly thereafter. An IPO is a company’s first offering of equity securities to the public. Shares are given a market value reflecting expectations for the corporation’s future growth. Special rules of FINRA apply to the distribution of IPOs. Companies offering securities in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies’ securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.

Fixed-Income Securities

The Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios may invest in fixed-income securities as described in the Prospectus. In addition, Equity Concentrated and Strategic Equity Portfolios each may invest up to 20% of its assets in US Government securities and investment grade fixed-income securities of US corporations; Mid Cap, Small-Mid Cap and International Small Cap Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities; and Global Listed Infrastructure, International Equity, International Equity Select and International Strategic Portfolios each may invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments. See also “Money Market Instruments; Temporary Defensive Positions” below.

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the US dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Fixed-income securities rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P” and together with Moody’s, the “Rating Agencies”) may be subject to greater risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated fixed-income securities. See “Lower-Rated Securities” below for a discussion of those securities.

As a measure of a fixed-income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates (interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. In computing the duration of a Portfolio, the Investment Manager will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other embedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a Portfolio, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the Portfolio. In general, the longer a Portfolio’s average weighted maturity, the more its share price will fluctuate in response to changing interest rates.

For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the “call date”) which is prior to the security’s stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Investment Manager reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Investment Manager may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

US Government Securities. US Government securities are issued or guaranteed by the US Government or its agencies or instrumentalities. US Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by US Government agencies and instrumentalities are supported by the full faith and credit of the US Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the US Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the US Government currently provides financial support to such US Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a Portfolio’s share price is guaranteed.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to “AA+” from “AAA.” The value of shares of a Portfolio that invests in US government obligations may be adversely affected by S&P’s downgrade or any future downgrades of the US government’s credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Corporate debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a Portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators.

Ratings of Securities. Subsequent to its purchase by a Portfolio, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by the Portfolio. Once the rating of a portfolio security has been changed or a rated security has ceased to be rated, a Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with any investment policies described in such Portfolio’s prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Manager also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Lower-Rated Securities (Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Corporate Income, Global Fixed Income and Targeted Volatility Portfolios only). Fixed-income securities rated below investment grade, such as those rated Ba by Moody’s or BB by S&P, and as low as those rated Caa/CCC by a Rating Agency at the time of purchase (commonly known as “high yield” or “junk bonds”), or, if unrated, deemed to be of comparable quality by the Investment Manager, though higher yielding, are characterized by higher risk. See Appendix A for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer’s ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. Such securities’ higher yield compared to yields of securities rated investment grade is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and, to the extent a Portfolio invests in such securities, will be a substantial factor in the Portfolio’s relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Portfolios will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer. Each of the Realty Portfolios is limited to investing 20% of its assets in non-investment grade fixed income obligations. The Corporate Income Portfolio typically invests a substantial portion of its assets, and may invest up to 100% of its assets, in securities rated, at the time of purchase, below investment grade by S&P or Moody’s and as low as C or Ca by S&P or Moody’s, respectively, or the unrated equivalent as determined by the Investment Manager (“junk bonds”). The Global Fixed Income Portfolio is limited to investing 15% of its assets in securities that are rated below investment grade or the unrated equivalent as determined by the Investment Manager.

Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon.

Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Portfolio’s ability to dispose of particular issues when necessary to meet a Portfolio’s liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”) and could result in the Portfolio selling such securities at lower prices than those used in calculating the Portfolio’s net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

A Portfolio may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Portfolios do not have an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

The credit risk factors pertaining to lower rated securities also apply to lower-rated preferred, convertible, zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Variable and Floating Rate Securities. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day US Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Certain of these securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Variable and floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. In other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Each Portfolio may purchase floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well. Each Portfolio also may purchase inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

Participation Interests (All Portfolios except the Realty Portfolios). Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

Each Portfolio may invest in corporate obligations denominated in US or foreign currencies that are originated, negotiated and structured by a syndicate of lenders (“Co-Lenders”) consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the “Agent Bank”). Co-Lenders may sell such securities to third parties called “Participants.” Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, “participation interests”). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the “Borrower”), together with Agent Banks, are referred to herein as “Intermediate Participants.”

Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio’s participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by US Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio’s rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank’s creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

Mortgage-Related Securities (Short Duration Fixed Income and Corporate Income Portfolios and, to a limited extent, Equity Concentrated, Strategic Equity, Mid Cap, Small-Mid Cap, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Realty Income, Realty Equity, Global Realty, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios only). Mortgage-related securities, which may be considered a form of derivative, are collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as those described below and including pass-through securities, adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Realty Portfolios are each limited to investing 5% of the Portfolio’s assets in mortgage-related securities issued or guaranteed by US issuers, including the US Government or one of its agencies or instrumentalities, or private issuers.

Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a US Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security’s return to a Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security’s expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a Portfolio’s mortgage-related securities to decrease broadly, the Portfolio’s effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Each of these Portfolios may invest in residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”), or issued by private entities. Residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as “Ginnie Maes”) which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the US Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). Freddie Macs are not guaranteed by the US Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the US Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the US Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities. The FHFA and the US Treasury (through its agreement to purchase FNMA and

FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term US Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the US Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the third quarter of 2012, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $131.5 billion in dividends. FNMA and FHLMC ended the second quarter of 2013 with positive net worth and, as a result, neither required a draw from the Treasury. While the Treasury committed to offset negative equity at FNMA and FHLMC through its preferred stock purchases through 2012, FHFA has made projections for those purchases through 2015, predicting that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Nonetheless, no assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant US Government support, have sparked serious debate among federal policy makers regarding the continued role of the US Government in providing liquidity for mortgage loans. The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down FNMA and FHLMC by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. In July 2013, the House Financial Services Committee approved the Protect American Taxpayers and Homeowners Act of 2013. The bill, if enacted, would require FHFA to place FNMA and FHLMC into receivership within five years and repeal their corporate charters at that time, which would effectively strip them of the authority to conduct any new business. The bill would also place restrictions on FNMA’s and FHLMC’s activities prior to being placed into receivership and may result in FNMA and FHLMC further increasing their guarantee fees. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities. Importantly, the future of FNMA and FHLMC is in serious question as the US Government considers multiple options.

Commercial Mortgage-Related Securities. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes of investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities (“Subordinated Securities”) take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

Subordinated Securities. Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”) and Multi-Class Pass-Through Securities. Each of these Portfolios may invest in CMOs, which are multi-class bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans’ Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

Each class of CMOs, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate (“LIBOR”) (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Short Duration Fixed Income Portfolio and Corporate Income Portfolio each may invest, to a limited extent, in residual interests in real estate mortgage investment conduits (“REMICs”). See “Taxation.”

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio’s ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

Stripped Mortgage-Backed Securities. Each of these Portfolios also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Private Entity Securities. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio’s shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing (“CMO Residuals”).

The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See “Stripped Mortgage-Backed Securities” above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the “Securities Act”), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the US Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities (Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Corporate Income, Global Fixed Income and Targeted Volatility Portfolios only). The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios other than the Realty Portfolios may invest in these and other types of asset-backed securities that may be developed in the future. The Realty Portfolios are each limited to investing in asset-backed securities issued by private issuers, and up to 5% of the Portfolio’s total assets only.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

Municipal Securities (Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Corporate Income, Global Fixed Income and Targeted Volatility Portfolios only). Each of these Portfolios may invest in US municipal securities, the interest on which is, in the opinion of the issuer’s counsel at the time of issuance, exempt from regular federal income tax (“Municipal Securities”). Municipal Securities are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal Securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal Securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal Securities bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the Municipal Securities’ interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum.

For the purpose of diversification under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of Municipal Securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, conditions in the Municipal Securities market, size of a particular offering, maturity of the obligation and rating of the issue and certain other factors. While, in general, Municipal Securities are tax exempt securities having relatively low yields as compared to taxable, non-Municipal Securities of similar quality, certain Municipal Securities are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders of Portfolios which are attributable to interest income received by the Portfolios from Municipal Securities generally will be subject to federal income tax. Each Portfolio may invest in Municipal Securities, the ratings of which correspond with the ratings of other permissible investments for the Portfolio. The Corporate Income Portfolio currently intends to invest no more than 25% of its assets in Municipal Securities. However, this percentage may be varied from time to time without shareholder approval.

Municipal Securities include certain private activity bonds (a type of revenue bond), the income from which is subject to the federal alternative minimum tax.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Securities may reduce the volume of Municipal Securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the Municipal Securities available for purchase and thus reduce available yield.

Floating and Variable Rate Demand Obligations (Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Global Fixed Income and Targeted Volatility Portfolios only). The Portfolio may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

Municipal Lease Obligations (Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Global Fixed Income and Targeted Volatility Portfolios only). Municipal lease obligations or installment purchase contract obligations (collectively, “lease obligations”) may take the form of a lease, installment purchase or a conditional sale contract and are issued by state and local governments and authorities to acquire land or a wide variety of equipment and facilities. Lease obligations have special risks not ordinarily associated with Municipal Securities. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation ordinarily is backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations in which the Portfolio may invest may contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the Fund’s Board of Directors (the “Board”).

Zero Coupon, Pay-In-Kind and Step Up Securities (Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Realty Income, Realty Equity, Global Realty, Short Duration Fixed Income, Corporate Income, Global Fixed Income and Targeted Volatility Portfolios only). Each of the Portfolios may invest in zero coupon securities, which are securities issued or sold at a discount from their face value that do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date; pay-in-kind bonds, which are bonds that generally pay interest through the issuance of additional bonds; and step-up coupon bonds, which are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Portfolio may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, a Portfolio may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Foreign Securities

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable US issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. However, the capital markets in the US and internationally have experienced unprecedented volatility in recent years, causing significant declines in the value and liquidity of many securities. These market conditions may continue or worsen.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of US investors. Individual foreign economies can differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy US economy and are adversely affected when the US economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the US subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world. European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. In 2010, several EMU countries, including Greece, Ireland, Italy, Spain and Portugal, began to face budget issues, which have adversely affected the sovereign debt issued by these countries and may have negative long-term effects for the economies of those countries and other EMU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt and budget deficit to qualify for membership in the EMU. These requirements can severely limit EMU member countries’ ability to implement monetary policy to address regional economic conditions.

Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio’s net asset value on days when investors have no access to the Portfolio. Because foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in US dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Emerging Markets. Each Portfolio may invest in emerging markets as described in the Prospectus. Investments in, or economically tied to, emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a Portfolio to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which a Portfolio may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Other than for the purpose of a Portfolio’s policy with respect to the investment of 80% of its assets, the Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (“MSCI®”) Emerging Markets Index and other countries not considered developed countries by MSCI, and investments in emerging markets may include those companies included in the MSCI Emerging Markets Index and companies with their principal business activities located in, or that have 50% or more of their assets in or revenue or net income from, emerging market countries. The MSCI Emerging Markets Index currently includes the following countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. For purposes of each of Emerging Markets Portfolio’s, Developing Markets Portfolio’s and Emerging Markets Blend Portfolio’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies whose principal business activities are located in emerging market countries, only countries included in the MSCI Emerging Markets Index are considered to be “emerging markets” (although a Portfolio may invest in other countries with its remaining assets). For purposes of Emerging Markets Core Portfolio’s policy to invest at least 80% of its net assets in equity securities that are economically tied to emerging markets countries, Emerging Markets Multi-Strategy Portfolio’s policy to invest at least 80% of its net assets in securities and other investments that are economically tied to emerging market countries and Emerging Markets Debt Portfolio’s and Explorer Total Return Portfolio’s policy to invest at least 80% of its net assets in debt securities that are economically tied to emerging market countries, emerging market countries include all countries not represented by the MSCI World Index.

Depositary Receipts. Each Portfolio, to the extent it may invest in foreign securities, may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States. The Realty Portfolios also may invest in European Depositary Receipts (“EDRs”). EDRs, in bearer form, are designed for use in the European securities markets.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Foreign Government Obligations; Securities of Supranational Entities. Each Portfolio, to the extent it may invest in foreign securities, may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Eurodollar and Yankee Dollar Investments (Global Fixed Income and Targeted Volatility Portfolios only). Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in US dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are US dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar certificates of deposit are US dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar time deposits are US dollar-denominated deposits in a foreign branch of a US bank or in a foreign bank; and Yankee certificates of deposit are US dollar-denominated certificates of deposit issued by a US branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by US issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

Real Estate Investment Trusts and Other Realty Companies

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

A Portfolio’s investments in REITs may be adversely affected by deteriorations of the real estate rental market, in the case of REITs that primarily own real estate, or by deteriorations in the creditworthiness of property owners and changes in interest rates in the case of REITs that primarily hold mortgages. Equity and mortgage REITs also are dependent upon specialized management skills, may not be diversified in their holdings and are subject to the risks of financing projects. REITs also may be subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.

The Realty Portfolios focus their investments in, and the other Portfolios may invest in, (to the extent consistent with their investment objectives, strategies and policies), securities of Realty Companies (as defined in the Prospectus). Risks of Realty Companies include: declines in the value of real estate; adverse general, regional or local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; and changes in interest rates. Real estate-related companies also may be subject to liabilities under environmental and hazardous waste laws, which could negatively affect their value. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of Realty Companies’ investments also may drop because of the failure of borrowers to pay their loans and poor management. Real estate-related companies may be affected by a high level of continuing capital expenditures, competition or increases in operating costs, which may not be offset by increases in revenues. The value and successful operation of certain types of commercial properties may be affected by a number of factors, such as the location of the property, the knowledge and experience of the management team, the level of mortgage rates, presence of competing properties and adverse economic conditions in the locale. Many real estate-related companies use leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates as well as risks normally associated with debt financing.

In addition, there are risks associated with particular types of Realty Companies investments:

Retail Properties. Retail properties are affected by the overall health of the applicable sector of the economy and may be adversely affected by the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, spending patterns and lease terminations.

Office Properties. Office properties are affected by the overall health of the economy and other factors such as a downturn in the businesses operated by their tenants, obsolescence and noncompetitiveness.

Lodging and Hotel Properties. The risks of lodging and hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs, which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel and adverse effects of general and local economic conditions. Lodging and hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

Homebuilding. Homebuilding businesses are affected by several significant factors, including: rising costs and decreased availability of suitable land; costs of construction labor and materials; overbuilding and price competition; consumer demand and confidence; labor availability, including strikes; availability of construction financing and residential mortgages; and related interest rates and availability of credit.

Gaming. The risks of gaming businesses include, among other things, state and local laws governing gaming licenses, risks similar to those of lodging and hotel properties, general and local economic conditions and consumer confidence.

Restaurants. The risks of restaurant businesses are that they are more sensitive to adverse economic conditions and competition than many other businesses, changing consumer tastes, and commodity and labor costs and, in some instances, risks similar to those of the lodging and hotel properties.

Natural Resources. Natural resources business are affected by several significant factors, including: demand and price fluctuations for the natural resource products; the time and expenses of exploration, acquisition and development; the necessity of a high level of continuing capital expenditures, competition and increases in operating costs which may not be offset by increases in revenues; national, regional, state and local laws governing licenses and permits; political and community opposition; energy costs and other required commodities; and environmental and hazardous waste issues, including costs of regulatory compliance and remediation.

Utility Companies. Utility companies are subject to a variety of risk factors that may adversely affect their business or operations, including: high interest costs in connection with capital construction and improvement programs; difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; governmental regulation of rates charged to customers; costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; and inexperience with and potential losses resulting from a developing deregulatory environment.

Insurance Issues. Certain companies may carry comprehensive liability, fire, flood, earthquake, extended coverage and rental loss insurance with various policy specifications, limits and deductibles, but uninsured losses would affect profits, cash flows and performance.

Financing and Credit. Real estate-related companies may be adversely affected by a lack of available financing or tightening of credit.

Financial Leverage. Real estate-related companies may be highly leveraged, and financial covenants may affect the ability of such companies to operate effectively.

Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a real estate-related company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such company.

REIT Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Code. A Portfolio might invest in a real estate company that purports to be a REIT and then the company unexpectedly could fail to qualify as a REIT. In the event of any such failure to qualify as a REIT which is not cured in accordance with applicable savings provisions in the Code, the company would be subject to corporate-level taxation, significantly reducing the return to a Portfolio on the Portfolio’s investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above enumerated risks may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. If a REIT’s borrowers or lessees default, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Investment Companies, Exchange-Traded Funds and Exchange-Traded Notes

Investment Companies. Each Portfolio, except Small-Mid Cap and International Equity Portfolios, may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio’s investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets in the aggregate (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that these provisions shall not apply to securities purchased or otherwise acquired by a Portfolio if (a) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Portfolio and all affiliated persons of the Portfolio; and (b) the Portfolio has not offered or sold, and is not proposing to offer or sell, its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1½%. Rule 12d1-3 under the 1940 Act provides, however, that a Portfolio may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1½% provided that the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”). In addition, if a Portfolio invests in investment companies, including any exchange-traded funds (“ETFs”) which are investment companies, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Portfolio exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Portfolio, the Portfolio will either seek instruction from the Portfolio’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Portfolio in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by a Portfolio pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.

The Small-Mid Cap and International Equity Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio’s total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio’s total assets.

In addition to the management and operational fees the Portfolios bear directly in connection with their own operation, each Portfolio will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies. The Portfolios do not intend to invest in investment companies affiliated with the Fund or the Investment Manager.

For purposes of considering a Portfolio’s status as a “diversified company” under Section 5(b)(1) of the 1940 Act, investments in other investment companies are excluded from the diversification test, in accordance with the language in Section 5(b)(1). As a result, the Capital Allocator Portfolio (which invests primarily in Underlying Funds (as defined in the Prospectus)) may hold fewer securities than other diversified mutual funds not focusing on investments in other investment companies, although the Portfolio will gain additional diversification through the Underlying Funds’ portfolios of investments. However, the Capital Allocator Portfolio does not intend to limit its investments to Underlying Funds that are “diversified companies” or to otherwise monitor the diversification of the Underlying Funds’ investments. It is currently intended that the Capital Allocator Portfolio will invest in approximately 10 to 30 Underlying Funds.

With respect to the Capital Allocator Portfolio’s investments in ETFs, the Fund may enter into an agreement with certain ETFs pursuant to Securities and Exchange Commission (“SEC”) exemptive orders obtained by the ETFs and on which the Capital Allocator Portfolio may rely. These agreements and orders also may require the Investment Manager to vote the Portfolio’s Underlying Fund shares in proportion to votes cast by other ETF stockholders.

Exchange-Traded Funds. Investments in investment companies may include shares of ETFs, which are designed to provide investment results generally corresponding to a securities index. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Most ETFs are open-end investment companies, and, as a result, investments in such ETFs may not be purchased by the Small-Mid Cap or International Equity Portfolios except in connection with a merger, consolidation, acquisition or reorganization.

Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are debt securities that combine certain aspects of ETFs and bonds. ETNs are not investment companies and thus are not regulated under the 1940 Act. ETNs, like ETFs, are listed on exchanges and generally track specified market indexes, and their value depends on the performance of the underlying index and the credit rating of the issuer. ETNs may be held to maturity, but unlike bonds there are no periodic interest payments and principal is not protected.

Master Limited Partnerships (Global Listed Infrastructure, Realty Income and Capital Allocator Portfolios only)

Each of these Portfolios may invest in equity securities of master limited partnerships (“MLPs”). An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of limited partners. The general partner’s incentive compensation typically increases up to 50% of incremental income. Nevertheless, the aggregate amount distributed to limited partners will increase as MLP distributions reach higher target levels.

Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or its business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Portfolio could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Share holders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Each Portfolio’s investments in MLPs is anticipated to consist primarily of “qualified publicly traded partnerships” that do not generate non-qualifying income for the purposes of satisfying the Portfolio’s “gross income test,” as further discussed in the Taxation section of this SAI.

Illiquid Securities

Each Portfolio may invest up to 15% (10% in the case of Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios) of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio’s investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. Illiquid securities may be difficult to value accurately, and a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

Money Market Instruments; Temporary Defensive Positions

When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including shares of money market mutual funds (except Small-Mid Cap and International Equity Portfolios), US Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations (“Money Market Instruments”). Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position, and the Global Fixed Income Portfolio may invest in Money Market Instruments as part of its investment strategy.

Repurchase Agreements. Repurchase agreements are transactions by which a Portfolio purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the security itself. The Portfolios will generally enter into repurchase agreements of short durations, from overnight to one week, although the underlying securities generally have longer maturities.

Bank Debt Instruments. Bank debt instruments in which the Portfolios may invest consist of certificates of deposit, banker’s acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions, the accounts of which are insured by the Federal Deposit Insurance Corporation or the Savings Association Insurance Fund. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Banker’s acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Foreign Banking Obligations (Global Fixed Income and Targeted Volatility Portfolios only). Obligations of foreign branches and foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of US branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

Commercial Paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to a Portfolio’s policy with respect to illiquid investments unless, in the judgment of the Funds, such note is considered to be liquid.

Borrowing Money

Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33⅓% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio’s total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. In addition, each Portfolio other than Small-Mid Cap, International Equity, Realty Income, Realty Equity and Global Realty Portfolios may borrow for investment purposes to the extent permitted under the 1940 Act. See “Leverage” below.

Leverage (All Portfolios, except Small-Mid Cap and Global Realty Portfolios). Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio’s investment. Money borrowed for leveraging is limited to 33⅓% of the value of the Portfolio’s total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. Each Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the SEC. The SEC views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio’s borrowings generally will be unsecured.

Lending Portfolio Securities

Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio’s investment is to be voted upon. Loans of portfolio securities may not exceed 33⅓% of the value of the Portfolio’s total assets. The Portfolio will receive collateral consisting of cash, US Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

Derivatives (All Portfolios, except Small-Mid Cap Portfolio)

Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a less expensive, quicker or more specifically focused way for the Portfolio to invest than “traditional” securities would.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio’s performance.

If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio’s return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

The Portfolios have claimed exclusions from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (the “CEA”) and, therefore, are not subject to registration or regulation as a CPO under the CEA. As a result of recent amendments by the Commodity Futures Trading Commission (the “CFTC”) to its rules, certain Portfolios may be limited in their ability to use commodity futures or options thereon, engage in certain swaps transactions or make certain other investments (collectively, “commodity interests”) if the Portfolios continue to rely on this exclusion from the definition of CPO. Under the amendments, in order to be eligible to continue to rely on this exclusion, if a Portfolio uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are “in-the-money” at the time of purchase) may not exceed 5% of a Portfolio’s NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the Portfolio’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Portfolio may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a Portfolio’s direct use of commodity interests complies with the trading limitations described above, the Portfolio may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the Portfolio’s investment in other investment vehicles, including investment companies that are not managed by the Investment Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, “underlying funds”). Because the Investment Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the Portfolios, to continue to rely on the exclusion from the definition of CPO. The Investment Manager, on behalf of the Portfolios, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Investment Manager must meet certain conditions and the Portfolios must otherwise comply with the trading and market restrictions described above with respect to their direct investments in commodity interests.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Successful use of derivatives by a Portfolio also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions.

Pursuant to regulations and/or published positions of the SEC, a Portfolio may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to “cover” the Portfolio’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Portfolio must either set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) or maintain offsetting positions while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however (such as a “non-deliverable” forward currency contract), a Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market net obligation (i.e., the Portfolio’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, a Portfolio may employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio’s ability to otherwise invest those assets.

Futures Transactions—In General (All Portfolios, except Small-Mid Cap and International Equity Portfolios). Each Portfolio may enter into futures contracts in US domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio’s net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

Specific Futures Transactions. Each Portfolio other than Small-Mid Cap, International Equity, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

Each Portfolio other than Mid Cap, Small-Mid Cap and International Equity Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

Each Portfolio, except Small-Mid Cap and International Equity Portfolios, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

Capital Allocator Portfolio may buy and sell commodity futures. A commodity futures contract is an agreement between two parties in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity, from the other party at a later date at a price and quantity agreed-upon when the contract is made. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, weather, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors, when applicable, can be expected to impact related commodity futures contracts.

Options—In General (All Portfolios, except Small-Mid Cap and International Equity Portfolios). Each of these Portfolios may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. Each Portfolio other than Small-Mid Cap and International Equity Portfolios may buy and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

As the writer (seller) of a call option, a Portfolio would receive cash (the premium) from the purchaser of the option, and the purchaser has the right to receive from the Portfolio the cash value of the underlying index or any appreciation in the underlying security over the exercise price on the expiration date or otherwise upon exercise. In effect, the Portfolio forgoes, during the life of the option, the opportunity to profit from increases in the market value of the underlying security or securities held by the Portfolio with respect to which the option was written above the sum of the premium and the exercise price. For index options, this will depend, in part, on the extent of correlation of the performance of the Portfolio’s portfolio securities with the performance of the relevant index. Covered call option writing will generally limit the Portfolio’s ability to benefit from the full appreciation potential of its stock investments underlying the options, and the Portfolio retains the risk of loss (less premiums received) if the value of these stock investments declines. The Portfolio’s written call options on individual stocks will be “covered” because the Portfolio will hold the underlying stock in its portfolio throughout the term of the option. The Portfolio also will “cover” its written index call option positions by either segregating liquid assets in an amount equal to the contract value of the index or by entering into offsetting positions.

A Portfolio may write call options that are “at-the-money” (the exercise price of the option is equal to the value of the underlying index or stock when the option is written), “close-to-the-money” (with an exercise price close to the current cash value of the underlying index or the market value of the underlying security when the option is written), “out-of-the-money” (with an exercise price above the current cash value of the underlying index or the market value of the underlying security when the option is written) or “in-the-money” (with an exercise price below the current cash value of the underlying index or market value of the underlying security when the option is written), based on market conditions and other factors.

Each Portfolio other than Small-Mid Cap and International Equity Portfolios may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Each Portfolio other than Small-Mid Cap and International Equity Portfolios may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in US dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

Successful use by a Portfolio of options will be subject to the Investment Manager’s ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager’s predictions are incorrect, the Portfolio may incur losses.

Swap Agreements (All Portfolios, except Small-Mid Cap and International Equity Portfolios). To the extent consistent with the Portfolio’s investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Portfolio’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

Structured Securities (Emerging Markets Multi-Strategy, Global Fixed Income and Targeted Volatility Portfolios only). Structured securities are securities whose cash flow characteristics depend upon one or more indices or that have embedded forwards or options or securities where a Portfolio’s investment return and the issuer’s payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indices, interest rates, cash flows or market (the “embedded index”). When a Portfolio purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market.

Future Developments. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio’s investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in its Prospectus or this SAI.

Foreign Currency Transactions (All Portfolios, except Small-Mid Cap Portfolio)

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of US or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

Foreign currency transactions may be entered into for a variety of purposes, including: to fix in US dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell; to hedge the US dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains. Foreign currency transactions may involve, for example, the Portfolio’s purchase of foreign currencies for US dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio’s success in these transactions will depend principally on the Investment Manager’s ability to predict accurately the future exchange rates between foreign currencies and the US dollar.

Short-Selling (All Portfolios, except Small-Mid Cap, International Equity, International Small Cap and Emerging Markets Portfolios)

Each of these Portfolios may engage in short sales of securities, although the Fund, other than with respect to Capital Allocator Portfolio, has no current intention of engaging in short sales and will not do so without prior approval of the Fund’s Board. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales “against the box,” in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio’s net assets. A Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

Forward Commitments

A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal to the full notional value of its forward commitment contracts or, with respect to forward commitments that include a contractual cash settlement requirement, will segregate such assets at least equal at all times to the amount of the Portfolio’s purchase commitment. A Portfolio may engage in forward commitments to increase the Portfolio’s financial exposure to the types of securities in which it invests, which would increase the Portfolio’s exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will a Portfolio have more than 33⅓% of its total assets committed to purchase securities on a forward commitment basis.

Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio’s net assets and its net asset value per share.

Smaller Company Securities (All Portfolios except International Equity, International Equity Select, Short Duration Fixed Income and Corporate Income Portfolios)

The prices of securities of smaller capitalization companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

INVESTMENT RESTRICTIONS

Under normal circumstances, each of the following Portfolios will invest at least 80% of its net assets, plus any borrowings for investment purposes, as follows (or other investments with similar economic characteristics): (i) Equity Concentrated and Strategic Equity Portfolios—equity securities of US companies; (ii) Mid Cap Portfolio—equity securities of mid cap US companies; (iii) Small-Mid Cap Portfolio—equity securities of small-mid cap US companies; (iv) Global Listed Infrastructure Portfolio—equity securities of infrastructure companies; (v) International Equity, International Equity Select and International Strategic Portfolios—equity securities; (vi) International Small Cap Portfolio—equity securities of small cap companies; (vii) Emerging Markets Core Portfolio—equity securities of companies that are economically tied to emerging market countries; (viii) Emerging Markets, Developing Markets and Emerging Markets Blend Portfolios—equity securities of companies whose principal business activities are located in emerging market countries as defined in the Prospectus; (ix) Emerging Markets Multi-Strategy Portfolio—securities and other investments that are economically tied to emerging market countries; (x) Emerging Markets Debt Portfolio—debt securities that are economically tied to emerging market countries; (xi) Realty Income Portfolio—dividend-paying common and preferred stocks, convertible securities, fixed income securities and other investments related to US Realty Companies, as well as certain synthetic instruments related to US Realty Companies; (xii) Realty Equity Portfolio—equity securities (including common, convertible and preferred stocks) of US Realty Companies, as well as certain synthetic instruments related to US Realty Companies; (xiii) Global Realty Portfolio—equity securities (including common, convertible and preferred stocks) of Realty Companies, as well as certain synthetic instruments relating to Realty Companies; (xiv) Short Duration Fixed Income Portfolio—fixed-income securities of US issuers; (xv) Corporate Income Portfolio—fixed-income securities issued by corporations or other non-governmental issuers similar to corporations, which securities are tied economically to the US; and (xvi) Global Fixed Income Portfolio—Fixed Income Investments as defined in the Prospectus. Each of these Portfolios has adopted a policy to provide its shareholders with at least 60 days’ prior notice of any change with respect to its 80% policy.

For purposes of the Emerging Markets Multi-Strategy Portfolio’s policy in (ix) and the Emerging Markets Debt Portfolio’s policy in (x) in the preceding paragraph, the Investment Manager generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Investment Manager generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

Portfolios Other Than the Realty Portfolios

Each Portfolio’s investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). In addition, each Portfolio other than the Realty Portfolios (except as noted) has adopted investment restrictions numbered 1 through 9 below as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 10 through 15 below are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund’s Board at any time.

None of these Portfolios may:

1.

issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus and (B) each of Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act. For purposes of this investment restriction, a Portfolio’s entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

2.

make loans, except loans of portfolio securities not having a value in excess of 33⅓% of a Portfolio’s total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

3.

for all Portfolios except Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 10% of the value of the Portfolio’s net assets, taken at market value, would be invested in such securities;

4.

for Small-Mid Cap and International Equity Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) Small-Mid Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio’s total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio’s total assets;

5.

purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio’s investments in that industry would exceed 25% of the current value of such Portfolio’s total assets (except that the Global Listed Infrastructure Portfolio will invest over 25% of its assets in industries represented by infrastructure companies), provided that there is no limitation with respect to investments in obligations of the US Government, its agencies or instrumentalities;

6.

(A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and Equity Concentrated, Strategic Equity, Mid Cap, International Equity, International Equity Select, International Strategic, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios may purchase or sell foreign currency forward exchange contracts); and (C) for all Portfolios except Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

7.

purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios, make short sales of securities;

8.

underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio’s investment program may be deemed to be an underwriting;

9.	for Small-Mid Cap and International Equity Portfolios, make investments for the purpose of exercising control or management;

* * *

10.

pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings or to the extent related to investments in options, forward contracts, futures contracts and options thereon, swaps and other permissible investments, as applicable to each Portfolio (including, but not limited to, the deposit of assets in escrow and collateral or initial or variation margin arrangements);

11.

for Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios, invest in illiquid securities as defined in “Certain Portfolio Securities—Illiquid Securities” if immediately after such investment more than 15% of the value of the Portfolio’s net assets would be invested in such securities;

12.	for all Portfolios other than Small-Mid Cap and International Equity Portfolios, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

13.

for Equity Concentrated, Strategic Equity, Mid Cap, Global Listed Infrastructure, International Equity Select, International Strategic, Emerging Markets Core, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income, Global Fixed Income, Targeted Volatility and Capital Allocator Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

14.	for International Equity Select Portfolio, make short sales of securities; or

15.	for International Small Cap and Emerging Markets Portfolios, make investments for the purpose of exercising control or management.

* * *

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33⅓% of the value of a Portfolio’s total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three days (not including Sundays and holidays). For purposes of Investment Restriction No. 5, Municipal Securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multistate agencies and authorities are not subject to industry concentration restrictions.

Realty Portfolios

The Realty Portfolios have adopted investment restrictions numbered 1 through 6 below as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the Portfolio’s outstanding voting securities (as defined in the 1940 Act). Investment restrictions numbered 7 and 8 below are not fundamental policies and may be changed, as to a Portfolio, by the Board, but the change will only be effective after notice is given to shareholders of the applicable Portfolio.

None of the Realty Portfolios may:

1.

issue senior securities, borrow money or pledge its assets, except that (i) the Portfolio may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Portfolio from engaging in options, forward contracts, futures contracts and options thereon, swaps, short sales or other permissible investments;

2.

underwrite the securities of other issuers (except that the Portfolio may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.

purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Portfolio may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.

purchase or sell physical commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Portfolio from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by physical commodities;

5.	make loans of money (except for the lending of its portfolio securities, purchases of debt securities consistent with the investment policies of the Portfolio and except for repurchase agreements);

6.

invest in the securities of any one industry if as a result, more than 25% of the Portfolio’s total assets would be invested in the securities of such industry, except that (a) the foregoing does not apply to securities issued or guaranteed by the US Government, its agencies or instrumentalities; and (b) the Portfolio shall invest more than 25% of its total assets in securities of Realty Companies to the extent disclosed in the Portfolio’s Prospectus and this SAI.

* * *

7.	with respect to Investment Restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets; or

8.

invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

MANAGEMENT

Board’s Oversight Role; Board Composition and Structure

The Board’s role in management of the Fund is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Investment Manager and its affiliates, have responsibility for the day-to-day management of the Portfolios, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, or its committees or delegates, interacts with and receives reports from senior personnel of service providers, including senior investment personnel of the Investment Manager, the Fund’s and the Investment Manager’s Chief Compliance Officer and portfolio management personnel with responsibility for management of the Portfolios. The Board’s Audit Committee (which consists of all of the Independent Directors) meets during its scheduled meetings with, and between meetings have access to, the Fund’s independent registered public accounting firm and the Fund’s Treasurer. The Board also receives periodic presentations from senior personnel of the Investment Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as trading and brokerage allocation and execution, investment research and internal audit. The Board also receives reports from counsel regarding regulatory compliance and governance matters. The Board has adopted policies and procedures designed to address certain risks to the Portfolios. In addition, the Investment Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Portfolios. However, it is not possible to eliminate all of the risks applicable to the Portfolios. The Board’s oversight role does not make the Board a guarantor of the Portfolios’ investments or activities.

The 1940 Act requires that at least 40% of the Fund’s Directors be Independent Directors and as such are not affiliated with the Investment Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the Fund’s Directors must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors. Currently, 75% of the Fund’s Directors are Independent Directors. The Board does not have a Chairman, but the Independent Directors have designated a lead Independent Director who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas and facilitates communication among the Independent Directors, their counsel and management. The Board has determined that its leadership structure, in which the Independent Directors have designated a lead Independent Director to function as described above is appropriate in light of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) services that the Investment Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Investment Manager and its affiliates; and (iii) the Board’s oversight role in management of the Fund.

Directors and Officers

Set forth in the chart below are the names and certain biographical and other information for each Director. Following the chart is additional information about the Directors’ experience, qualifications, attributes or skills.

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Non-Interested Directors:

Kenneth S. Davidson (68)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Balestra Capital, Ltd., an investment manager and adviser, Senior Advisor (July 2012 – present)

Aquiline Holdings LLC, an investment manager, Partner (2006 – June 2012)

Nancy A. Eckl (50)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (59 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

Leon M. Pollack (72)	Director (August 2006)	Private Investor

Richard Reiss, Jr. (69)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

O’Charley’s, Inc., a restaurant chain, Director (1984 – 2012)

Robert M. Solmson (65)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Directors(3):

Charles L. Carroll (52)	Chief Executive Officer, President and Director (June 2004)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Ashish Bhutani (53)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 – present)

Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each Director also serves as a Director of Lazard Retirement Series, Inc., an open-end registered management investment company, Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered management investment companies (collectively with the Fund, the “Lazard Funds,” currently comprised of 30 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other Lazard Funds. All of the Independent Directors are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager. (The Fund, Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc., Lazard World Dividend & Income Fund, Inc., Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund are referred to herein as the “Lazard Fund Complex,” which in total is comprised of 32 active investment portfolios.)

(3)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Additional information about each Director follows (supplementing the information provided in the chart above), which describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Board’s Nominating Committee contains certain other factors considered by the Committee in identifying potential Director nominees. To assist them in evaluating matters under federal and state law, the Independent Directors are counseled by their independent legal counsel, who participates in Board meetings and interacts with the Investment Manager; Fund and independent legal counsel to the Independent Directors has significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

•

Charles L. Carroll is a Deputy Chairman of the Investment Manager and Head of Global Marketing, responsible for oversight of the Investment Manager’s global marketing efforts in the Institutional, Financial Institutions, and Private Client arenas. Additionally, he serves as Chief Executive Officer, President and Director of the other Lazard Funds. Mr. Carroll joined the Investment Manager in 1993 as Senior Vice President responsible for marketing Lazard investment solutions to financial institutions worldwide. Mr. Carroll is a member of the firm’s Global Management and Investment Oversight Committees. He entered the investment field in 1987, joining Shearson Asset Management in New York City as Vice President and National Product Manager. Mr. Carroll later served as First Vice President and Consulting Services Director with Shearson Lehman Brothers. Mr. Carroll attended the University of Utah and currently sits on the Board of Trustees for the Williston Northampton School.

•

Ashish Bhutani is the Chief Executive Officer of the Investment Manager, where from June 2003 to March 2004 he served as Head of New Products and Strategic Planning. Mr. Bhutani also serves as a Vice Chairman of Lazard Ltd and is a member of its Board of Directors. Prior to joining the Investment

Manager in 2003, he was Co-Chief Executive Officer North America of Dresdner Kleinwort Wasserstein from 2001 through 2002, and was a member of its Global Corporate and Markets Board, and its Global Executive Committee. Prior to that, Mr. Bhutani was with Wasserstein Perella Group (the predecessor firm) from 1989 to 2001, where he was Deputy Chairman of Wasserstein Perella Group and Chief Executive Officer of Wasserstein Perella Securities. Mr. Bhutani began his career at Salomon Brothers in 1985 as a Vice President in the fixed income group.

•

Kenneth S. Davidson is President of Davidson Capital Management Corporation and a Senior Advisor at Balestra Capital, Ltd. Previously, he was associated with Aquiline Holdings LLC (from 2006 to June 2012), a New York-based global investment firm, where he was a founding member. From 1977 through 1995, Mr. Davidson was the founder and managing partner of Davidson Weil Associates, and was previously a vice president and senior portfolio manager at Oppenheimer Capital Corporation. He also serves on the boards of several prominent non-profit organizations. Mr. Davidson is a graduate of Colgate University.

•

Nancy A. Eckl has over 20 years of experience working in the mutual fund/investment management field in a wide range of capacities, including investment manager selection/oversight, accounting, compliance and operations. From 1990 to 2006, Ms. Eckl was Vice President of American Beacon Advisors, Inc., an investment management firm, and of the American Beacon Funds (open-end mutual funds). Ms. Eckl also served as Vice President of certain other funds advised by American Beacon Advisors. Ms. Eckl graduated from the University of Notre Dame and is a Certified Public Accountant in the State of Texas.

•

Leon M. Pollack spent 33 years in the financial community, the last 13 as a managing director of the investment firm of Donaldson, Lufkin & Jenrette. Mr. Pollack also is a board member of non-profit organizations. Mr. Pollack received his bachelor’s degree in history from Adelphi University’s College of Arts and Sciences and earned an MA in education from New York University.

•

Richard Reiss, Jr. is the founder and Chairman of Georgica Advisors LLC and its affiliated entities, Reiss Capital Management and Value Insight Partners. Previously, Mr. Reiss was Managing Partner of Cumberland Associates and its three investment funds. Mr. Reiss has served on the boards of a number of companies and non-profit organizations. He received an AB, cum laude, from Dartmouth College and a JD from New York University School of Law.

•

Robert M. Solmson is the President of Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments. Previously, Mr. Solmson was the former Chairman and Chief Executive Officer of RFS Hotel Investors, a real estate investment trust which he formed in 1993. He also served as its President. Mr. Solmson has served on the boards of a number of corporations and non-profit organizations. He graduated from Washington and Lee University.

Set forth below are the names and certain biographical and other information for the Fund’s officers (in addition to Mr. Carroll).

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Nathan A. Paul (40)	Vice President and Secretary (April 2002)	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (54)	Treasurer (May 2003)	Vice President of the Investment Manager

Brian D. Simon (51)	Chief Compliance Officer (January 2009) and Assistant Secretary (November 2002)	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Tamar Goldstein (38)	Assistant Secretary (February 2009)	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (38)	Assistant Treasurer (December 2004)	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)

Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer, except Messrs. St. Clair and Trelles, serves in the same capacity for the other funds in the Lazard Fund Complex. Messrs. St. Clair and Trelles serve in the same capacity for the other Lazard Funds.

Board Committees, Share Ownership and Compensation

The Fund has standing audit and nominating committees, each comprised of its Directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”).

The function of the audit committee is to (1) oversee the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements, (2) assist in Board oversight of the quality and integrity of the Fund’s financial statements and the Fund’s compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund’s independent registered public accounting firm and the Board.

Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund’s outstanding shares or (b) $500,000 of the Fund’s shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.

The audit committee met three times and the nominating committee did not meet during the fiscal year ended December 31, 2012.

The table below indicates the dollar range of each Director’s ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2012.

Portfolio	Ashish Bhutani	Charles L. Carroll	Kenneth S. Davidson	Nancy A. Eckl	Leon M. Pollack	Richard Reiss, Jr.	Robert M. Solmson

Equity Concentrated Portfolio	None	None	None	$1 - $10,000	None	None	None

Strategic Equity Portfolio	None	Over $100,000	None	$1 - $10,000	None	None	None

Mid Cap Portfolio	None	None	None	$1 - $10,000	None	None	None

Small-Mid Cap Portfolio	None	None	None	None	None	None	None

Global Listed Infrastructure Portfolio	Over $100,000	Over $100,000	None	None	None	None	None

International Equity Portfolio	None	None	None	$1 - $10,000	None	None	None

International Equity Select Portfolio	None	None	None	None	None	None	None

International Strategic Portfolio	Over $100,000	None	None	None	None	None	None

International Small Cap Portfolio	None	None	None	None	None	None	None

Emerging Markets Portfolio	None	Over $100,000	None	$10,001 - $50,000	None	None	None

Developing Markets Portfolio	None	$50,001- $100,000	None	None	None	None	None

Emerging Markets Blend Portfolio	Over $100,000	Over $100,000	None	None	None	None	None

Emerging Markets Multi-Strategy Portfolio	None	Over $100,000	None	None	None	None	None

Emerging Markets Debt Portfolio	None	Over $100,000	None	None	None	None	None

Realty Income Portfolio	None	None	None	None	None	None	None

Realty Equity Portfolio	None	None	None	None	None	None	None

Global Realty Portfolio	None	None	None	None	None	None	None

Short Duration Fixed Income Portfolio	None	Over $100,000	None	None	None	None	None

Corporate Income Portfolio	None	Over $100,000	None	None	None	None	None

Capital Allocator Portfolio	Over $100,000	Over $100,000	None	None	None	None	None

Aggregate Holdings of all Lazard Funds	Over $100,000	Over $100,000	None	$50,001- $100,000	None	None	None

As of December 31, 2012, none of the Directors or his or her immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the Lazard Funds: (1) an annual retainer of $100,000, (2) a per meeting in person regular or special meeting fee of $5,000 ($1,500 for telephonic participation), including Board, committee, subcommittee or other special meetings specifically authorized by the Board and held in connection with delegated Fund business, and (3) a telephone Audit Committee or special Board meeting fee of $1,500, with an additional annual fee for the Audit Committee Chair, Nancy A. Eckl, of $5,000. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board. Compensation is, generally, divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. The aggregate amount of compensation paid to each Director for the year ended December 31, 2012 by the Fund and by the funds in the Lazard Fund Complex (comprised of 30 active investment portfolios as of December 31, 2012), was as follows:

Director	Aggregate Compensation from the Fund	Total Compensation from the Lazard Fund Complex

Ashish Bhutani	None	None
Charles L. Carroll	None	None
Kenneth S. Davidson	$113,842	$165,000
Nancy A. Eckl	$113,842	$165,000
Leon M. Pollack	$113,842	$165,000
Richard Reiss, Jr.	$113,842	$165,000
Robert M. Solmson	$112,490	$163,500

The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of the date of this SAI, the Fund’s officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

Portfolio Managers

Team Management. Portfolio managers at the Investment Manager manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. The Investment Manager manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. The Investment Manager manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Portfolio may invest or that may pursue a strategy similar to one of the Portfolio’s component strategies (collectively, “Similar Accounts”), the Investment Manager has procedures in place that are designed to ensure that all accounts are treated fairly and that the Portfolio is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below). In addition, each Portfolio, as a series of a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of the Investment Manager’s management of a Portfolio and Similar Accounts, including the following:

1.

Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the Investment Manager may be perceived as causing accounts it manages to participate in an offering to increase the Investment Manager’s overall allocation of securities in that offering, or to increase the Investment Manager’s ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Investment Manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. These potential allocation and trading conflicts are relevant primarily for all portfolio managers of the Portfolios focusing on small capitalization companies, whose shares tend to have more limited and volatile trading than those of companies with larger market capitalizations (Small-Mid Cap and International Small Cap Portfolios).

2.

Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Portfolios, that they are managing on behalf of the Investment Manager. Although the Investment Manager does not track each individual portfolio manager’s time dedicated to each account, the Investment Manager periodically reviews each portfolio manager’s overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage a Portfolio. As illustrated in the table below, most of the portfolio managers of the Portfolios manage a significant number of Similar Accounts (10 or more) in addition to the Portfolio(s) managed by them.

3.

Generally, the Investment Manager and/or some or all of a Portfolio’s portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Portfolios.

4.

The portfolio managers noted in footnote (#) to the table below manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and the Investment Manger an incentive to favor such Similar Accounts over the corresponding Portfolios. In addition, certain hedge funds managed by the Investment Manager (but not the Portfolios’ portfolio managers) may also be permitted to sell securities short. When the Investment Manager engages in short sales of securities of the type in which a Portfolio invests, the Investment Manager could be seen as harming the performance of the Portfolio for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, the Investment Manager has procedures in place to address these conflicts.

Accounts Managed by the Portfolio Managers. The chart below includes information regarding the members of the portfolio management teams responsible for managing the Portfolios. Specifically, it shows the number of portfolios and assets managed by management teams of which each Portfolio’s portfolio manager is a member. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Michael A. Bennett#	10 (4.9 billion)	6 (181.8 million)	242 (13.9 billion)
Christopher H. Blake#	12 (8.8 billion)	5 (721.0 million)	73 (2.8 billion)
Thomas Boyle**	none	1 (2.9 million)	2 (3.2 million)
Daniel Breslin	8 (2.1 billion)	none	21 (415.9 million)
Rohit Chopra#	9 (19.1 billion)	15 (7.7 billion)	90 (11.9 billion)
David R. Cleary#	1 (228.2 million)	3 (48.9 million)	310 (635.6 million)

Portfolio Manager	Registered Investment Companies ($*)	Other Pooled Investment Vehicles ($*)	Other Accounts ($*)##

Jared Daniels	2 (12.3 million)	4 (222.5 million)	25 (1.7 billion)
Michael DeBernardis#	4 (575.2 million)	4 (280.3 million)	21 (415.7 million)
James M. Donald#	13 (21.4 billion)	19 (7.9 billion)	188 (14.5 billion)
Thomas M. Dzwil	1 (187.3 million)	1 (68.9 million)	4 (373.3 million)
Robert A. Failla#	13 (9.2 billion)	4 (687.8 million)	42 (2.7 billion)
Martin Flood#	17 (10.9 billion)	9 (1.1 billion)	190 (4.8 billion)
Michael G. Fry#	9 (3.7 billion)	5 (178.4 million)	196 (10.0 billion)
Peter Gillespie#	6 (1.3 billion)	6 (416.2 million)	10 (2.0 billion)
George Grimbilas#	1 (19.7 million)	2 (145.6 million)	217 (2.3 billion)
Alex Ingham#	3 (88.9 million)	6 (287.8 million)	5 (319.1 million)
Jai Jacob	6 (2.4 billion)	1 (17.6 million)	5 (812.5 million)
Robin O. Jones	1 (1.2 billion)	1 (3.4 million)	46 (4.0 billion)
Arif T. Joshi#	2 (312.2 million)	24 (1.2 billion)	13 (3.7 billion)
Yvette Klevan	2 (12.3 million)	4 (222.5 million)	25 (1.7 billion)
Antony Knep**	3 (231.2 million)	none	2 (4.8 million)
Christopher Komosa#	1 (228.2 million)	3 (48.9 million)	310 (635.6 million)
Andrew D. Lacey#	17 (11.0 billion)	14 (1.6 billion)	183 (6.1 billion)
Jay P. Leupp	3 (177.2 million)	none	2 (7.1 million)
Mark Little	1 (1.2 billion)	1 (3.4 million)	46 (4.0 billion)
Stephen Marra	6 (2.4 billion)	1 (17.6 million)	5 (812.5 million)
Kevin J. Matthews#	2 (2.1 billion)	none	140 (3.9 billion)
Erik McKee#	11 (19.1 billion)	17 (7.7 billion)	90 (11.9 billion)
John Mulquiney	1 (137.8 million)	5 (965.4 million)	7 (1.4 billion)
Kevin O’Hare#	6 (1.3 billion)	6 (416.2 million)	10 (2.0 billion)
Michael Powers#	9 (3.7 billion)	5 (178.4 million)	196 (10.0 billion)
Eulogio (Joe) Ramos#	1 (19.7 million)	2 (145.6 million)	220 (2.4 billion)
John R. Reinsberg#	7 (2.7 billion)	5 (122.7 million)	72 (8.6 billion)
Warryn Robertson#	1 (137.8 million)	8 (1.2 billion)	16 (5.5 billion)
Paul Rogers**	none	1 (2.9 million)	2 (3.2 million)
David R. Ronco	3 (177.2 million)	none	2 (7.1 million)
Edward Rosenfeld#	1 (62.7 million)	6 (547.1 million)	7 (482.9 million)
Stephen Russell**	none	1 (2.9 million)	2 (3.2 million)
John R. Senesac Jr.#	1 (19.7 million)	2 (145.6 million)	220 (2.4 billion)
Denise S. Simon#	2 (312.2 million)	24 (1.2 billion)	13 (3.7 billion)
Ronald Temple#	12 (9.4 billion)	12 (1.3 billion)	172 (5.8 billion)

*	As of December 31, 2012.

**	As of September 30, 2013.

#	None of the portfolio managers, except as follows, manage any accounts with respect to which the advisory fee is based on the performance of the account:

(1)	Messrs. Bennett and Fry manage one registered investment company and one other account with assets under management of approximately $2.1 billion and $80.3 million, respectively.
(2)	Mr. Blake manages one registered investment company and one other account with assets under management of approximately $6.4 billion and $319.7 million, respectively.
(3)	Messrs. Chopra and McKee manage three other accounts and one other pooled investment vehicle with assets under management of approximately $1.7 billion and $5.4 million, respectively.
(4)	Mr. Cleary manages two other accounts with assets under management of approximately $46.0 million.
(5)	Mr. DeBernardis manages one other pooled investment vehicle with assets under management of approximately $83.4 million.
(6)

Mr. Donald manages one registered investment company, three other accounts and one other pooled vehicle with assets under management of approximately $2.1 billion, $1.7 billion and $5.4 million, respectively.

(7)	Messrs. Failla and Flood manage one registered investment company and one other account with assets under management of approximately $6.4 billion and $319.7 million, respectively.
(8)	Mr. Gillespie manages one other account and one other pooled investment vehicle with assets under management of approximately $1.5 billion and $8.0 million, respectively.
(9)	Mr. Ingham manages one other pooled investment vehicle with assets under management of $83.4 million.
(10)	Mr. Joshi and Ms. Simon manage four other accounts with assets under management of approximately $1.4 billion.
(11)	Mr. Komosa manages two other accounts with assets under management of approximately $46.0 million.
(12)	Messrs. Lacey and Temple manage one registered investment company and one other account with assets under management of approximately $6.4 billion and $319.7 million, respectively.
(13)	Mr. Matthews manages one registered investment company with assets under management of approximately $2.1 billion.
(14)	Mr. O’Hare manages one other account and one other pooled investment vehicle with assets under management of approximately $1.5 billion and $8.0 million, respectively.
(15)	Mr. Powers manages one registered investment company and one other account with assets under management of approximately $2.1 billion and $80.3 million, respectively.
(16)	Mr. Reinsberg manages one other account and three other pooled investment vehicles with assets under management of approximately $80.3 million and $86.1 million, respectively.
(17)	Mr. Robertson manages two other accounts with assets under management of approximately $1.6 billion.
(18)	Mr. Rosenfeld manages two other pooled investment vehicles with assets under management of approximately $149.1 million.

##

Includes an aggregation of any Similar Accounts within managed account programs where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.

Compensation for Portfolio Managers. The Investment Manager’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Fund may invest or pursue a strategy similar to a Portfolio’s strategies. Portfolio managers responsible for managing the Portfolios may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

The Investment Manager compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by the Investment Manager or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Investment Manager’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. The variable bonus for each Portfolio’s portfolio management team in respect of its management of the Portfolio is determined by reference to the corresponding indices listed below. The portfolio manager’s bonus also can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain Portfolios, in shares that vest in two to three years.

Portfolio	Index

Equity Concentrated Portfolio	S&P 500® Index
Strategic Equity Portfolio	S&P 500 Index
Mid Cap Portfolio	Russell Midcap® Index
Small-Mid Cap Portfolio	Russell 2500® Index
Global Listed Infrastructure Portfolio	UBS Global 50/50 Infrastructure & Utilities® Index (Hedged)
International Equity Portfolio	MSCI Europe, Australasia and Far East (EAFE®) Index
International Equity Select Portfolio	MSCI All Country World Index ex-US
International Strategic Portfolio	MSCI EAFE Index
International Small Cap Portfolio	MSCI EAFE Small Cap Index
Emerging Markets Core Portfolio	MSCI Emerging Markets Index
Emerging Markets Portfolio	MSCI Emerging Markets Index
Developing Markets Portfolio	MSCI Emerging Markets Index
Emerging Markets Blend Portfolio	MSCI Emerging Markets Index
Emerging Markets Multi-Strategy Portfolio	MSCI Emerging Markets Index
Emerging Markets Debt Portfolio	50% JPMorgan EMBI Global Diversified Index/
50% JPMorgan GBI-EM Global Diversified Index
Explorer Total Return Portfolio	50% JPMorgan EMBI Global Diversified Index/
50% JPMorgan GBI-EM Global Diversified Index
Realty Income Portfolio	50% Wells Fargo Hybrid and Preferred Securities REIT Index/
50% FTSE NAREIT All Equity REITs Index
Realty Equity Portfolio	FTSE NAREIT All Equity REITs Index
Global Realty Portfolio	FTSE EPRA/NAREIT Global Index
Short Duration Fixed Income Portfolio	Bank of America Merrill Lynch 1-3 Year Treasury Index
Corporate Income Portfolio	Bank of America Merrill Lynch BB-B US Cash Pay Non-Distressed High Yield Index
Global Fixed Income Portfolio	Barclays Capital Global Aggregate Bond Index
Targeted Volatility Portfolio	50/50 MSCI World Index and Barclays Capital Global Aggregate Bond Index
Capital Allocator Portfolio	MSCI World Index

Ownership of Securities. As of December 31, 2012 (except as otherwise noted), the portfolio managers owned the following shares of the Portfolios:

Portfolio/Portfolio Manager	Market Value of Shares*

Equity Concentrated Portfolio
Christopher H. Blake	None
Martin Flood	$10,001-$50,000
Andrew D. Lacey	$500,001-$1,000,000

Strategic Equity Portfolio
Christopher H. Blake	$500,001-$1,000,000
Robert A. Failla	$50,001-$100,000
Martin Flood	$10,001-$50,000
Andrew D. Lacey	$500,001-$1,000,000
Ronald Temple	$100,001-$500,000

Mid Cap Portfolio
Christopher H. Blake	$100,001-$500,000
Daniel Breslin	None
Robert A. Failla	$100,001-$500,000
Martin Flood	$10,001-$50,000
Andrew D. Lacey	$500,001-$1,000,000

Small-Mid Cap Portfolio
Daniel Breslin	None
Michael DeBernardis	$10,001-$50,000
Robert A. Failla	$10,001-$50,000
Andrew D. Lacey	$100,001-$500,000

Global Listed Infrastructure Portfolio
John Mulquiney	None
Warryn Robertson	$10,001-$50,000

International Equity Portfolio
Michael A. Bennett	$100,001-$500,000
Michael G. Fry	None
Michael Powers	$50,001-$100,000
John R. Reinsberg	$100,001-$500,000

International Equity Select Portfolio
Michael A. Bennett	$100,001-$500,000
James M. Donald	None
Michael G. Fry	None
Kevin J. Matthews	None
Michael Powers	$50,001-$100,000
John R. Reinsberg	None

International Strategic Portfolio
Michael A. Bennett	$100,001-$500,000
Robin O. Jones	None
Mark Little	None
John R. Reinsberg	$100,001-$500,000

International Small Cap Portfolio
Alex Ingham	None
John R. Reinsberg	$100,001-$500,000
Edward Rosenfeld	$1-$10,000

Portfolio/Portfolio Manager	Market Value of Shares*

Emerging Markets Core Portfolio**
Thomas Boyle	None
Paul Rogers	None
Stephen Russell	None

Emerging Markets Portfolio
Rohit Chopra	$10,001-$50,000
James M. Donald	$500,001-$1,000,000
Erik McKee	$100,001-$500,000
John R. Reinsberg	$100,001-$500,000

Developing Markets Portfolio
James M. Donald	None
Peter Gillespie	$10,001-$50,000
Kevin O’Hare	$100,001-$500,000
John R. Reinsberg	$500,001-$1,000,000

Emerging Markets Blend Portfolio
James M. Donald	Over $1,000,000
Jai Jacob	$100,001-$500,000
Kevin O’Hare	$100,001-$500,000

Emerging Markets Multi-Strategy Portfolio
Jai Jacob	$50,001-$100,000

Emerging Markets Debt Portfolio
Arif T. Joshi	None
Denise S. Simon	$100,001-$500,000

Realty Income Portfolio
Jay P. Leupp	$500,001-$1,000,000
David R. Ronco	$10,001-$50,000

Realty Equity Portfolio
Jay P. Leupp	$100,001-$500,000
David R. Ronco	$1-$10,000

Global Realty Portfolio
Jay P. Leupp	$100,001-$500,000
David R. Ronco	$1-$10,000
Antony Knep**	None

Short Duration Fixed Income
Eulogio Ramos	$100,001-$500,000
John R. Senesac, Jr.	$50,001-$100,000
George Grimbilas	$10,001-$50,000
David R. Cleary	None

Corporate Income Portfolio
David R. Cleary	None
Thomas M. Dzwil	None

Capital Allocator Portfolio
David R. Cleary	Over $1,000,000

Portfolio/Portfolio Manager	Market Value of Shares*

Christopher Komosa	$100,001-$500,000

*	A portion of Portfolio shares shown as owned by a portfolio manager may consist of shares allocated to the Portfolio under deferred compensations arrangement described above.

**	As of September 30, 2013.

Investment Manager and Investment Management Agreement

The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into an investment management agreement (the “Management Agreement”) with the Fund on behalf of the Portfolios. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Investment Manager, a wholly-owned subsidiary of Lazard Ltd (collectively with the Investment Manager and its other affiliates, “Lazard”), is registered as an investment adviser with the SEC. The Investment Manager provides day-to-day management of the Portfolios’ investments and assists in the overall management of the Fund’s affairs. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

Under the terms of the Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager’s members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under the Management Agreement, the Investment Manager also pays each Portfolio’s office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth in the Prospectus.

As described in the Prospectus, the Investment Manager has agreed to waive its management fees and, if necessary, reimburse each Portfolio, to the extent Total Annual Portfolio Operating Expenses exceed a percentage of the value of the Portfolio’s average daily net assets (shown in the Prospectus), exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (investments in other investment companies) and extraordinary expenses, and excluding shareholder redemption fees or other transaction fees.

For the fiscal years ended December 31, 2010, 2011 and 2012, the management fees payable by each Portfolio, the amounts waived (and reimbursed), by the Investment Manager and the net fees paid to the Investment Manager were as follows:

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2010	Fee Payable For Fiscal Year Ended December 31, 2011	Fee Payable For Fiscal Year Ended December 31, 2012

Equity Concentrated Portfolio	$82,276	$90,343	$389,863

Portfolio	Fee Payable For Fiscal Year Ended December 31, 2010	Fee Payable For Fiscal Year Ended December 31, 2011		Fee Payable For Fiscal Year Ended December 31, 2012

Strategic Equity Portfolio	556,433	532,456		567,107
Mid Cap Portfolio	1,490,077	1,309,722		800,884
Small-Mid Cap Portfolio	933,932	1,677,491		1,826,602
Global Listed Infrastructure Portfolio	820,972	1,605,324		1,125,894
International Equity Portfolio	1,106,469	894,914		850,462
International Equity Select Portfolio	55,433	56,004		62,905
International Strategic Portfolio	2,735,062	3,278,964		6,014,249
International Small Cap Portfolio	503,229	492,830		450,937
Emerging Markets Portfolio	148,785,989	165,270,120		151,690,449
Developing Markets Portfolio	779,690	2,377,995		3,423,720
Emerging Markets Blend Portfolio	103,881	1,071,924		1,670,264
Emerging Markets Multi-Strategy Portfolio	—	317,396		806,772
Emerging Markets Debt Portfolio	—	296,699		1,613,547
Realty Income Portfolio	—	36,893	*	447,491
Realty Equity Portfolio	—	5,715	*	309,718
Global Realty Portfolio	—	5,555	*	35,873
Short Duration Fixed Income Portfolio	—	22,197		46,025
Corporate Income Portfolio	603,838	834,199		992,709
Global Fixed Income Portfolio	—	—		16,123
Capital Allocator Portfolio	2,159,816	2,552,451		2,537,917

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2010	Reduction in Fee For Fiscal Year Ended December 31, 2011		Reduction in Fee For Fiscal Year Ended December 31, 2012

Equity Concentrated Portfolio	$192,613	$189,564		$199,946
Strategic Equity Portfolio	45,899	193,763		202,311
Mid Cap Portfolio	—	—		—
Small-Mid Cap Portfolio	—	—		—
Global Listed Infrastructure Portfolio	48,817	3,000		—
International Equity Portfolio	—	—		—
International Equity Select Portfolio	253,567	235,676		231,523
International Strategic Portfolio	—	—		—
International Small Cap Portfolio	50,665	25,396		30,622
Emerging Markets Portfolio	—	—		—
Developing Markets Portfolio	237,373	20,330		—
Emerging Markets Blend Portfolio	457,173	206,064		39,603
Emerging Markets Multi-Strategy Portfolio	—	293,815		230,588
Emerging Markets Debt Portfolio	—	229,341		66,877
Realty Income Portfolio	—	62,535	*	3,268

Portfolio	Reduction in Fee For Fiscal Year Ended December 31, 2010	Reduction in Fee For Fiscal Year Ended December 31, 2011		Reduction in Fee For Fiscal Year Ended December 31, 2012

Realty Equity Portfolio	—	72,941	*	118,194
Global Realty Portfolio	—	79,081	*	156,071
Short Duration Fixed Income Portfolio	—	224,278		180,327
Corporate Income Portfolio	283,787	284,996		292,518
Global Fixed Income Portfolio	—	—		237,268
Capital Allocator Portfolio	250,976	284,251		274,403

Portfolio	Net Fee Paid For Fiscal Year Ended December 31, 2010	Net Fee Paid For Fiscal Year Ended December 31, 2011		Net Fee Paid For Fiscal Year Ended December 31, 2012

Equity Concentrated Portfolio	$(110,337)	$(99,221)		$189,917
Strategic Equity Portfolio	510,534	338,693		364,796
Mid Cap Portfolio	1,490,077	1,309,722		800,884
Small-Mid Cap Portfolio	933,932	1,677,491		1,826,602
Global Listed Infrastructure Portfolio	772,155	1,602,324		1,125,894
International Equity Portfolio	1,106,469	894,914		850,462
International Equity Select Portfolio	(198,134)	(179,672)		(168,618)
International Strategic Portfolio	2,735,062	3,278,964		6,014,249
International Small Cap Portfolio	452,564	467,434		420,315
Emerging Markets Portfolio	148,785,989	165,270,120		151,690,449
Developing Markets Portfolio	542,317	2,357,665		3,423,720
Emerging Markets Blend Portfolio	(353,292)	865,860		1,630,661
Emerging Markets Multi-Strategy Portfolio	—	23,581		576,184
Emerging Markets Debt Portfolio	—	67,358		1,546,670
Realty Income Portfolio	—	(25,642	)*	444,223
Realty Equity Portfolio	—	(67,226	)*	191,524
Global Realty Portfolio		(73,526	)*	(120,198)
Short Duration Fixed Income Portfolio	—	(202,081)		(134,302)
Corporate Income Portfolio	320,051	549,203		700,191
Global Fixed Income Portfolio	—	—		(221,145)
Capital Allocator Portfolio	1,908,840	2,268,200		2,263,514

*	For the period after September 23, 2011 (the date the Portfolio became a series of the Fund) through December 31, 2011.

The Management Agreement provides that each Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the

Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See “Distribution and Servicing Arrangements.”

As to each Portfolio, the Management Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, the Management Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days’ notice, by the Investment Manager. The Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Proxy Voting

The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund’s proxies in accordance with the Investment Manager’s proxy voting policy, which is attached as Appendix B (the “Proxy Voting Policy”).

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the Investment Manager would vote the proxy in accordance with the principles set forth in the Proxy Voting Policy, including the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Administrator, Custodian and Transfer Agent

The Fund has entered into an administration agreement with State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $42,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion. State Street has agreed to waive $18,750 of the $42,500 annual fee for the Emerging Markets Core, Global Realty, Global Fixed Income and Targeted Volatility Portfolios until each Portfolio’s net assets reach $25 million.

State Street also acts as the Fund’s custodian. As the Fund’s custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio’s assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

Boston Financial Data Services, Inc. (“BFDS”), P.O. Box 8154, Boston, Massachusetts 02266-8154, is the Fund’s transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For its services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. BFDS has agreed to waive the monthly minimum fee for six months after a new Portfolio has commenced operations.

Distributor

Lazard Asset Management Securities LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the distributor of each Portfolio’s shares and conducts a continuous offering pursuant to a “best efforts” arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for any printing and distribution of copies thereof used in connection with the offering to prospective investors.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (the “NYSE”) is open for business. The NYSE is ordinarily closed on the following national holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Swap agreements, such as credit default and interest rate swap agreements and swap agreements with respect to equity securities, are valued by an independent pricing service. Forward currency contracts are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value. Repurchase agreements are valued at the principal amounts plus accrued interest.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations or a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined by, or in accordance with procedures approved by, the Board.

Calculation of a Portfolio’s net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board, may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of foreign securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ net asset values.

PORTFOLIO TRANSACTIONS

General

Subject to the supervision of the Board, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios’ securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager’s knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager’s knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount.

To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the SEC thereunder, the Fund’s Board has determined that securities transactions for a Portfolio may be executed through a broker-dealer that may be deemed to be an affiliate of the Investment Manager if, in the judgment of the Investment Manager, the use of the broker-dealer is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the broker-dealer charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

The portfolio turnover in the Equity Concentrated Portfolio was elevated in 2012 as a result of implementation of the strategy change effective May 31, 2012. The portfolio turnover in the Global Listed Infrastructure Portfolio was elevated in 2012 due to a significant decrease in cash flows. The portfolio turnover in the Emerging Markets Multi-Strategy Portfolio was elevated in 2012 due to an allocation to a new investment strategy. The portfolio turnover in the Emerging Markets Debt Portfolio was elevated in 2012 due to an increase in Portfolio share purchases and related portfolio trading activity. The portfolio turnover in the Realty Income Portfolio was lower in 2012 than in 2011 due to reduced market volatility, which allowed for longer average holding time for Portfolio positions.

The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2012:

Portfolio	Broker/Dealer	Value on December 31, 2012 (in $000s)

Equity Concentrated Portfolio	State Street Bank and Trust Company	$13,156

Strategic Equity Portfolio	State Street Bank and Trust Company	1,324
	Citigroup, Inc.	2,556

Mid Cap Portfolio	State Street Bank and Trust Company	923

Small-Mid Cap Portfolio	State Street Bank and Trust Company	10,244

Global Listed Infrastructure Portfolio	State Street Bank and Trust Company	1,996

International Equity Portfolio	State Street Bank and Trust Company	3,105

International Equity Select Portfolio	State Street Bank and Trust Company	100

International Strategic Portfolio	State Street Bank and Trust Company	20,768

International Small Cap Portfolio	State Street Bank and Trust Company	379

Emerging Markets Portfolio	State Street Bank and Trust Company	162,902

Developing Markets Portfolio	State Street Bank and Trust Company	9,267

Emerging Markets Blend Portfolio	State Street Bank and Trust Company	8,062

Emerging Markets Multi-Strategy Portfolio	State Street Bank and Trust Company	11,223

Emerging Markets Debt Portfolio	State Street Bank and Trust Company	945

Realty Income Portfolio	State Street Bank and Trust Company	7,119

Realty Equity Portfolio	State Street Bank and Trust Company	2,014

Global Realty Portfolio	State Street Bank and Trust Company	27

Short Duration Fixed Income Portfolio	State Street Bank and Trust Company	461

Corporate Income Portfolio	State Street Bank and Trust Company	9,101

Global Fixed Income Portfolio	State Street Bank and Trust Company	29
	Credit Suisse USA, Inc.	27
	JPMorgan Chase & Co.	75
	Goldman Sachs Group, Inc.	29

Capital Allocator Portfolio	State Street Bank and Trust Company	37,898

Portfolio	Broker/Dealer	Value on December 31, 2012 (in $000s)

	JPMorgan Chase & Co.	10,939

Research and Statistical Information

Consistent with the requirements of best execution, brokerage commissions on a Portfolio’s transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager’s overall responsibilities with respect to the accounts as to which it exercises investment discretion.

The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund’s custodian for valuation purposes.

Any research received in respect of a Portfolio’s brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

Brokerage Commissions

In connection with its portfolio securities transactions for the fiscal years ended December 31, 2010, 2011 and 2012, each Portfolio indicated below paid brokerage commissions as follows:

Year Ended December 31, 2010

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$12,154	—	—	—
Strategic Equity Portfolio	59,829	—	—	—
Mid Cap Portfolio	298,697	—	—	—
Small-Mid Cap Portfolio	286,462	—	—	—
Global Listed Infrastructure Portfolio	207,744	—	—	—
International Equity Portfolio	191,771	—	—	—
International Equity Select Portfolio	11,069	—	—	—
International Strategic Portfolio	561,562	—	—	—
International Small Cap Portfolio	64,082	—	—	—
Emerging Markets Portfolio	17,956,656	—	—	—
Developing Markets Portfolio	316,617	—	—	—
Emerging Markets Blend Portfolio	82,122	—	—	—
Capital Allocator Portfolio	273,454	—	—	—

Year Ended December 31, 2011

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$12,856	—	—	—
Strategic Equity Portfolio	73,209	—	—	—
Mid Cap Portfolio	295,660	—	—	—
Small-Mid Cap Portfolio	445,159	—	—	—
Global Listed Infrastructure Portfolio	603,920	—	—	—
International Equity Portfolio	140,222	—	—	—
International Equity Select Portfolio	9,681	—	—	—
International Strategic Portfolio	758,970	—	—	—
International Small Cap Portfolio	46,907	—	—	—
Emerging Markets Portfolio	14,507,822	—	—	—
Developing Markets Portfolio	669,193	—	—	—
Emerging Markets Blend Portfolio	240,490	—	—	—
Emerging Markets Multi-Strategy Portfolio	63,503	—	—	—
Emerging Markets Debt Portfolio	—	—	—	—
Realty Income Portfolio*	21,808	—	—	—
Realty Equity Portfolio*	1,474	—	—	—
Global Realty Portfolio*	1,415	—	—	—
Short Duration Fixed Income Portfolio	—	—	—	—
Corporate Income Portfolio	—	—	—	—
Capital Allocator Portfolio	502,298	—	—	—

*	For the period after September 23, 2011 (the date the Portfolio became a series of the Fund) through December 31, 2011.

Year Ended December 31, 2012

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

Equity Concentrated Portfolio	$99,715	—	—	—
Strategic Equity Portfolio	56,766	—	—	—
Mid Cap Portfolio	173,405	—	—	—
Small-Mid Cap Portfolio	321,898	—	—	—
Global Listed Infrastructure Portfolio	99,160	—	—	—
International Equity Portfolio	137,356	—	—	—
International Equity Select Portfolio	9,616	—	—	—
International Strategic Portfolio	1,602,331	—	—	—

Portfolio	Total Brokerage Commissions Paid	Amount of Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Commissions Paid to Lazard	Percentage of Total Brokerage Transactions Effected Through Lazard

International Small Cap Portfolio	67,994	—	—	—
Emerging Markets Portfolio	12,165,108	—	—	—
Developing Markets Portfolio	827,885	—	—	—
Emerging Markets Blend Portfolio	376,620	—	—	—
Emerging Markets Multi-Strategy Portfolio	117,869	—	—	—
Emerging Markets Debt Portfolio	—	—	—	—
Realty Income Portfolio	157,921	—	—	—
Realty Equity Portfolio	84,769	—	—	—
Global Realty Portfolio	3,264	—	—	—
Short Duration Fixed Income Portfolio	—	—	—	—
Corporate Income Portfolio	—	—	—	—
Global Fixed Income Portfolio	—	—	—	—
Capital Allocator Portfolio	303,170	—	—	—

The aggregate amount of transactions during the fiscal year ended December 31, 2012 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:

Portfolio	Transaction Amount	Commissions and Concessions

Equity Concentrated Portfolio	$204,525,007	$99,715
Strategic Equity Portfolio	96,656,720	56,766
Mid Cap Portfolio	290,877,641	173,405
Small-Mid Cap Portfolio	512,123,136	321,898
Global Listed Infrastructure Portfolio	75,560,516	99,160
International Equity Portfolio	111,482,946	137,356
International Equity Select Portfolio	8,805,951	9,616
International Strategic Portfolio	1,282,212,715	1,602,331
International Small Cap Portfolio	59,392,071	67,994
Emerging Markets Portfolio	6,653,323,077	12,165,108
Developing Markets Portfolio	543,080,690	827,885
Emerging Markets Blend Portfolio	273,911,665	376,620
Emerging Markets Multi-Strategy Portfolio	97,677,379	117,869
Emerging Markets Debt Portfolio	—	—
Realty Income Portfolio	98,784,985	157,921
Realty Equity Portfolio	96,948,917	84,769
Global Realty Portfolio	4,266,158	3,264
Short Duration Fixed Income Portfolio	—	—
Corporate Income Portfolio	—	—
Global Fixed Income Portfolio	—	—
Capital Allocator Portfolio	665,511,626	303,170

Simultaneous Investments; Overlapping Positions

Investment decisions for each Portfolio are made independently from those of the other Portfolios and other accounts managed by the Investment Manager. If, however, such other Portfolios or accounts desire to invest in, or dispose of, the same securities as a Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio. In some cases, the Investment Manager may seek to limit the number of overlapping investments by similar Portfolios (securities of an issuer held in more than one Portfolio) so that shareholders invested in such Portfolios may achieve a more diverse investment experience. In such cases, a Portfolio may be disadvantaged by the Investment Manager’s decision to purchase or maintain an investment in one Portfolio to the exclusion of one or more other Portfolios (including a decision to sell the investment in one Portfolio so that it may be purchased by another Portfolio).

Allocations of Limited Offerings (All Portfolios, except Emerging Markets Debt, Explorer Total Return, Short Duration Fixed Income, Corporate Income and Global Fixed Income Portfolios)

Under the Investment Manager’s trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a “Limited Offering”), the Investment Manager will generally allocate Limited Offering shares among client accounts, including the Portfolios, pro rata based upon the aggregate asset size (excluding leverage) of the account. The Investment Manager may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Investment Manager to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. The Investment Manager’s allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

DISCLOSURE OF PORTFOLIO HOLDINGS

It is the policy of the Fund to protect the confidentiality of the Portfolios’ holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose the Portfolios’ holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings information is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

In accordance with the foregoing, the Fund provides portfolio holdings information to ratings services or third party service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund’s policies and procedures regarding such disclosure. Such service providers currently include the Fund’s investment manager, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc., Morningstar, Inc., Bloomberg, BNY Mellon Analytical Services, LLC, Canterbury Consulting Incorporated and Thomson Vestek, Inc. The Fund also provides portfolio holdings information to Market Street Trust Company, Kaiser Foundation Hospitals and Mercer Global Investments pursuant to confidentiality agreements. Service providers receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

Disclosure of portfolio holdings information may be authorized only by the Fund’s Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. The service providers that receive portfolio holdings information from the Fund as described above, and any additions to this list of service providers, are reported to the Fund’s Board for its review. Any exceptions to the Fund’s portfolio holdings disclosure policy are reported to the Board.

The Investment Manager currently manages certain multi-strategy (“Multi-Strat”) investment strategies. Using these strategies, the Investment Manager’s Multi-Strat portfolio management team may allocate assets managed in separate accounts, mutual funds, private investment funds or other available vehicles among various strategies and vehicles managed by other portfolio management teams, including allocating assets to a Portfolio or a Portfolio’s strategy or a similar strategy managed by a Portfolio’s portfolio management team. For example, the emerging market Multi-Strat strategy may allocate assets to the Emerging Markets Portfolio and the Developing Markets Portfolio, as well as certain other emerging market-related strategies managed by these Portfolios’ portfolio management teams. The Investment Manager’s Multi-Strat portfolio management team will allocate assets to a Portfolio or a related strategy in its discretion, consistent with the investment objectives and guidelines associated with the relevant client’s account. In making these allocation decisions, the Multi-Strat portfolio management team will have access to detailed information related to the underlying strategies that may not be available to other investors or clients. This includes, but is not limited to, Portfolio holdings information, transaction detail and performance information and access to the Portfolios’ portfolio management teams. The Investment Manager has implemented procedures designed to ensure that the Multi-Strat portfolio management team does not trade in a way that disadvantages other Portfolio shareholders.

Certain Portfolios are managed by allocation between or among investment strategies managed by the Investment Manager. Quarterly performance of the investment strategies comprising these Portfolios’ investments is available to Portfolio shareholders on request by calling (800) 823-6300.

HOW TO BUY AND HOW TO SELL SHARES

General

Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

Each Portfolio may, in its discretion, accept securities in payment for shares of the Portfolio. Securities may be accepted in payment for shares only if the securities are, in the judgment of the Investment Manager, appropriate investments for the Portfolio. In addition, securities accepted in payment for Portfolio shares must meet the Portfolio’s investment objective and policies and be acquired by the Portfolio for investment and not for resale. A Portfolio or the Investment Manager may impose additional conditions on accepting securities in payment for Portfolio shares. The contribution of securities to the Portfolio may be a taxable transaction to the shareholder.

Purchases through the Transfer Agent

Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

Service Agents

The Fund has authorized one or more brokers and other financial intermediaries (“Service Agents”) to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent’s authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio’s net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

Exchange Privileges and Conversion Features

The Fund may, in its discretion, accept requests by a shareholder or Service Agent to exchange or convert holdings of one class of Portfolio shares for a different class of shares of the same Portfolio, or to exchange shares of one class of a Portfolio into shares of the same class of another Portfolio. Exchange or conversion requests from one class of Portfolio shares for a different class of the same Portfolio may include situations when a shareholder becomes a client of a Service Agent that is not authorized to accept on the Fund’s behalf purchase and redemption orders in the class of shares held by the shareholder. For federal income tax purposes, a same-Portfolio share class exchange is not expected to result in the realization by the investor of a capital gain or loss; however, shareholders are advised to consult with their own tax advisers with respect to the particular tax consequences to shareholders of an investment in a Portfolio.

Redemption Fee

Each Portfolio other than Short Duration Fixed Income Portfolio will impose a redemption fee equal to 1.00% of the net asset value of shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired, calculated as described in the Prospectus. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee may be waived, modified or terminated at any time, or from time to time.

Redemption Commitment

The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio’s investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

Suspension of Redemptions

The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Portfolio’s investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the SEC by order may permit to protect the Portfolio’s shareholders.

DISTRIBUTION AND SERVICING ARRANGEMENTS

Distribution and Servicing Plan for Open Shares

Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund’s Board pursuant to Rule 12b-1 (the “Rule”) adopted by the SEC under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio’s Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of 0.25% of the average daily net assets of the Portfolio’s Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a “service fee” as defined in Conduct Rules of FINRA. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund’s Board believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of its Open Shares.

A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders’ approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board and by the Independent Directors of the Fund who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio’s Open Shares.

For the fiscal year ended December 31, 2012, the Portfolios paid the Distributor the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:

Portfolio	Amount Paid Under Distribution and Servicing Plan For Fiscal Year Ended December 31, 2012

Equity Concentrated Portfolio	$1,046
Strategic Equity Portfolio	22,091
Mid Cap Portfolio	115,695
Small-Mid Cap Portfolio	46,353
Global Listed Infrastructure Portfolio	27,209
International Equity Portfolio	51,896
International Equity Select Portfolio	6,587
International Strategic Portfolio	442,039
International Small Cap Portfolio	44,239
Emerging Markets Portfolio	6,701,565
Developing Markets Portfolio	196,950
Emerging Markets Blend Portfolio	76,088
Emerging Markets Multi-Strategy Portfolio	1,643
Emerging Markets Debt Portfolio	1,942
Realty Income Portfolio	53,994
Realty Equity Portfolio	92,985
Global Realty Portfolio	4,096
Short Duration Fixed Income Portfolio	93
Corporate Income Portfolio	11,552
Global Fixed Income Portfolio	66
Capital Allocator Portfolio	10,986

Payments by the Investment Manager or Distributor for Institutional and Open Shares

The Investment Manager or the Distributor may provide additional cash payments out of its own resources to financial intermediaries that sell shares and/or provide other services. Such payments are in addition to any Service Payments (as defined in the Prospectus), including fees paid by the Fund under Rule 12b-1. These additional payments may be paid to intermediaries that provide shareholder servicing and administration and/or marketing and related administrative support; opportunities to participate in conferences and educational workshops, meetings and events; and/or access to and information about sales meetings and conferences and sales representatives, financial advisors or management personnel of the intermediary. Cash compensation also may be paid to financial intermediaries in connection with consideration or inclusion of the Fund for or on a “recommended” or similar list, including a preferred or select sales list, or in other programs. In some cases, these payments may create an incentive for a financial intermediary or its representatives to recommend or sell Fund shares. Shareholders or potential shareholders should contact their financial intermediary representative for details about any payments the representative or the financial intermediary may receive in connection with the sale of Fund shares or the provision of services to the Fund.

From time to time, the Investment Manager or the Distributor also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts or meals, event tickets or other entertainment; support for due diligence trips; educational conference sponsorship; support for recognition programs; and other forms of cash or non-cash compensation permissible under applicable broker-dealer regulations.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to declare as a dividend on the outstanding shares of Emerging Markets Debt Portfolio, Explorer Total Return Portfolio, Short Duration Fixed Income Portfolio, Corporate Income Portfolio and Global Fixed Income Portfolio substantially all of each Portfolio’s net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of these Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of a Portfolio prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

For Global Listed Infrastructure Portfolio and Realty Income Portfolio, dividends from net investment income, if any, are paid quarterly.

Dividends from net investment income, if any, on all other Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares and R6 Shares because of the higher expenses borne by Open Shares. Any differences between the expenses of Institutional Shares and R6 Shares will result in corresponding differences in the per share dividends paid to Institutional Shares and R6 Shares. Investment income for a Portfolio includes, among other things, dividends and interest income, accretion of market and original issue discount and amortization of premium, as applicable.

With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder’s distribution option automatically will be converted to having all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXATION

The following is only a general summary of some of the important federal income tax considerations generally affecting each Portfolio and its shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each Portfolio’s activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting a Portfolio or its shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investing in a particular Portfolio.

Taxation of the Portfolios

Each Portfolio intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a Portfolio will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a Portfolio must, among other things: (a) derive in each taxable year (the “gross income test”) at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTPs,” as defined below); (b) diversify its holdings (the “asset diversification test”) so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio’s assets is represented by cash and cash items (including receivables), US Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Portfolio’s total assets is invested in the securities (other than US Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Portfolio controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of the Portfolio’s investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Section 7704(d) of the Code, but does not include a partnership that derives 90% of its gross income from sources described in Section 851(b)(2)(A) of the Code. Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a Portfolio’s assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the US Treasury Department has the authority to issue regulations (possibly with retroactive effect) treating a RIC’s foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC’s principal business of investing in stock or securities.

A Portfolio’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for US federal income tax purposes. The treatment of particular MLPs for US federal income tax purposes will affect the extent to which a Portfolio can invest in MLPs. The US federal income tax consequences of a Portfolio’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC’s failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC’s non-qualifying gross income exceeds (y) one-ninth of the RIC’s qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC’s failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC’s assets at the end of such quarter and (ii) $10,000,000 (a “de minimis failure”), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC’s failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a Portfolio were to fail to qualify as a RIC in any taxable year, the Portfolio would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a 20% preferential maximum tax rate in respect of “qualified dividend income” in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the Portfolio’s shares (as described below). In addition, a Portfolio could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a Portfolio’s “required distribution” over its actual distributions in any calendar year. Generally, the required distribution is 98% of a Portfolio’s ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the Portfolio is permitted to so elect and so elects) plus undistributed amounts from prior years. Each Portfolio generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Each Portfolio may in certain years use “equalization accounting” in determining the portion of its net investment income and net realized capital gains that has been distributed. A Portfolio that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gain to redemptions of Portfolio shares and will reduce the amount of such income and/or gain that it distributes in cash. The Internal Revenue Service (the “IRS”) has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a Portfolio is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such Portfolio may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A Portfolio’s investments in partnerships, including in QPTPs, may result in the Portfolio being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Portfolio Distributions

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing Portfolio’s earnings and profits, regardless of whether you receive your distributions in cash or have them reinvested in additional Portfolio shares. Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Portfolio will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of “net capital gain,” that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the Portfolio as capital gain dividends (“capital gain dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC’s next taxable year, and that portion of the RIC’s net capital loss consisting of the excess (if any) of the RIC’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC’s next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Portfolio before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a Portfolio during October, November or December to shareholders of record on a date in any such month and paid by the Portfolio during the following January generally will be treated for federal tax purposes as paid by the Portfolio and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

In certain cases, a Portfolio may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the Portfolio may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the Portfolio will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the Portfolio on the gain and (iii) increase the tax basis for his or her shares in the Portfolio by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US individual shareholders may be eligible for the same preferential tax rates applicable to long-term capital gain to the extent that the Portfolio’s income consists of dividends paid by US corporations and certain “qualified foreign corporations” on shares that have been held by the Portfolio for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a “qualified foreign corporation” does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company (“PFIC,” discussed below). In order to be eligible for the preferential rate, the shareholder in the Portfolio must have held his or her shares in the Portfolio for at least 61 days during the 121-day period commencing 60 days before the Portfolio shares become ex-dividend. Additional restrictions on a shareholder’s qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a Portfolio to US corporate shareholders may be eligible for the dividends received deduction to the extent that the Portfolio’s income consists of dividends paid by US corporations (other than REITs) on shares that have been held by the Portfolio for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a Portfolio will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), or to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the Portfolio or by application of the Code. It is anticipated that dividends (other than capital gain dividends) paid by the Equity Concentrated, Strategic Equity, Mid Cap, Small-Mid Cap, Global Listed Infrastructure and Capital Allocator Portfolios may be eligible for the dividends-received deduction, but that dividends paid by the other Portfolios will not be eligible for the dividends-received deduction.

If a Portfolio makes a distribution that is or is considered to be in excess of its current and accumulated “earnings and profits” for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of US individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person’s “modified adjusted gross income” (or, in the case of an estate or trust, its “adjusted gross income”) over a threshold amount.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a Portfolio will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares of a Portfolio will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, all or a portion of any loss realized upon a taxable disposition of shares of a Portfolio will be disallowed if other substantially identical shares of the Portfolio are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

If a shareholder recognizes a loss with respect to shares of a Portfolio of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

The Portfolios (or their administrative agent) are required to report to the IRS and furnish to Portfolio shareholders the cost basis information and holding period for Portfolio shares purchased on or after January 1, 2012, and redeemed on or after that date. The Portfolios will permit Portfolio shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the Portfolios will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Portfolio shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

PFICs

Certain Portfolios that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for US federal income tax purposes. A Portfolio that owns shares of a PFIC may be subject to US federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, a Portfolio owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC “to market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Portfolio’s taxable year. Such gains and losses are treated as ordinary income and loss. Alternatively, a Portfolio may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF”), in which case the Portfolio will be required to include in its income annually its share of the QEF’s income and net capital gains, regardless of whether the Portfolio receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the Portfolio and, accordingly, cannot offset other income and/or gains of the Portfolio. A Portfolio may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Portfolio to avoid taxation. Making either of these elections therefore may require a Portfolio to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Portfolio’s total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-US Taxes

Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes.

If more than 50% of the value of a Portfolio’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a Portfolio’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, that Portfolio may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by that Portfolio. If that Portfolio so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that Portfolio, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the Portfolio representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the Portfolio for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the Portfolio must also meet this holding period requirement with respect to its foreign stocks and securities in order for “creditable” taxes to flow-through.

It is anticipated that each of Global Listed Infrastructure, International Equity, International Equity Select, International Strategic, International Small Cap, Emerging Markets Core, Emerging Markets, Developing Markets, Emerging Markets Blend, Emerging Markets Multi-Strategy, Emerging Markets Debt, Explorer Total Return, Global Realty and Global Fixed Income Portfolios will be operated so as to meet the requirements of the Code to “pass through” to shareholders credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables, or expenses or other liabilities, denominated in a foreign currency and the time that Portfolio actually collects such income or receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A Portfolio’s investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a Portfolio. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Portfolio has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid Portfolio-level taxation.

Payments with Respect to Securities Loans

A Portfolio’s participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a Portfolio in place of dividends earned on the security during the period that such security was not directly held by a Portfolio may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a Portfolio will not qualify as a foreign tax paid by such Portfolio and therefore cannot be passed through to shareholders even if the Portfolio meets the requirements described in “Non-US Taxes,” above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities

A Portfolio’s investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the Portfolio to accrue and distribute income not yet received. Similarly, a Portfolio’s investment in payment-in-kind securities will give rise to income which is required to be distributed even though the Portfolio receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a Portfolio may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Certain Higher-Risk and High Yield Securities

Certain Portfolios may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a Portfolio. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a Portfolio should recognize market discount on such a debt obligation, when a Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent a Portfolio may take deductions for bad debts or worthless securities and how a Portfolio shall allocate payments received on obligations in default between principal and interest. These and other related issues will be addressed by a Portfolio if it invests in such securities as part of the Portfolio’s efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to US federal income or excise tax.

Investing in Mortgage Entities

Special tax rules may apply to the investments by a Portfolio in entities which invest in or finance mortgage debt. Such investments include residual interests in real estate mortgage investment conduits (“REMICs”) and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each Portfolio, other than the Corporate Income Portfolio which may hold residual interests in REMICs, not to make such investments, there is no guarantee that a Portfolio will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a Portfolio receiving excess inclusion income (“EII”) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the Portfolio being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income (“UBTI”). In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not US persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a Portfolio and its shareholders, especially if a Portfolio has state or local governments or other tax-exempt organizations as shareholders.

Investments in Pass-Through Entities

Some amounts received by a Portfolio with respect to certain investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Portfolio will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Portfolio does not dispose of the MLP, the Portfolio likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Portfolio must take such income into account in determining whether the Portfolio has satisfied its distribution requirements. The Portfolio may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Portfolio to sell securities or borrow money at such time.

Tax-Exempt Shareholders

Under current law, each Portfolio serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Portfolio if shares in the Portfolio constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a Portfolio recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each Portfolio generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the Portfolio with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable Portfolio that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the Portfolio to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s US federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-US) Shareholders

US taxation of a shareholder of a Portfolio who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation, each as defined in the Code (a “foreign shareholder”), depends on whether the income of the Portfolio is “effectively connected” with a US trade or business carried on by the shareholder.

Income Not Effectively Connected. Subject to the discussion below, if the income from a Portfolio is not “effectively connected” with a US trade or business carried on by the foreign shareholder, distributions of investment company taxable income will generally be subject to US tax at the rate of 30% (or lower treaty rate, except in the case of any EII allocated to the shareholders), which tax is generally withheld from such distributions. Capital gain dividends and any amounts retained by a Portfolio which are properly reported by the Portfolio as undistributed capital gains will not be subject to US tax, except in limited circumstances. In the case of a foreign shareholder, a Portfolio may be required to withhold US income tax on distributions of net capital gain unless the foreign shareholder certifies his or her non-US status under penalties of perjury or otherwise establishes an exemption (generally by providing a US Tax Form W-8BEN).

For taxable years of a Portfolio beginning before January 1, 2014, properly-reported dividends are generally exempt from US withholding tax where they (i) are paid in respect of the Portfolio’s “qualified net interest income” (generally, the Portfolio’s US source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Portfolio is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the Portfolio’s “qualified short-term capital gains” (generally, the excess of the Portfolio’s net short-term capital gain over the Portfolio’s long-term capital loss for such taxable year). However, depending on its circumstances, the Portfolio may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). In the case of shares of a Portfolio held through an intermediary, the intermediary may withhold even if the Portfolio designates the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

If the Portfolio is a “US real property holding corporation,” or would be but for the operation of certain exclusions, distributions by the Portfolio that are realized on account of certain capital gain dividends from REITs and, for calendar years before 2014, gains from the sales or exchanges of “United States real property interests,” will generally cause the foreign shareholder to be treated as recognizing such gain as income effectively connected with a US trade or business (subject to the rules described below for effectively connected income). Generally, the Portfolio is required to withhold at a 35% rate on a distribution to a foreign shareholder attributable to such gains, and such a distribution may subject a foreign shareholder to a US tax filing obligation and may create a branch profits tax liability for foreign corporate shareholders. Under a de minimis exception to the rule described above, if a foreign shareholder has not held more than 5% of the Portfolio’s shares at any time during the one-year period ending on the date of the distribution, the foreign shareholder is not treated as receiving a distribution attributable to gains from US real property interests or capital gain dividends from REITs, but is, instead, treated as receiving an ordinary distribution subject to US tax at the rate of 30% (or lower treaty rate).

Any gain that a foreign shareholder realizes upon the sale or exchange of shares of a Portfolio will ordinarily be exempt from US tax unless at any time during the shorter of the period during which the foreign shareholder held such shares and the five-year period ending on the date of the disposition of those shares, the Portfolio was a US real property holding corporation and the foreign shareholder actually or constructively held more than 5% of the Portfolio’s shares. In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as for a US shareholder. A corporation is a “US real property holding corporation” if the fair market value of its US real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. Notwithstanding the foregoing, gains recognized in calendar years before 2014 upon a disposition of shares of a Portfolio will not be subject to US income or withholding taxes if the Portfolio is “domestically controlled” (as such term is defined in the Code).

Foreign shareholders that engage in certain “wash sale” and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a Portfolio that would be treated as gain effectively connected with a United States trade or business may be treated as having received such distributions. Foreign shareholders of a Portfolio should consult their tax advisors regarding the application of the foregoing rule.

Income Effectively Connected. If the income from a Portfolio is “effectively connected” with a US trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Portfolio which are reported by the Portfolio as undistributed capital gains, and any gains realized upon the sale or exchange of shares of the Portfolio will be subject to US income tax at the graduated rates applicable to US citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein.

Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Portfolio.

The Hiring Incentives to Restore Employment Act

Under provisions of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the “HIRE Act”), certain payments of US source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce US source dividends or interest (all such payments, “withholdable payments”), which are made to a “foreign financial institution,” which term may include certain non-US shareholders of a Portfolio or certain Portfolio investments, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, “United States accounts”), and prescribed reporting requirements in respect of its United States accounts. Further, a 30% withholding tax may apply in respect of “passthru payments” made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations. The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities. The scope of the applicable HIRE Act provisions is not entirely clear and no assurance can be given that some or all of the income of a Portfolio, and/or certain of the Portfolio’s shareholders or investments will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder’s interest in the Portfolio. To comply with the requirements of the HIRE Act, a Portfolio may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and shareholders of a Portfolio will be required to waive the application of any non-US laws which, but for such waiver, would prevent the Portfolio or any other person or entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by the HIRE Act, such shareholders will be required to obtain similar waivers from their direct and indirect owners). While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have provided for a phased-in implementation of these withholding provisions beginning in 2014.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a “specified foreign financial asset” if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a Portfolio.

All non-US shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a Portfolio.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a Portfolio as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of Portfolio shares may be subject to state, local and foreign taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-US taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-US tax consequences of an investment in shares and the particular tax consequences to them of an investment in a Portfolio.

ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

As of November 20, 2013, no person owned of record or was known by the Fund to own beneficially 5% or more of a Class of the indicated Portfolio’s outstanding voting securities except the following:

Name and Address	Percentage of Total Institutional Shares Outstanding

Equity Concentrated Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	42%

Equitable Trust Company
4400 Harding Road, Suite 310
Nashville, TN 37205-2314	28%

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	22%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	7%

Strategic Equity Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	39%

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	29%

JPMorgan Chase as Trustee FBO
Bemis Investment Incentive Plan
11500 Outlook Street
Overland Parks, KS 66211-1804	12%

Mac & Co.
Attn: Mutual Fund Ops
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198	11%

Mid Cap Portfolio

State Street Bank as Trustee for Olin Corporation Contribution Employee Ownership Plan
105 Rosemont Avenue
Westwood, MA 02090	44%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	31%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	10%

National Financial Services Corp.
FBO Its Customers
499 Washington Boulevard
Jersey City, NY 07310-2010	6%

Small-Mid Cap Portfolio

Mac & Co.
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198	47%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	10%

Alaska Retirement Management Board
State Street Bank & Trust Co.
2 Avenue de Lafayette
Boston, MA 02111-1724	5%

Global Listed Infrastructure Portfolio

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281	20%

Saxon & Co.
P.O. Box 7780
Philadelphia, PA 19182-0001	18%

Charles Schwab & Co., Inc.
FBO Its Customers
2ll Main Street
San Francisco, CA 94105-1905	17%

Genworth Financial Trust Company
3200 North Central Avenue, Floor 7
Phoenix, AZ 85012	10%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	6%

International Equity Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
2ll Main Street
San Francisco, CA 94105-1905	10%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	9%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	8%

National Financial Services Crop.
FBO Its Customers
499 Washington Boulevard, Floor 5
Jersey City, NJ 07310-2010	7%

International Equity Select Portfolio

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	69%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	9%

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	9%

International Strategic Portfolio

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281	11%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	11%

International Small Cap Portfolio

Wells Fargo Bank
P.O. Box 1533
Minneapolis, MN 55480	36%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	31%

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281	26%

Emerging Markets Core Portfolio

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-0015	100%

Emerging Markets Portfolio

National Financial Services Corp.
FBO Its Customers
One World Financial Center
200 Liberty Street
New York, NY 10281	19%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	11%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	9%

First Clearing, LLC
FBO Its Customers
2801 Market Street
St. Louis, MO 63103-2523	7%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484	6%

Developing Markets Portfolio

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	22%

Edward D Jones & Co.
201 Progress Parkway
Maryland Heights, MO 63043-3009	18%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	12%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484	11%

National Financial Services, LLC
FBO Its Customers
One World Financial Center
200 Liberty Street, 5th Floor
New York, NY 10281	11%

Charles Schwab & Co.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	5%

Emerging Markets Blend Portfolio

National Financial Services Corp.
200 Liberty Street
One World Financial Center
New York, NY 10281-1003	18%

Charles Schwab & Co.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	16%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	6%

First Clearing, LLC
FBO Its Customers
2801 Market Street
St. Louis, MO 63103-2523	5%

Emerging Markets Multi-Strategy Portfolio

Mac & Co.
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198	31%

National Financial Services Corp.
200 Liberty Street
One World Financial Center
New York, NY 10281-1003	25%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	12%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	11%

TD Ameritrade Trust Company
P.O. Box 17748
Denver, CO 80217-0748	8%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	6%

Emerging Markets Debt Portfolio

Wells Fargo Bank, N.A.
FBO Customers
P.O. Box 1533
Minneapolis, MN 55480-1533	35%

Mac & Co.
525 William Penn Place
Pittsburgh, PA 15230-3198	17%

Windstream Master Trust
4001 North Rodney Parham Road
Little Rock, AZ 72212-2459	13%

Volvo Group Retirement Trust
7825 National Service Road
Greensboro, NC 27409-9667	9%

National Financial Services Corp.
200 Liberty Street
One World Financial Center
New York, NY 10281-1003	7%

Realty Income Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	30%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	23%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	20%

National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	15%

Maril & Co.
c/o M&I Trust Co.
11270 West Park Place, Suite 400
Milwaukee, WI 53224-3638	5%

Realty Equity Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	26%

National Financial Services Corp.
200 Liberty Street
One World Financial Center
New York, NY 10281-1003	10%

Raymond James & Assoc., Inc.
FBO Ahmad H. Abdul-Baki & Katherine Abdul-Baki TTEE
Abdul-Baki Family Revocable Trust
McLean, VA 22102-1433	7%

Global Realty Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	99%

Short Duration Fixed Income Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	38%

Publishers Clearing House LLC
382 Channel Drive
Port Washington, NY 11050-2297	17%

Lazard Freres & Company LLC
30 Rockefeller Plaza, 19th Floor
New York, NY 10112-5599	17%

Bank of America, N.A
As Cusodian FBO Customers
135 South LaSalle Street, Suite 1811
Chicago, IL 60603-4177	16%

Wells Fargo Bank, N.A.
FBO Customers
P.O. Box 1533
Minneapolis, MN 55480-1533	6%

Corporate Income Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	24%

Mac & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230	14%

Mac & Co.
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230	10%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	8%

Mac & Co.
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230	6%

National Financial Services Corp.
200 Liberty Street
One World Financial Center
New York, NY 10281-1003	5%

Global Fixed Income Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	89%

National Financial Services Corp.
One World Financial Center
200 Liberty Street
New York, NY 10281-1003	9%

Capital Allocator Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	74%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	13%

Name and Address	Percentage of Total Open Shares Outstanding

Equity Concentrated Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	40%

Charles Schwab Bank Cust.
FBO ETC Corporation 401(k) Profit Sharing Plan
1251 Waterfront Place, Suite 525
Pittsburgh, PA 15222-4228	29%

TD Ameritrade Inc.
FBO Its Clients
P.O. Box 2226
Omaha, NE 68103-2226	5%

Strategic Equity Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	49%

Priac as Trustee/Custodian
FBO Various Retirement Plans
280 Trumbull Street
One Commercial Plaza
Hartford, CT 06103	21%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246	16%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	7%

Mid Cap Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	28%

ING Life Insurance and Annuity Company
151 Farmington Avenue, TN41
Hartford, CT 06156	20%

Reliance Trust Company
8515 East Orchard Road 2T2
Greenwood Village, CO 80111-5002	15%

NFS LLC
FEBO State Street Bank & Trust Co.
Trustee Various Retirement Plans
440 Mamaroneck Avenue
Harrison, NY 10528-2418	6%

Small-Mid Cap Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	21%

Nationwide Life Insurance, NWVA
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218	17%

Prudential Retirement Insurance & Annuity Co.
FBO Various Retirement Plans
280 Trumbull Street
One Commercial Plaza
Hartford, CT 06103	9%

Nationwide Life Insurance, QVPA
C/O IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218	9%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484	7%

Global Listed Infrastructure Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	45%

TD Ameritrade Inc.
FBO Its Customers
P.O. Box 2226
Omaha, NE 68103	16%

International Equity Portfolio

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246	24%

UBS WM USA
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761	20%

Charles Atwood Company
136 E. Michigan Avenue, Suite 1201
Kalamazoo, MI 49007	13%

Charles Schwab & Co., Inc.
Special Custody Account
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	7%

International Equity Select Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	27%

First Clearing, LLC
FBO Its Customers
10750 Wheat First Drive
Glen Allen, VA 23060	11%

NFS LLC
FEBO Wm V. Heaphy & Christine A. Heaphy
1 Eastport Court
Luthvle Timon, MD 21093-3803	11%

LAFOBA & Co.
50 Commerce Drive
Grayslake, IL 60030-1600	10%

William Blair & Co. LLC
Gizmo Partners LP
222 West Adams Street
Chicago, IL 60606-5312	9%

William Blair & Co. LLC
Jonathan and Natalie Stein
222 West Adams Street
Chicago, IL 60606-5312	5%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	5%

International Strategic Portfolio

Charles Schwab & Co., Inc.
Special Custody Account
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	44%

Genworth Financial Trust Co.
3200 North Central Avenue
Phoenix, AZ 85012	16%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	12%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484	7%

International Small Cap Portfolio

Charles Schwab & Co., Inc.
Special Custody Account
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	71%

Emerging Markets Core Equity Portfolio

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-0015	99%

Emerging Markets Portfolio

Charles Schwab & Co., Inc.
Special Custody Account
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	27%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	9%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	6%

Developing Markets Portfolio

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza 2, Floor 3
Jersey City, NJ 07311	29%

Charles Schwab & Co., Inc.
Special Custody Account
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	17%

UBS WM USA
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761	9%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	5%

Emerging Markets Blend Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	14%

TD Ameritrade Inc.
FBO Its Customers
P.O. Box 2226
Omaha, NE 68103-2226	8%

Emerging Markets Multi-Strategy Portfolio

UBS WM USA
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761	54%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	12%

Emerging Markets Debt Portfolio

UBS WM USA
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761	19%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	8%

Realty Income Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	43%

LPL Financial
9875 Towne Centre Drive
San Diego, CA 92121-1968	9%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	9%

Realty Equity Portfolio

UBS WM USA
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761	16%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	14%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	6%

Global Realty Portfolio

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052	34%

NFS LLC
FEBO Jay P. Leupp
Hillsborough, CA	20%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	13%

UBS WM USA
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761	8%

Corporate Income Portfolio

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07303-2052	17%

State Street Bank & Trust Company
Custodian for the IRA of FBO Richard J. Urowsky
c/o Sullivan and Cromwell
125 Broad Street
New York, NY 10004-2400	16%

Merrill Lynch, Pierce, Fenner & Smith Incorporated
FBO Its Customers
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246	16%

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	12%

MG Trust Company
FBO Smith & Downey, PA 401(k) Plan
700 17th Street, Suite 300
Denver, CO 80202-3531	8%

Thomas J. Cogdill and Patricia W. Cogdill TTES
Cogdill Family Trust dtd 8/6/03
Huntsville, AL	8%

TD Ameritrade Inc.
FEBO Its Customers
P.O. Box 2226
Omaha, NE 68103-2226	5%

Global Fixed Income Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	100%

Capital Allocator Portfolio

Charles Schwab & Co., Inc.
FBO Its Customers
211 Main Street
San Francisco, CA 94105-1905	24%

National Financial Services LLC
FEBO Elwyn Inc. Ret. Plan
111 Elwyn Road
Elwyn, PA 19063-4622	10%

Pershing LLC
1 Pershing Plaza
Jersey City, NJ 07399-0002	7%

Under the 1940 Act, a shareholder that beneficially owns, directly or indirectly, more than 25% of a Portfolio’s total outstanding shares may be deemed a “control person” (as defined in the 1940 Act) of the Portfolio.

Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients’ accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this SAI, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund’s Board. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based on the relative net assets of the applicable Class.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of a majority of the Fund’s outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

The Fund is a “series fund,” which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

Each Portfolio will send annual and semi-annual financial statements to its shareholders.

The Fund’s Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or this SAI as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

The “Dow Jones US Select Real Estate Securities IndexSM” is a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”), and has been licensed for use. “Dow Jones®”, “Dow Jones US Select Real Estate Securities IndexSM” and “Dow Jones Indexes” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME and have been sub-licensed for use for certain purposes by the Investment Manager. Realty Income Portfolio and Realty Equity Portfolio, which compare their performance to the Dow Jones US Select Real Estate Securities IndexSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME or their respective affiliates and Dow Jones, CME and their respective affiliates make no representation regarding the advisability of investing in such product(s).

“Wells Fargo Hybrid and Preferred Securities” and “WHPS” are service marks of Wells Fargo & Company. Wells Fargo & Company does not guarantee the accuracy or completeness of the Wells Fargo Hybrid and Preferred Securities REIT Index (“WHPS”) and shall have no liability for any errors, omissions or interruptions to publication. Wells Fargo & Company does not sponsor or advise any product or service that references WHPS, nor does Wells Fargo & Company represent that any use of WHPS by any person is appropriate, suitable or fit for the uses to which it is put.

BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding the same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend any company, or any of its products or services.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Legal matters in connection with the issuance of the shares of the Fund offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, is the independent registered public accounting firm for the Fund.

APPENDIX A

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P and Moody’s.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	nature of and provisions of the obligation; and

•

protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated “CC” is currently highly vulnerable to nonpayment.

A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An “NR” indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions. An S&P US municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

•	amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody’s

Long-Term Obligations Ratings and Definitions. Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

Obligations rated “B” are considered speculative and are subject to high credit risk.

Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings. Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

US Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX B

PROXY VOTING POLICY

LAZARD ASSET MANAGEMENT LLC
Proxy Voting

Policy:

As a fiduciary, Lazard Asset Management LLC (the “Investment Manager”) is obligated to vote proxies in the best interests of its clients. The Investment Manager has adopted a written policy (the “Policy”) that is designed to ensure that it satisfies its fiduciary obligation. The Investment Manager has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of the Policy.

The Investment Manager manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, the Investment Manager’s policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, the Investment Manager must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. The Investment Manager’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to the Investment Manager’s Chief Operating Officer. Oversight of the process is provided by the Investment Manager’s Legal/Compliance Department and by a Proxy Committee consisting of senior officers of the Investment Manager. To assist it in its proxy-voting responsibilities, the Investment Manager currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services. ISS provides the Investment Manager with its independent analysis and recommendation regarding virtually every proxy proposal that the Investment Manager votes on behalf of its clients, with respect to both US and non-US securities.

The Investment Manager’s Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the “Approved Guidelines”). These Approved Guidelines provide that the Investment Manager should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. The Investment Manager believes that its portfolio managers and global research analysts with knowledge of the company (“Portfolio Management”) are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management’s recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee’s final determination. The Manager of ProxyOps may also consult with the Investment Manager’s Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for the Investment Manager. Should the appearance of such a conflict exist, the Investment Manager will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently ISS. If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, the Investment Manager will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, the Investment Manager will follow the recommendation of ISS’s Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. The Investment Manager’s Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund’s annual and semi-annual report to shareholders and in its Statement of Additional Information (“SAI”), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC’s website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

THE LAZARD FUNDS, INC.
PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

(a)	Articles of Incorporation, Articles of Amendment and Articles Supplementary(1), (2), (3), (6), (7), (8), (9), (10), (11), (12), (13), (14), (15), (16), (17),(18), (19), (20)*

(b)	By-Laws(8)

(d)(1)	Investment Management Agreement, as revised(20)
(d)(2)	Expense Limitation Agreement, as revised*

(e)	Distribution Agreement, as revised(7)

(g)	Amended and Restated Custodian Contract(1)

(h)(1)	Revised Transfer Agency and Service Agreement(1)
(h)(2)	Amendment to Revised Transfer Agency and Service Agreement(1)
(h)(3)	Administration Agreement(4)

(i)	Opinion and Consent of Counsel(5)

(j)	Consent of Independent Registered Public Accounting Firm*

(m)(1)	Distribution and Servicing Plan, as revised(20)
(m)(2)	Form of Financial Intermediary Agreement(18)

(n)	18f-3 Plan, as revised*

(p)	Code of Ethics(16)

Other Exhibits:

(s)	Powers of Attorney of Board Members(9)

*	Filed herewith.

1.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2003.
2.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 22 filed with the SEC on December 29, 2000.
3.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 25 filed with the SEC on April 30, 2001.
4.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 8 filed with the SEC on October 13, 1995.
5.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 9 filed with the SEC on December 27, 1995.
6.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 31 filed with the SEC on December 3, 2004.
7.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 34 filed with the SEC on July 20, 2005.
8.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 38 filed with the SEC on February 27, 2006.
9.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 42 filed with the SEC on

February 13, 2008.
10.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 44 filed with the SEC on April 29, 2008.
11.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 48 filed with the SEC on September 24, 2008.
12.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 51 filed with the SEC on December 22, 2009.
13.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 53 filed with the SEC on April 9, 2010.
14.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 58 filed with the SEC on March 25, 2011.
15.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 62 filed with the SEC on August 12, 2011.
16.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 65 filed with the SEC on November 17, 2011.
17.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 67 filed with the SEC on April 27, 2012.
18.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 69 filed with the SEC on May 23, 2012.
19.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 74 filed with the SEC on June 25, 2013.
20.	Incorporated by reference from Registrant’s Post-Effective Amendment No. 79 filed with the SEC on October 22, 2013.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 30.	INDEMNIFICATION.

Reference is made to Article EIGHTH of Registrant’s Articles of Incorporation filed as Exhibit (a) and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VI of Registrant’s By-Laws filed as Exhibit (b) and by the following undertaking set forth in the rules promulgated by the SEC:

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Reference also is made to the Investment Management Agreement and the Distribution Agreement filed as Exhibits (d) and (e), respectively.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

The descriptions of personnel of Lazard Asset Management LLC (“LAM”) under the Captions “Fund Management” in the Prospectus and “Management” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein. The following is a list of the directors and senior officers of the Investment Manager. None of the persons listed below has had other business connections of a substantial nature during the past two fiscal years.

Title / Name

Directors
Kenneth M. Jacobs
Alexander F. Stern
Chief Executive Officer and Director
Ashish Bhutani
Deputy Chairmen
Charles Carroll
Andrew Lacey
John Reinsberg
Chairman USA
Robert P. DeConcini
Senior Managing Directors
Andreas Hubner
Robert Prugue
Bill Smith
Managing Directors
Jennifer Abate
Aaron Barnfather
Ardra Belitz
Michael Bennett
Christopher Blake
Nicholas Bratt
Charles Burgdorf
Irene Cheng
Rohit Chopra
David Cleary
Kenneth Colton
Robert Connin
Alan Custis
Kun Deng
James Donald
Anthony Dote, Jr.
Yury Dubrovsky
Christian Eckert
Robert Failla
Michael Fry
Jeffrey Gould
Timothy Griffen
Peter Hunsberger
Jai Jacob
Dwight Jacobsen
Arif Joshi
Yvette Klevan
Werner Krämer
Matthias Kruse
Jay Leupp
Mark Little
Carmine Lizza
Gerald B. Mazzari
Thomas McManus
Keiichi Miki
Jonathan Morris

Andrew Norris
Kevin O’Hare
Nathan A. Paul
David Pizzimenti
Michael Powers
Ganesh Ramachandran
Joe Ramos
Shaka Rasheed
Sean Reynolds
Susan Roberts
Patrick Ryan
James Schachtel
Ulrich Schweiger
Brian Simon
Denise Simon
Manish Singhai
Darrin Sokol
Craig Straub
Jeremy Taylor
Ronald Temple
Richard Tutino
George Varino
Louisa Vincent
Kelly Ward
Merida Welles
Christopher Whitney
David Willis

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)

Lazard Asset Management Securities LLC, a Delaware limited liability company, is the principal underwriter of the Registrant and also serves as the principal underwriter of Lazard Retirement Series, Inc.

(b)	The following information is given regarding directors and officers of Lazard Asset Management Securities LLC, whose principal business address is 30 Rockefeller Plaza, New York, New York 10112.

Name	Position and Offices with Underwriter	Position and Offices with Registrant

Charles L. Carroll	Chief Executive Officer	President and Director
Brian D. Simon	Chief Compliance Officer	Chief Compliance Officer and Assistant Secretary
Gerald B. Mazzari	Chief Financial Officer and Chief Operating Officer	None
Nathan A. Paul	Chief Legal Officer	Secretary

(c)	Not applicable.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained primarily at the offices of Registrant’s custodian, State Street Bank and Trust Company. All other records so required to be maintained are maintained at the offices of LAM, 30 Rockefeller Plaza, New York, New York 10112.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement under Rule 485(b) of the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 25th day of November, 2013.

THE LAZARD FUNDS, INC.

By:	/s/ Charles L. Carroll

Charles L. Carroll, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

	/s/ Charles L. Carroll	President and Director	November 25, 2013

Charles L. Carroll

	/s/ Stephen St. Clair	Treasurer and Chief Financial Officer	November 25, 2013

Stephen St. Clair

	/s/ Ashish Bhutani	Director	November 25, 2013

Ashish Bhutani

	/s/ Kenneth S. Davidson*	Director	November 25, 2013

Kenneth S. Davidson

	/s/ Nancy A. Eckl*	Director	November 25, 2013

Nancy A. Eckl

	/s/ Leon M. Pollack*	Director	November 25, 2013

Leon M. Pollack

	/s/ Richard Reiss, Jr.*	Director	November 25, 2013

Richard Reiss, Jr.

	/s/ Robert M. Solmson*	Director	November 25, 2013

Robert M. Solmson

*By:	/s/ Nathan A. Paul

Attorney-in-fact, Nathan A. Paul

EXHIBIT INDEX

(a)	Articles Supplementary
(d)(2)	Expense Limitation Agreement, as revised
(j)	Consent of Independent Registered Public Accounting Firm
(n)	18f-3 Plan, as revised